Exhibit 10.10

DATED	1 July 2015

(1) PRIME HOLDCO C-T, S.À R.L.
as Company

(2) THE COMPANIES LISTED IN PART 1 OF SCHEDULE 1
as Borrowers

(3) THE COMPANIES LISTED IN PART 2 OF SCHEDULE 1
as Guarantors

(4) AAREAL BANK AG
as Arranger

(5) AAREAL BANK AG
as Original Lender

(6) AAREAL BANK AG
as Agent

(7) AAREAL BANK AG
as Security Agent

(8) CAPITA TRUST COMPANY LIMITED
as English Security Agent

(9) THE COMPANIES IDENTIFIED IN THE SIGNATURE PAGES
as Italian Facility Guarantors

and

(10) AAREAL BANK AG
as IFA Security Agent

AMENDMENT AND RESTATEMENT AGREEMENT
relating to
a Facility Agreement dated 1 April 2015
(and incorporating certain security confirmations in connection with the Italian Facility Agreement as defined therein)

CONTENTS

1.	DEFINITIONS AND INTERPRETATION	2
2.	RESTATEMENT	5
3.	REPRESENTATIONS	5
4.	ACKNOWLEDGEMENT, FURTHER ASSURANCE AND RATIFICATION	6
5.	FEES, COSTS AND EXPENSES	7
6.	MISCELLANEOUS	8
7.	LAPSE	8
8.	GOVERNING LAW AND ENFORCEMENT	9
SCHEDULE 1: THE OBLIGORS		10
	Part 1: The Borrowers	10
	Part 2: The Guarantors	10
SCHEDULE 2: CONDITIONS PRECEDENT		12
SCHEDULE 3: AMENDED FACILITY AGREEMENT		20

THIS AMENDMENT AGREEMENT is made on     1 July 2015
BETWEEN:

(1)
PRIME HOLDCO C-T, S.À R.L. a private limited liability company (société à responsabilité limitée) incorporated under the laws of the Grand Duchy of Luxembourg, having its registered office at 6A route de Trèves, 6th Floor, L-2633 Senningerberg, Grand Duchy of Luxembourg and registered with the Luxembourg trade and companies register under number B 192946 (the "Company");

(2)	THE COMPANIES listed in part 1 of schedule 1 (The Obligors) as borrowers (the "Borrowers");

(3)	THE COMPANIES listed in part 2 of schedule 1 (The Obligors) as guarantors (the "Guarantors");

(4)	AAREAL BANK AG as mandated lead arranger (the "Arranger");

(5)	AAREAL BANK AG as lender (the "Original Lender");

(6)	AAREAL BANK AG as agent of the other Finance Parties (the "Agent");

(7)	AAREAL BANK AG as security trustee or security agent for the Secured Parties (the "Security Agent");

(8)	CAPITA TRUST COMPANY LIMITED as security trustee or security agent for the Secured Parties (the "English Security Agent");

(9)	THE COMPANIES identified in the signature pages to this agreement as "Italian Facility Guarantors" (the "Italian Facility Guarantors"); and

(10)	AAREAL BANK AG as security trustee or security agent for the Secured Parties under and as defined in the Italian Facility Agreement (the "IFA Security Agent").
BACKGROUND:

A
This Amendment Agreement is supplemental to the €478,572,083 term loans facility agreement dated 1 April 2015 and made between, amongst others, (1) Prime Holdco C-T S à r.l. as Company, (2) the companies listed in part 1 of schedule 1 to it as Original Borrowers, (3) the companies listed in part 2 of schedule 1 to it as Original Guarantors, (4) Aareal Bank AG as Arranger, (5) Aareal Bank AG as Original Lender, (6) Aareal Bank AG as Agent, (7) Aareal Bank AG as the Security Agent and (8) Capita Trust Company Limited as English Security Agent (the "Original Facility Agreement").

B
The Finance Parties have agreed, subject to the terms of this Amendment Agreement, to make certain amendments to the Original Facility Agreement to accommodate an increase to the Total Commitments in an amount equal to the Increased Facility Amount (as defined below).

C
The Italian Facility Guarantors enter into this Agreement for the purpose of providing certain confirmations to the IFA Security Agent and the IFA Security Agent is a party to this Agreement solely for the purpose of acknowledging those confirmations.

IT IS AGREED:

1.	DEFINITIONS AND INTERPRETATION

1.1	Definitions
In this Amendment Agreement:
"Amended French Property Owner Loans Agreement" means the amended and restated French Property Owner Loans Agreement dated on or around the Effective Date between, amongst others, the PPD Lender (as lender), each French Property Owner (as borrower) and Prime OPCI (as guarantor);
"Amendment Documents" means:

(a)	this Amendment Agreement;

(b)	each Belgian Confirmation Deed;

(c)	each English Security Document;

(d)	each French Amendment Document;

(e)	each German Security Document;

(f)	each Italian Confirmation Deed;

(g)	the Swedish Confirmation Deed; and

(h)	any other document designated as such by the Agent and the Company;
"Belgian Confirmation Deed" means the Belgian law confirmation deed dated on or around the Effective Date and provided by the Belgian Obligor and Prime Pool V-T S.à r.l. in connection with the Security granted by them as described in paragraph (a) of Part 2 of Schedule 14 (Security Documents) of the Original Facility Agreement;
"Effective Date" means the date on which the Agent gives written notice to the Company that it has received each of the documents and other evidence listed in schedule 2 (Conditions precedent) in form and substance satisfactory to the Agent;
"English Security Document" means:

(a)	a legal mortgage entered into by the relevant Luxembourg Borrowers in respect of the English Properties and granted in favour of the English Security Agent; and

(b)	a fixed and floating charge over all of its assets entered into or to be entered into by the relevant Luxembourg Borrowers and made in favour of the Security Agent in an agreed form;
"French Amendment Document" means:

(a)	the "Amended French Property Owner Loans Agreement" providing for

(i)
a French law mortgage (hypothèque conventionnelle) over each French Property for an aggregate principal amount of EUR 20,300,000 to be increased with accessories of 10% to be and granted by each French Property Owner as security

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for its payment obligations under the French Intra-Group Loan granted to it pursuant to the Amended French Property Owner Loans Agreement entered into by the French Property Owners, such as these mortgages are provided in the Amended French Property Owner Loans Agreement entered into by those French Property Owners as follows:
- as regards Issy Property: EUR 13,700,000; and
- as regards MacDonald Property : EUR 6,600,000;

(ii)
a French law governed second ranking pledge with respect to any balance receivables (solde) of each French Property Owner with respect to any bank account open in France in the name of a French Property Owner, granted by each French Property Owner as security for its payment obligations under the French Property Owner Loans Agreement entered into by the French Property Owners;

(iii)
a French law governed second ranking pledge with respect to present and future receivables of each French Property Owner under the Lease Documents, local Insurances and the relevant Sale and Purchase Agreement, granted by each French Property Owner as security for its payment obligations under the French Property Owner Loans Agreement entered into by the French Property Owners;

(iv)
a French law governed second ranking pledge with respect to the share in the other French Property Owner owned by the relevant French Property Owner and granted by such relevant French Property Owner as security for its payment obligations under French Property Owner Loans Agreement entered into by the French Property Owners; and

(v)	security entered into by Prime OPCI

(A)
a French law governed second ranking pledge with respect to the shares in each French Property Owner owned by Prime OPCI and granted by Prime OPCI as security for the payment obligations of each French Property Owner;

(B)
a French law governed second ranking pledge with respect to the intragroup receivables vis-à-vis each French Property Owner owned by Prime OPCI and granted by Prime OPCI as security for the payment obligations of each French Property Owner;

(C)
a French law governed second ranking pledge with respect to any balance receivables (solde) of Prime OPCI with respect to any bank account open in France in the name of Prime OPCI, granted by Prime OPCI as security for its guarantee obligations under the French Property Owner Loans Agreement;

(b)	an English law security assignment of the benefit of any Hedge Documents and the Insurances to the extent governed by English law;

(c)
a German law confirmation agreement for the German law security assignment agreement in respect of all rights and claims of each French Property Owner under the Sale and Purchase Agreement and in respect of their claims under the Asset Management Agreement;

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(d)	second ranking securities account pledge agreement with respect to the securities account of the PPD Lender where all shares of Prime OPCI are registered;

(e)
an amended Dailly master security assignment agreement in accordance with sections L. 313-23 et seq. of the French Code monétaire et financier with respect to present and future receivables under the French Intra-Group Debt Documents and the French Intra-Group Loans made by the PPD Lender to the French Property Owners and any other present and future receivables against Prime OPCI and any French Property Owner;

(f)	all and any of the Dailly law assignment forms delivered by the PPD Lender pursuant to the master security assignment agreement referred to in paragraph (e) above; and

(g)	any other document evidencing or creating Security over any asset to secure the French Property Owner Loans Agreement designated as such by the Agent, the PPD Lender and the Company;
"Further Utilisation Date" means the first date of Utilisation of all of the Increased Facility Amount being a date no earlier than two days after the Effective Date;
"German Security Documents" means:

(a)	the amendment and confirmation agreement regarding the global assignment agreement, the security purpose agreement and the account pledge agreement between the German Borrowers and the Security Agent;

(b)	the amendment and confirmation agreement regarding the security assignment agreement regarding SPA and management receivables between various Borrowers and the Security Agent;

(c)	notifications and acknowledgements regarding duty of care agreements (if applicable);
"Increased Facility Amount" means the lower of:

(a)	€100,000,000; and

(b)	the maximum amount which, when aggregated with the Portfolio Loans already made, does not exceed 60% of the sum of the market values of the Portfolio Properties as set out in the Initial Valuation;
"Italian Confirmation Deeds" means the Italian law confirmation and extension deeds dated on or around the Effective Date and entered into by Prime ITA Milan-T S.r.l. as Italian Obligor or Prime Pool III C-T S à r.l. (as the case may be) and Aareal Bank AG in connection with the Security granted by the Italian Obligor or Prime Pool III C-T S à r.l. (in case of the pledge (pegno) over the quota representing the entire corporate capital of Prime ITA Milan-T S.r.l.) as described in paragraph (g) of Part 2 of Schedule 14 (Security Documents) of the Original Facility Agreement;
"Italian Facility Guarantee" means the English law guarantee and indemnity dated 1 April 2015 and provided by the Italian Facility Guarantors in favour of the IFA Security Agent;
"Portfolio Loan" means the aggregate amount of the Loans and the Loans under and as defined in the Italian Facility Agreement;

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"Portfolio Property" means a Charged Property or a Charged Property under and as defined in the Italian Facility Agreement or a French Property;
"Swedish Confirmation Deed" means the Swedish law confirmation of Security dated on or around the Effective Date and provided by the Swedish Obligor and Prime Pool IV B - T, S.à r.l. in connection with the Security granted by it as described in paragraph (f) of Part 2 of Schedule 14 (Security Documents) of the Original Facility Agreement.

1.2	Incorporation of defined terms and construction

(a)
Unless a contrary indication appears, terms defined in, or construed for the purposes of, the Original Facility Agreement have the same meanings when used in this Amendment Agreement (unless the same are otherwise defined in this Amendment Agreement).

(b)	The principles of construction as set out in clause 1.2 (Interpretation) of the Original Facility Agreement shall have effect as though they were set out in full in this Amendment Agreement.

1.3	Continuing obligations
Subject to the provisions of this Amendment Agreement:

(a)	the Original Facility Agreement and all the other Finance Documents shall remain in full force and effect;

(b)	the Original Facility Agreement shall be read and construed as one document with this Amendment Agreement; and

(c)
nothing in this Amendment Agreement shall constitute a waiver or release of any right or remedy of the Finance Parties under the Finance Documents, nor otherwise prejudice any right or remedy of a Finance Party under the Original Facility Agreement or any other Finance Document.

2.	RESTATEMENT
With effect from the Effective Date, the Original Facility Agreement shall be amended and restated so that it shall be read and be construed for all purposes as set out in schedule 3 (Amended Facility Agreement).

3.	REPRESENTATIONS

(a)	Each Obligor and each Italian Facility Guarantor represents and warrants that:

(i)
the board resolutions approving the execution of the documents referred to in paragraph 1(b) of schedule 2 (Conditions precedent) (the "Documents") were duly and properly passed after compliance with all appropriate formalities and remain in full force and effect;

(ii)	the Company, each other Obligor and each Italian Facility Guarantor is authorised to execute the Documents to which it is a party; and

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(iii)	the Company, each other Obligor and each Italian Facility Guarantor is authorised to make the representations and warranties as provided in clauses 3(a)(i) and 3(a)(ii).

(b)
Each Obligor makes the Repeating Representations and the representations set out in clause 3(a) in relation to it on the Effective Date (whether or not the Effective Date shall have occurred by such date) and on the Effective Date, by reference to the facts and circumstances existing at such dates.

(c)
Each Italian Facility Guarantor repeats the representations contained in clause 9 (Representations of the Guarantor) of the Italian Facility Guarantee and makes the representations set out in clause 3(a) in relation to it on the Effective Date (whether or not the Effective Date shall have occurred by such date) and on the Effective Date, by reference to the facts and circumstances existing at such dates.

4.	ACKNOWLEDGEMENT, FURTHER ASSURANCE, RATIFICATION AND CONFIRMATION OF SECURITY

4.1	Reliance

(a)
Each Obligor acknowledges that the Finance Parties have entered into this Amendment Agreement in full reliance on the representations and warranties made by it in the terms stated in clause 3 (Representations).

(b)
Each Italian Facility Guarantor acknowledges that the IFA Security Agent has entered into this Amendment Agreement in full reliance on the representations and warranties made by it in the terms stated in clause 3 (Representations).

4.2	Further assurance
Each of the Obligors shall, at the request of the Agent and at its own expense, do all such acts and things necessary or desirable to give effect to the amendments effected or to be effected pursuant to this Amendment Agreement.

4.3	Guarantee and indemnity
Each Guarantor ratifies and reaffirms the guarantee and indemnity contained in clause 18 (Guarantee and indemnity) of the Original Facility Agreement), which guarantee and indemnity shall continue in full force and effect, notwithstanding any term or provision in this Amendment Agreement and subject always to schedule 10 (Guarantee Limitations) of the Original Facility Agreement.

4.4	Confirmation of Security subject to Netherlands law

(a)	Original Facility Agreement
For the avoidance of doubt, each Dutch Obligor confirms for the benefit of the Finance Parties that the Security Documents of the Original Facility Agreement to which it is a party shall (a) remain in full force and effect notwithstanding the amendments as set out in schedule 3 (Amended

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Facility Agreement) and (b) continue to secure its Secured Obligations (as defined in the relevant Security Document) under the Finance Documents as amended (including, but not limited to, under the Original Facility Agreement as amended and restated by this Amendment Agreement).

(b)	Italian Facility Agreement
For the avoidance of doubt, each Italian Facility Guarantor organised and existing under the laws of The Netherlands confirms for the benefit of the IFA Security Agent that the Security Documents under and as defined in the Italian Facility Agreement and to which it is a party shall (a) remain in full force and effect notwithstanding any amendments to the Italian Facility Agreement and (b) continue to secure its Secured Obligations (under and as defined in the relevant Security Document) under the Finance Documents (under and as defined in the Italian Facility Agreement) as amended (including, but not limited to, under the Italian Facility Agreement as amended and restated by an amendment and restatement agreement dated on or around the date hereof).

4.5	Confirmation of Security subject to Luxembourg law

(a)	Original Facility Agreement
For the avoidance of doubt, each Luxembourg Obligor confirms for the benefit of the Finance Parties that the Security Documents to which it is a party shall (a) remain in full force and effect notwithstanding the amendments as set out in schedule 3 (Amended Facility Agreement) and (b) continue to secure its Secured Obligations (as defined in the relevant Security Document) under the Finance Documents as amended (including, but not limited to, under the Original Facility Agreement as amended and restated by this Amendment Agreement).

(b)	Italian Facility Agreement
For the avoidance of doubt, each Italian Facility Guarantor organised and existing under the laws of the Grand Duchy of Luxembourg confirms that the Security Documents under and as defined in the Italian Facility Agreement and to which it is a party shall (a) remain in full force and effect notwithstanding any amendments to the Italian Facility Agreement and (b) continue to secure its Secured Obligations (under and as defined in the relevant Security Document) under the Finance Documents (under and as defined in the Italian Facility Agreement) as amended (including, but not limited to, under the Italian Facility Agreement as amended and restated by an amendment and restatement agreement dated on or around the date hereof).

4.6	Confirmation in respect of the Italian Facility Guarantee
Each Italian Facility Guarantor confirms and agrees that with effect from (and including) the Effective Date, the guarantees and indemnities set out in the Italian Facility Guarantee shall continue to apply and extend to the Guaranteed Obligations (as defined in the Italian Facility Guarantee) subject to the guarantee limitations set out in Schedule 4 (Guarantee Limitations) of the Italian Facility Guarantee.

5.	FEES, COSTS AND EXPENSES

5.1	Amendment fee

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The Company must pay to the Agent an amendment fee of 0.75% of the Increased Facility Amount on the earlier of the Further Utilisation Date or the expiry of the Availability Period.

5.2	Costs and expenses
The Company shall within 3 Business Days of demand pay the Finance Parties the amount of all costs and expenses (including legal fees) reasonably incurred by any of them in connection with the negotiation, preparation, printing and execution of this Amendment Agreement and any other documents referred to in this Amendment Agreement.

6.	MISCELLANEOUS

6.1	Incorporation of terms
The provisions of clauses 33 (Notices) and 37 (Amendments and waivers) of the Original Facility Agreement shall apply to this Amendment Agreement as if set out in full in this Amendment Agreement and as if references in those clauses to "this Amendment Agreement" or "the Finance Documents" are references to this Amendment Agreement.

6.2	Counterparts
This Amendment Agreement may be executed in any number of counterparts, and this has the same effect as if the signatures on the counterparts were on a single copy of this Amendment Agreement.

6.3	Finance Document
The Agent and the Company designate this Amendment Agreement as a "Finance Document".

6.4	Third party rights

(a)
Unless expressly provided to the contrary in a Finance Document a person who is not a party to this Amendment Agreement has no right under the Contracts (Rights of Third Parties) Act 1999 to enforce or enjoy the benefit of any term of this Amendment Agreement.

(b)	Notwithstanding any term of any Finance Document, the consent of any person who is not a party to this Amendment Agreement is not required to rescind or vary this Amendment Agreement at any time.

6.5	Instruction to the English Security Agent
The Lenders and the Agent hereby instruct the English Security Agent to enter into this Agreement and any other documents or agreements referred to in this Agreement, or otherwise to be entered into in connection with it and to which the English Security Agent is a party.

7.	LAPSE

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(a)
If the Effective Date does not occur on or before 13 July 2015 (unless extended by agreement between the Agent and the Obligors' Agent), this Amendment Agreement shall terminate and, subject to clause 7(b), cease to be of any effect.

(b)	Clause 5 (Fees, costs and expenses) shall continue in full force and effect notwithstanding the termination of this Amendment Agreement pursuant to clause 7(a).

8.	GOVERNING LAW AND ENFORCEMENT

8.1	Governing law

(a)	Subject to (b) and (c) below, this Amendment Agreement and any non-contractual obligations arising out of or in connection with it shall be governed by English law.

(b)	Clause 4.4 (Confirmation of Security subject to Netherlands law) shall be governed by, and shall be construed in accordance with, the law of the Netherlands.

(c)	Clause 4.5 (Confirmation of Security subject to Luxembourg law) shall be governed by, and shall be construed in accordance with Luxembourg law.

8.2	Jurisdiction of English courts

(a)
The courts of England have exclusive jurisdiction to settle any dispute arising out of or in connection with this Amendment Agreement (including a dispute relating to the existence, validity or termination of this Amendment Agreement or any non-contractual obligation arising out of or in connection with this Amendment Agreement) (a "Dispute").

(b)	The parties to this Amendment Agreement agree that the courts of England are the most appropriate and convenient courts to settle Disputes and accordingly no such party will argue to the contrary.

(c)
This clause 8.2 is for the benefit of the Finance Parties and Secured Parties only. As a result, no Finance Party or Secured Party shall be prevented from taking proceedings relating to a Dispute in any other courts with jurisdiction. To the extent allowed by law, the Finance Parties and Secured Parties may take concurrent proceedings in any number of jurisdictions.

8.3	Service of process
Any service of process under this Amendment Agreement shall be made in accordance with clause 43.2 (Service of process) of the Original Facility Agreement.
This Amendment Agreement has been entered into on the date stated at the beginning of this Amendment Agreement.

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SCHEDULE 1: THE OBLIGORS
Part 1: The Borrowers

Name of Borrower	Jurisdiction of incorporation and registration number (or equivalent, if any)
Prime UK Portman - T S.à r.l.	Luxembourg (R.C.S. Luxembourg B 193076)
Prime UK Condor - T S.à r.l.	Luxembourg (R.C.S. Luxembourg B 193151)
Prime GER Drehbahn - T S.à r.l.	Luxembourg (R.C.S. Luxembourg B 192950)
Prime GER Valentinskamp - T S.à r.l.	Luxembourg (R.C.S. Luxembourg B 192951)
Prime GER Dammtorwall T S.à r.l.	Luxembourg (R.C.S. Luxembourg B 193493)
Prime Pool II - T S.à r.l.	Luxembourg (R.C.S. Luxembourg B 194792)
Prime NLD Rotterdam-T B.V.	Netherlands
Prime NLD Amsterdam-T B.V.	Netherlands
Prime BEL Rue de la Loi - T SPRL (formerly known as Chrysalis Invest NV)	Belgium RPM 0463.603.184
Prime SWE Gothenburg – T AB	Sweden Swedish registration number 556589-8920

Part 2: The Guarantors

Name of Guarantor	Jurisdiction of incorporation and registration number (or equivalent, if any)
Prime UK Portman - T S.à r.l.	Luxembourg (R.C.S. Luxembourg B 193076)

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Prime UK Condor - T S.à r.l.	Luxembourg (R.C.S. Luxembourg B 193151)
Prime GER Drehbahn - T S.à r.l.	Luxembourg (R.C.S. Luxembourg B 192950)
Prime GER Valentinskamp - T S.à r.l.	Luxembourg (R.C.S. Luxembourg B 192951)
Prime GER Dammtorwall T S.à r.l.	Luxembourg (R.C.S. Luxembourg B 193493)
Prime Pool II - T S.à r.l.	Luxembourg (R.C.S. Luxembourg B 194792)
Prime NLD Rotterdam-T B.V.	Netherlands
Prime NLD Amsterdam-T B.V.	Netherlands
Prime Pool VII -T S.à r.l.	Luxembourg (R.C.S. Luxembourg B 194803)
Prime Pool I - T S.à r.l.	Luxembourg (R.C.S. Luxembourg B 193480)
Prime Pool III A - T, S.à r.l.	Luxembourg (R.C.S. Luxembourg B 194805)
Prime Pool III B - T, S.à r.l.	Luxembourg (R.C.S. Luxembourg B 194815)
Prime Pool III C - T, S.à r.l.	Luxembourg (R.C.S. Luxembourg B 194832)
Prime ITA Milan-T S.R.L.	Italy (Companies' register of Milan no. 09013470969)
Prime Pool V - T, S.à r.l.	Luxembourg (R.C.S. Luxembourg B 194797)
Prime Pool VI - T, S.à r.l.	Luxembourg (R.C.S. Luxembourg B 194802)

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Prime Pool IV A - T, S.à r.l.	Luxembourg (R.C.S. Luxembourg B 194806)
Prime Pool IV B - T, S.à r.l.	Luxembourg (R.C.S. Luxembourg B 194812)
Prime BEL Rue de la Loi - T SPRL (formerly known as Chrysalis Invest NV)	Belgium RPM 0463.603.184
Prime SWE Gothenburg – T AB	Sweden Swedish registration number 556589-8920

SCHEDULE 2: CONDITIONS PRECEDENT

1.	Transaction Obligors

(a)	In relation to the Transaction Obligor registered in Belgium:

(i)
a copy of the constitutional documents of that Transaction Obligor or a certificate of a person authorised on behalf of that Transaction Obligor certifying that the constitutional documents previously provided to the Agent remain unamended and in full force and effect;

(ii)	a copy of a resolution of the board of managers of that Transaction Obligor:

(A)
approving the terms of, and the transactions contemplated by, the Amendment Documents to which it is a party and resolving that it execute, deliver and perform the Amendment Documents to which it is a party;

(B)	determining and motivating the reasons of that determination, that it has a corporate benefit justifying the assumption of any obligations it has pursuant to clause 18 (Guarantee and indemnity);

(C)	authorising a specified person or persons to execute the Amendment Documents to which it is a party on its behalf; and

(D)
authorising a specified person or persons, on its behalf, to sign and/or despatch all documents and notices (including, if relevant, the Further Utilisation Request) to be signed and/or despatched by it under or in connection with the Amendment Documents to which it is a party;

(iii)
to the extent any change has been made from the specimen signatures previously provided to the Agent, a specimen of the signature of each person authorised on behalf of that Transaction Obligor to enter into any Finance Document or to sign or send any document or notice in connection with any Finance Document;

(iv)	a certificate of that Transaction Obligor (signed by a manager) confirming that borrowing or guaranteeing or securing, as appropriate, the Total Commitments

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(as defined in the Amended Facility Agreement) would not cause any borrowing, guarantee, security or similar limit binding on it to be exceeded;

(v)
a certificate dated no more than five (5) Business Days prior to the Effective Date and issued by the competent Clerk of the Commercial Court stating that at the date of the certificate that Transaction Obligor has been registered with the Crossroads Bank of Enterprises and has neither been declared bankrupt nor filed any request for judicial composition or judicial reorganisation;

(vi)	an excerpt dated no more than five (5) Business Days prior to the Effective Date and issued by the Crossroads Databank for Enterprises in respect of that Transaction Obligor;

(vii)
a certificate of an authorised signatory of that Transaction Obligor certifying that each copy document relating to it specified in this schedule 2 is correct, complete and in full force and effect as at a date no earlier than the Effective Date.

(b)	In relation to each Transaction Obligor registered in France:

(i)
a copy of the constitutional documents of that Transaction Obligor (ie copy of its up-to-date by-laws (statuts)) or a certificate of a person authorised on behalf of that Transaction Obligor certifying that the constitutional documents previously provided to the Agent remain unamended and in full force and effect;

(ii)	a copy of a resolution of the shareholders (or any other relevant corporate body) of that Transaction Obligor:

(A)
approving, when applicable, the terms of, and the transactions contemplated by, the Amendment Documents to which it is a party and resolving that it execute, deliver and perform the Amendment Documents to which it is a party;

(B)
approving, when applicable, the Secured Parties as well as any potential assignee of the pledged shares as future shareholder of that Transaction Obligor in contemplation of the possible enforcement of the pledge granted on the shares in that Transaction Obligor;

(C)	authorising a specified person or persons to execute the Amendment Documents to which it is a party on its behalf; and

(D)
authorising a specified person or persons, on its behalf, to sign and/or despatch all documents and notices (including, if relevant, any utilisation request under the French Property Owner Loans Agreement) to be signed and/or despatched by it under or in connection with the Amendment Documents to which it is a party;

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(iii)
to the extent any change has been made from the specimen signatures previously provided to the Agent, a specimen of the signature of each person authorised by the resolution referred to in paragraph (ii);

(iv)
a certificate of that Transaction Obligor (signed by an authorised signatory of that Transaction Obligor) certifying that each copy document relating to it specified in schedule 2 is correct, complete and in full force and effect as at a date no earlier than the Effective Date) and confirming that borrowing or guaranteeing or securing, as appropriate, the relevant French Intra-Group Loan(s) (as defined in the Amended Facility Agreement) would not cause any borrowing, guarantee, security or similar limit binding on it to be exceeded;

(v)	the original of an incorporation certificate (extrait K-bis) dated no more than 10 Business Days before the Effective Date;

(vi)	the original of a solvency certificate (certificat de recherche negative de procedure collective) dated no more than 10 Business Days before the Effective Date;

(vii)	the original of a statement of liens and registered charges (état des privileges et nantissements) dated no more than 10 Business Days before the Effective Date;

(viii)
a certificate of an authorised signatory of that Transaction Obligor certifying that each copy document relating to it specified in this schedule 2 is correct, complete and in full force and effect as at a date no earlier than the Effective Date.

(c)	In relation to each Transaction Obligor incorporated in Italy:

(i)
a copy of the constitutional documents (atto costitutivo and statuto) of that Transaction Obligor or a certificate of a person authorised on behalf of that Transaction Obligor certifying that the constitutional documents previously provided to the Agent remain unamended and in full force and effect;

(ii)
to the extent required under the constitutional documents, a copy of a resolution of the board of directors or a written decision of the directors (and, to the extent required under the constitutional documents, of the shareholders’ meeting) of that Transaction Obligor:

(A)
approving the terms of, and the transactions contemplated by, the Amendment Documents to which it is a party and resolving that it execute, deliver and perform the Amendment Documents to which it is a party;

(B)	authorising a specified person or persons to execute the Amendment Documents to which it is a party on its behalf; and

(C)	authorising a specified person or persons, on its behalf, to sign and/or despatch all documents and notices (including, if relevant, any

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Utilisation Request) to be signed and/or despatched by it under or in connection with the Amendment Documents to which it is a party;

(iii)
to the extent any change has been made from the specimen signatures previously provided to the Agent, a specimen of the signature of each person authorised by the resolution referred to in paragraph (ii);

(iv)
a certificate of that Transaction Obligor (signed by a director) confirming that borrowing or guaranteeing or securing, as appropriate, the Total Commitments (as defined in the Amended Facility Agreement) would not cause any borrowing, guarantee, security or similar limit binding on that Transaction Obligor to be exceeded;

(v)
a certificate of an authorised signatory of that relevant Transaction Obligor certifying that each copy document relating to it specified in this schedule 2 is correct, complete and in full force and effect as at a date no earlier than the Effective Date;

(vi)
a registration and solvency certificate issued by the competent Italian Companies Registry (certificato di iscrizione nella sezione ordinaria della competente Camera di Commercio con dicitura di non fallimento).

(d)	In relation to each Transaction Obligor registered in the Grand Duchy of Luxembourg:

(i)
a copy of the constitutional documents of that Transaction Obligor (i.e a copy of its deed of incorporation (acte de constitution) or, if available, a copy of the consolidated articles of association or a certificate of a person authorised on behalf of that Transaction Obligor certifying that such documents previously provided to the Agent remain unamended and in full force and effect;

(ii)	a copy of a resolution of the board of managers or, as the case may be, the sole manager of that Transaction Obligor:

(A)
approving the terms of, and the transactions contemplated by, the Amendment Documents to which it is a party and resolving that it execute, deliver and perform the Amendment Documents to which it is a party;

(B)	authorising a specified person or persons to execute the Amendment Documents to which it is a party on its behalf; and

(C)
authorising a specified person or persons, on its behalf, to sign and/or despatch all documents and notices (including, if relevant, any Utilisation Request) to be signed and/or despatched by it under or in connection with the Amendment Documents to which it is a party;

(iii)
to the extent any change has been made from the specimen signatures previously provided to the Agent, a specimen of the signature of each person authorised by the resolution referred to in paragraph (ii);

15

(iv)
a certificate of an authorised signatory of the Transaction Obligor confirming that borrowing or guaranteeing or securing, as appropriate, the Total Commitments (as defined in the Amended Facility Agreement) would not cause any borrowing, guarantee, security or similar limit binding on it to be exceeded;

(v)
a certificate of an authorised signatory of the Transaction Obligor confirming that it is not subject to bankruptcy (faillite), insolvency, voluntary or judicial liquidation (liquidation volontaire ou judiciaire), composition with creditors (concordat préventif de faillite), reprieve from payment (sursis de paiement), controlled management (gestion contrôlée), or similar proceedings; and no application, petition, order or resolution has been made by it or, to the best of its knowledge, by any other person for the appointment of a commissaire, curateur, liquidateur or similar officer for its administration, winding-up or similar proceedings;

(vi)	an excerpt, dated no earlier than one (1) Business Day prior to the Effective Date, issued by the Luxembourg Trade and Companies Register in respect of such Luxembourg Transaction Obligor;

(vii)
a certificate of non-inscription of a judicial decision, dated no earlier than one (1) Business Day prior to the Effective Date, issued by the Luxembourg Trade and Companies Register in relation to such Luxembourg Transaction Obligor; and

(viii)
a certificate of an authorised signatory of that Transaction Obligor certifying that each copy document relating to it specified in this schedule 2 is correct, complete and in full force and effect as at a date no earlier than the Effective Date.

(e)	In relation to each Transaction Obligor registered in the Netherlands:

(i)
a copy of the constitutional documents (including a recent extract from the Dutch trade register (handelsregister) relating to that Transaction Obligor) of that Transaction Obligor or a certificate of a person authorised on behalf of that Transaction Obligor certifying that the constitutional documents previously provided to the Agent remain unamended and in full force and effect;

(ii)	a copy of a resolution of the board of directors of that Transaction Obligor:

(A)
approving the terms of, and the transactions contemplated by, the Amendment Documents to which it is a party and resolving that it execute, deliver and perform the Amendment Documents to which it is a party;

(B)	authorising a specified person or persons to execute the Amendment Documents to which it is a party on its behalf; and

(C)	authorising a specified person or persons, on its behalf, to sign and/or despatch all documents and notices (including, if relevant, any

16

Utilisation Request) to be signed and/or despatched by it under or in connection with the Amendment Documents to which it is a party.

(iii)
to the extent any change has been made from the specimen signatures previously provided to the Agent, a specimen of the signature of each person authorised by the resolution referred to in paragraph (ii);

(iv)
if applicable, a copy of a resolution of its board of supervisory directors (if any) of that Transaction Obligor approving its execution and the terms of, and the transactions contemplated by, the Amendment Documents to which it is a party;

(v)
if applicable, a copy of a resolution signed by all the holders of the issued shares in that Transaction Obligor approving the terms of, and the transactions contemplated by, the Amendment Documents to which that Transaction Obligor is a party;

(vi)
if it is required by law or any arrangement binding on it to obtain works council advice in respect of that Transaction Obligor's or any other person's entry into the Amendment Documents, a copy of a positive advice from its (central) works council (and, if such advice is not unconditional, confirmation from the Parent that (i) the conditions set by the works council are and will be complied with and (ii) such compliance does and will not have a Material Adverse Effect);

(vii)
a certificate of that Transaction Obligor (signed by a director) confirming that borrowing or guaranteeing or securing, as appropriate, the Total Commitments (as defined in the Amended Facility Agreement) would not cause any borrowing, guarantee, security or similar limit binding on it to be exceeded;

(viii)
a certificate of an authorised signatory of that Transaction Obligor certifying that each copy document relating to it specified in this schedule 2 is correct, complete and in full force and effect as at a date no earlier than the Effective Date.

(f)	In relation to each Transaction Obligor registered in Sweden:

(i)	a copy of the constitutional documents of that Transaction Obligor.

(ii)	a copy of a resolution of the board of directors of that Transaction Obligor:

(A)
approving the terms of, and the transactions contemplated by, the Amendment Documents to which it is a party and resolving that it execute, deliver and perform the Amendment Documents to which it is a party;

(B)	authorising a specified person or persons to execute the Amendment Documents to which it is a party on its behalf; and

(C)	authorising a specified person or persons, on its behalf, to sign and/or despatch all documents and notices (including, if relevant, any

17

Utilisation Request) to be signed and/or despatched by it under or in connection with the Amendment Documents to which it is a party.

(iii)
to the extent any change has been made from the specimen signatures previously provided to the Agent, a specimen of the signature of each person authorised by the resolution referred to in paragraph (ii);

(iv)
a certificate of that Transaction Obligor (signed by a director) confirming that borrowing or guaranteeing or securing, as appropriate, the Total Commitments (as defined in the Amended Facility Agreement) would not cause any borrowing, guarantee, security or similar limit binding on that Transaction Obligor to be exceeded;

(v)
a certificate of an authorised signatory of that Transaction Obligor certifying that each copy document relating to it specified in this schedule 2 is correct, complete and in full force and effect as at a date no earlier than the Effective Date;

(g)
An updated structure chart setting out the ultimate ownership of each Transaction Obligor and each Property (or confirmation in a form satisfactory to the Agent that the structure has not changed since 1 April 2015) or a certificate of a person authorised on behalf of each Transaction Obligor certifying that the constitutional documents previously provided to the Agent remain unchanged and in full force and effect.

2.	AMENDMENT AND OTHER DOCUMENTS

(a)	The following, duly executed by the relevant Parties thereto:

(i)	each Amendment Document;

(ii)	the Fee Letter;

(iii)	the Margin Letter;

(iv)	the supplemental agreement to the English Security Deed.

(b)	A copy of the duly executed amendment and restatement agreement in respect of the Italian Facility Agreement.

(c)	A copy of the duly executed amendment and restatement agreement in respect of the French Property Owners Loan Agreement.

3.	LEGAL OPINIONS
Each of the following legal opinions in form and substance satisfactory to the Agent:

(i)	a legal opinion of DLA Piper UK LLP as to matters of Belgian law;

(ii)	a capacity legal opinion of Clifford Chance LLP as to matters of Belgian law;

18

(iii)	a legal capacity and enforceability opinion of DLA Piper Nederland N.V. as to matters of Dutch law;

(iv)	a legal opinion of DLA Piper UK LLP as to matters of English law;

(v)	a legal opinion of De Pardieu Brocas Maffei as to matters of French law;

(vi)
a capacity legal opinion of Clifford Chance LLP as to matters of French law (which, for the avoidance of doubt, will not cover any agreements governed by French law and entered into in the form of a notarial deed);

(vii)	a legal opinion of DLA Piper UK LLP as to matters of German law;

(viii)	an enforceability legal opinion of Bonelli Erede Pappalardo as to matters of Italian law;

(ix)	a capacity legal opinion of Clifford Chance LLP as to matters of Italian law;

(x)	legal capacity and enforceability opinions of Elvinger Hoss & Prussen as to matters of Luxembourg law in respect of the Loans to be made in each jurisdiction;

(xi)	a legal capacity and enforceability opinion of Lindahl as to matters of Swedish law.

4.	OTHER DOCUMENTS AND EVIDENCE

(a)	Assignment agreement in respect of all local law insurances (where required) duly signed.

(b)	Evidence that any process agent in Germany under each German Security Document has accepted its appointment.

(c)	Evidence satisfactory to the Agent that the merger between Prime BEL Brussels-T SPRL and Prime BEL Rue de la Loi - T SPRL (formerly known as Chrysalis Invest NV) as surviving entity has occurred.

(d)	A copy of the Further Utilisation Request.

(e)
A copy of any other authorisation or other document, opinion or assurance which the Agent considers to be necessary or desirable in connection with the entry into and performance of the transaction contemplated by this Amendment Agreement or for the validity and enforceability of this Amendment Agreement and the Original Facility Agreement when amended as contemplated by this Amendment Agreement.

5.	FEES AND EXPENSES
Payment of all fees, costs and expenses due to the Finance Parties.

19

SCHEDULE 3: AMENDED FACILITY AGREEMENT

20

FINAL FORM

DATED 1 APRIL 2015 AND AMENDED AND
RESTATED ON 1 JULY 2015

(1) PRIME HOLDCO C-T, S.À R.L.
as Company

(2) THE COMPANIES LISTED IN PART 1 OF SCHEDULE 1
as Original Borrowers

(3) THE COMPANIES LISTED IN PART 2 OF SCHEDULE 1
as Original Guarantors

(4) AAREAL BANK AG
as Arranger

(5) AAREAL BANK AG
as Original Lender

(6) AAREAL BANK AG
as Agent

(7) AAREAL BANK AG
as Security Agent

and

(8) CAPITA TRUST COMPANY LIMITED
as English Security Agent

AMENDED AND RESTATED
TERM LOANS FACILITY AGREEMENT
FOR UP TO €578,572,083

This facility agreement is the "Principal Facility Agreement" as defined in a facility agreement dated the same day as this Agreement and also made between Prime Holdco C-T S. à r. l. Prime ITA Milan-T S.R.L. and Aareal Bank AG, amongst others.

21

CONTENTS

1.	Definitions and Interpretation	1
2.	The Facility	43
3.	Purpose	44
4.	Conditions of Utilisation	44
5.	Utilisation	45
6.	Repayment	46
7.	Prepayment and cancellation	47
8.	Interest	52
9.	Interest Periods	55
10.	Changes to the calculation of interest	55
11.	Fees	57
12.	Tax gross up and indemnities	58
13.	Increased costs	72
14.	Other indemnities	74
15.	Mitigation by the Lenders	76
16.	Costs and expenses	76
17.	Bank Accounts	78
18.	Guarantee and indemnity	87
19.	Representations	91
20.	Information undertakings	98
21.	Financial covenants	102
22.	General undertakings	102
23.	Property Undertakings	110
24.	Events of Default	119
25.	Changes to the Lenders	124
26.	Changes to the Transaction Obligors	131
27.	Role of the Agent, and the Arranger and the Reference Banks	134
28.	Application of Proceeds	145
29.	Conduct of business by the Finance Parties	147
30.	Sharing among the Finance Parties	147
31.	Payment mechanics	149
32.	Set-off	152
33.	Notices	152
34.	Calculations and certificates	155
35.	Partial invalidity	155
36.	Remedies and waivers	155
37.	Amendments and waivers	155
38.	Confidential Information	160
39.	Confidentiality of Funding Rates and Reference Bank Quotations	163
40.	Counterparts	165

41.	Tax Numbers	165
42.	Governing law	165
43.	Enforcement	165
44.	Transparency Provisions	166
SCHEDULE 1: The Original Parties and Properties		170
	Part 1: The Original Borrowers	170
	Part 2: The Original Guarantors	170
	Part 3: Loans	173
	Part 4: Properties and Allocated Loan Amounts	175
SCHEDULE 2: Conditions Precedent		179
SCHEDULE 3: Utilisation Request		194
SCHEDULE 4: Form of Transfer Certificate		196
SCHEDULE 5: Form of Assignment Agreement		200
SCHEDULE 6: Form of Resignation Letter		204
SCHEDULE 7: Form of Compliance Certificate		205
SCHEDULE 8: LMA Form of Confidentiality Undertaking		206
SCHEDULE 9: Timetables		214
SCHEDULE 10: Guarantee Limitations		215
SCHEDULE 11: Form of Accession Deed		218
SCHEDULE 12: Statement regarding Economic Beneficiary		220
SCHEDULE 13: Form of Resignation Letter		221
SCHEDULE 14: Security Documents		222
	Part 1: General Security Documents	222
	Part 2: Loan Specific Security Documents	223
SCHEDULE 15: Accounts		229
	Part 1: Property Owners	229
	Part 2: Other Obligor Accounts	234
SCHEDULE 16: Forms of Notifiable Debt Purchase Transaction Notice		236
	Part 1: Form of notice on entering into Notifiable Debt Purchase Transaction	236
	Part 2: Form of notice on termination of Notifiable Debt Purchase Transaction/Notifiable Debt Purchase Transaction ceasing to be with Sponsor Affiliate	237
SCHEDULE 17: Conditions Subsequent		238

This Agreement is made on 1 April 2015 and is amended and restated on 01 July 2015
BETWEEN:

(1)
Prime Holdco C-T, S.à r.l. a private limited liability company (société à responsabilité limitée) incorporated under the laws of the Grand Duchy of Luxembourg, having its registered office at 6A route de Trèves, 6th Floor, L-2633 Senningerberg, Grand Duchy of Luxembourg and registered with the Luxembourg trade and companies register under number B 192946 (the "Company");

(2)	the COMPANIES listed in part 1 of schedule 1 (The Original Parties and Properties) as original borrowers (the "Original Borrowers");

(3)	the COMPANIES listed in part 2 of schedule 1 (The Original Parties and Properties) as guarantors (the "Original Guarantors");

(4)	AAREAL BANK AG as mandated lead arranger (the "Arranger");

(5)	AAREAL BANK AG as lender (the "Original Lender");

(6)	AAREAL BANK AG as agent of the other Finance Parties (the "Agent");

(7)	AAREAL BANK AG as security trustee or security agent for the Secured Parties (the "Security Agent"); and

(8)	CAPITA TRUST COMPANY LIMITED as security trustee or security agent for the Secured Parties (the "English Security Agent")
IT IS AGREED:
SECTION 1
INTERPRETATION

1.	DEFINITIONS AND INTERPRETATION

1.1	Definitions
In this Agreement:
"Acceptable Insurance Company" means:

(a)
a company or underwriters which has a rating for its long-term unsecured and non credit-enhanced debt obligations of one of the following: A (or better) by Standard & Poor's Rating Services or A (or better) by Fitch Ratings Ltd or A2 (or better) by Moody's Investors Service Limited or a comparable rating (or better) from an internationally recognised credit rating agency; or

(b)	any other company or underwriters approved by the Agent;
"Accession Deed" means a document substantially in the form set out in schedule 11 (Form of Accession Deed);

"Account" means:

(a)	each Collection Account;

(b)	each General Account;

(c)	each Rent Account;

(d)	each Rent Deposit Account;

(e)	each Share Account;

(f)	each Service Charge Account;

(g)	the Prime OPCI Shareholding Account;

(h)	the Cash Sweep Account;

(i)	the Capex Account; or

(j)	the Deposit Account;
"Account Bank" means each of (as appropriate):

(a)	Aareal Bank AG;

(b)	Bank of America N.A.;

(c)	Sociéte Générale;

(d)	Banque Internationale à Luxembourg;

(e)	SEB Bank Schweden; and

(f)	such other bank as may be agreed in accordance with clause 17.2 (Account Bank);
"Acquisition Costs" means the aggregate of the net purchase price of the Properties and/or the shares in an Obligor as set out in the relevant Sale and Purchase Agreement, but excluding any retentions or deferred consideration in connection with any such acquisition;
"Additional Borrower" means a company which becomes an Additional Borrower in accordance with clause 26.2 (Additional Borrower);
"Additional Guarantor" means a company which becomes an Additional Guarantor in accordance with clause 26.3 (Additional Guarantors);
"Additional Obligor" means an Additional Borrower or an Additional Guarantor;
"Affiliate" means, in relation to any person, a Subsidiary of that person or a Holding Company of that person or any other Subsidiary of that Holding Company;
"Agent's Spot Rate of Exchange" means the Agent's spot rate of exchange for the purchase of the relevant currency with the Base Currency in the Frankfurt foreign exchange market at or about 11.00am on a particular day;

"Agreement for Lease" means an agreement to grant an Occupational Lease for all or part of a Property;
"Allocated Loan Amount" means with respect to a Property, the amount set opposite that Property in part 4 of schedule 1 (The Original Parties and Properties) and set out in the column entitled "Allocated Loan Amount";
"Allocated Repayment Amount" means, in respect of a Property and the disposal of that Property or the disposal of the shares in the Obligor owning that Property, the amount for such Property listed in part 4 of schedule 1 (The Original Parties and Properties) and set out in the column entitled "Allocated Repayment Amount";
"Amendment and Restatement Agreement" means the agreement dated July 2015 and made between the original Parties to this Agreement, the Belgian Borrower and the Swedish Borrower;
"Amendment Date" means the occurrence of the "Effective Date" under and as defined in the Amendment and Restatement Agreement;
"Amsterdam Property" means the real estate in the Netherlands listed as number 9 in part 4 of schedule 1 (The Original Parties and Properties);
"Annual Budget" means the annual budget for the Properties produced by the Company and including, in respect of each Property, a business plan, capex plan, budget and projections for its operation;
"Asset Management Agreement" means the German law governed agreement dated 16 February 2015 between, amongst others, the Company and the Asset Manager or such other asset management agreement as may be agreed between the Company and the Agent (acting reasonably);
"Asset Manager" means any of the following:

(a)	SEB Investment GmbH (registered with the commercial register of the local court of Frankfurt am Main under HRB 19859);

(b)	North Star Asset Management Group Inc. or its Affiliate;

(c	)Cordea Savills;

(d)	Savills;

(e)	SEB;

(f)	Corpus Sireo;

(g)	Internos Global Investors;

(h)	Rockspring;

(i)	Aerium;

(j)	Pamera;

(k)	Cornerstone; or

(l)	such other asset manager as may be appointed in accordance with clause 23.9 (Managing Agents, Asset Manager and Cash Manager) of this Agreement;
"Assignment Agreement" means an agreement substantially in the form set out in schedule 5 (Form of Assignment Agreement) or any other form agreed between the relevant assignor and assignee (and which is to be used where a Transfer Certificate would not be appropriate in a particular jurisdiction);
"Authorisation" means an authorisation, consent, approval, resolution, licence, exemption, filing, notarisation or registration;
"Availability Period" means the period from and including the date of this Agreement to and including 13 July 2015;
"Bank Levy" means the Netherlands bank levy as set out in the bank levy act (Wet bankenbelasting) or any levy or tax of a similar nature announced or in force as at the date of this agreement in the Netherlands;
"Base Currency" means euro;
"Base Currency Amount" means, in relation to a Loan denominated in the Base Currency the amount of that Loan or, if the amount of the Loan is not denominated in the Base Currency, the amount of that Loan converted into the Base Currency at the Agent's Spot Rate of Exchange;
"Belgian Borrower" means any entity that is organised and existing in Belgium to whom a Loan is made or is to be made and shall be (i) prior to the Belgian Reorganisation, Belgian Propco and Belgian Targetco (following its accession) and (ii) thereafter, Belgian Targetco;
"Belgian Guarantor" means any Guarantor, including after the merger contemplated under the Belgian Reorganisation, organised and existing under the laws of Belgium and "Belgian Guarantor" means any one of them;
"Belgian Obligor" means an Obligor organised and existing under the laws of Belgium;
"Belgian Propco" means Prime BEL Brussels-T BVBA;
"Belgian Property" means any or each of the Brussels Building Property and the Brussels Freehold Property;
"Belgian Reorganisation" means the merger which is intended to occur between Belgian Propco and Belgian Targetco within 90 days of the date of this Agreement and pursuant to which Belgian Targetco will be the surviving entity;
"Belgian Targetco" means Prime BEL Rue de la Loi SPRL - T (formerly Chrysalis Invest NV);
"Borrower" means an Original Borrower or an Additional Borrower unless it has ceased to be a Borrower in accordance with clause 26.4 (Resignation of a Borrower);
"Break Costs" means the amount (if any) by which:

(a)	the interest (excluding the Margin) which a Lender should have received for the period from the date of receipt of all or any part of the Loan or Unpaid Sum until the end of the relevant Interest Period, had the principal amount or Unpaid Sum received been paid on that day, exceeds

(b)
the amount which that Lender would be able to obtain by placing an amount equal to the principal amount or Unpaid Sum received by it on deposit with a leading bank in the Relevant Market for a period starting on the Business Day following receipt or recovery and ending on the last day of the relevant Interest Period, plus:

(c)
where the relevant deposit rate is less than zero, the amount paid by that Lender for placing an amount equal to the principal amount or Unpaid Sum received by it on deposit with a leading bank in the Relevant Market for a period starting on the Business Day following receipt or recovery and ending on the last day of the current Interest Period;

"Brussels Building Property" means the real estate in Belgium listed as number 7 in part 4 of schedule 1 (The Original Parties and Properties);
"Brussels Freehold Property" means the real estate in Belgium listed as number 7 in part 4 of schedule 1 (The Original Parties and Properties);
"Budget" means the Annual Budget or the Initial Budget, as appropriate;
"Business Day" means:

(a)
in respect of a payment in euro, a day (other than a Saturday or a Sunday) on which banks and financial markets are open in Luxembourg, London and Frankfurt for the transaction of business and which is also a day on which TARGET2 (Trans-European Automated Real-time Gross Settlement Express Transfer-System) is open for the transfer of payments; and

(b)	in respect of a payment in sterling, a day (other than a Saturday or a Sunday) on which banks and financial markets are open in Luxembourg, Frankfurt and London; and

(c)	in respect of a payment in kronor, a day (other than a Saturday or a Sunday) on which banks and financial markets are open in Luxembourg, London, Frankfurt and Stockholm; and

(d)	in respect of the fixing of EURIBOR, a day on which TARGET2 (Trans-European Automated Real-time Gross Settlement Express Transfer-System) is open for the transfer of payments;

(e)	in respect of the fixing of LIBOR, a day (other than a Saturday or a Sunday) on which banks and financial markets are open in London for the transaction of business;

(f)	in respect of the fixing of STIBOR a day (other than a Saturday or a Sunday) on which banks and financial markets are open in Stockholm for the transaction of business;

(g)
for any other purpose, a day (other than a Saturday or a Sunday) on which banks and financial markets are open in Luxembourg, London and Frankfurt for the transaction of business and which is also a day on which TARGET2 (Trans-European Automated Real-time Gross Settlement Express Transfer-System) is open for the transfer of payments;

"Cap Rate" means, as at the relevant Test Date, the rate of interest payable under the Hedge Document entered into pursuant to clause 8.3 (Hedging) of this Agreement (or any replacement Hedge Document entered into with the consent of the Agent);
"Capex Account" means the account designated as such under clause 17.1 (Designation of Accounts) and includes any replacement of that Account and any sub-account in any currency connected with that account;
"Cash Management Agreement" means the agreement dated on or around the date of this Agreement between, amongst others, BDO LLP (as Cash Manager), the Company and the Asset Manager or such other cash management agreement as may be agreed between the Company and the Agent (acting reasonably);
"Cash Manager" means BDO LLP or such other cash manager appointed in accordance with clause 23.9 (Managing Agents, Asset Manager and Cash Manager);
"Cash Sweep Account" means the account designated as such under clause 17.1 (Designation of Accounts) and includes any replacement of that account and any sub-account in any currency connected with that account;
"Cash Sweep Event" means:

(a)	the Interest Cover is equal to or less than 250 per cent; and/or

(b	the Loan to Value is equal to or greater than 65 per cent; and/or

(c)	any Individual Loan to Value is equal to or greater than 75 per cent; and/or

(d)	the Net Yield on Debt is equal to or lower than 7.5 per cent;
"Cash Sweep Shortfall Amount" means when any Individual Loan to Value is equal to or greater than 75 per cent (“Individual LTV Breach”), the amount by (i) which funds standing to the credit of the Rent Account of the relevant Property Owner are insufficient to prepay the relevant Loan or (ii) for a French Property Owner, the amount by which funds standing to the credit of the relevant French Property Owner Rent Account are insufficient to prepay the relevant French Intra-Group Loan, on the Test Date on which such Individual LTV Breach has occurred and is continuing, in an amount equal to no less than 3% (calculated on an annual basis) of the relevant Allocated Loan Amount;
"Charged Account Control Deed" means any deed made between an Obligor, the Security Agent and Bank of America N.A. in respect of the operation and blocking of that Obligor's Accounts, in form and substance satisfactory to the Agent;
"Charged Property" means any Property (other than a French Property) which:

(a)	is, or is expressed to be, from time to time the subject of Transaction Security (other than a French Property); or

(b)	(in the case of a proposed Utilisation) is required to be the subject of Transaction Security immediately following the Utilisation, and, where the context so requires, includes the buildings on that Charged Property;
"Clean-up Period" means a period of 45 days commencing on the date of this Agreement;

"Code" means the US Internal Revenue Code of 1986;
"Collection Account" means each account designated as such under clause 17.1 (Designation of Accounts) and includes any replacement of that Account and any sub-account in any currency connected with that account;
"Commitment" means:

(a)	in relation to the Original Lender, the Total Commitments and the amount of any other Commitment transferred to it under this Agreement; and

(b)	in relation to any other Lender, the amount of any Commitment transferred to it under this Agreement, to the extent:

(i)	not cancelled, reduced or transferred by it under this Agreement; andnot deemed to be zero pursuant to clause 25.11 (Disenfranchisement on Debt Purchase

(ii)	Transactions entered into by Sponsor Affiliates);
"Common Conditions Precedent" means the conditions precedent contained in the following paragraphs (or sub-paragraphs as the case may be) of schedule 2 (Conditions Precedent):

(a)	1 (Transaction Obligors) (excluding any relevant to the Swedish Targetco and the Belgian Targetco);

(b)	2 (Financial Information);

(c)	3 (Valuation and Survey);

(d)	4 (Insurance);

(e)	sub-paragraphs (a) and (b) of paragraph 5 (Property);

(f)	sub-paragraphs (a) to (d), (i), (f) and (k) (insofar as those relate to the General Security Documents) of paragraph 6 (Security and other Finance Documents);

(g)	sub-paragraph (a) of paragraph 7 (Sale and Purchase Agreement);

(h)	paragraph 8 (Asset Manager);

(i)	sub-paragraphs (a) and (b) of paragraph 9 (Tax);

(j)	paragraph 10 (Other due diligence reports);

(k)	sub-paragraphs (ii), (iii), (iv), (vi), (vii), (ix) and (x) of paragraph 11 (Legal opinions);

(l)	12 (Other documents and evidence);
"Compensation Prepayment Proceeds" means the proceeds of all compensation and damages for the compulsory purchase of, or any blight or disturbance affecting, any Property;
"Compliance Certificate" means a certificate substantially in the form set out in schedule 7 (Form of Compliance Certificate);

"Condor Property" means the real estate in England listed as number 2 in part 4 of schedule 1 (The Original Parties and Properties);
"Confidential Information" means all information relating to any Obligor, the Group, the Finance Documents or the Facility of which a Finance Party becomes aware in its capacity as, or for the purpose of becoming, a Finance Party or which is received by a Finance Party in relation to, or for the purpose of becoming a Finance Party under, the Finance Documents or the Facility from either:

(a)	any member of the Group or any of its advisers; or

(b)	another Finance Party, if the information was obtained by that Finance Party directly or indirectly from any member of the Group or any of its advisers, in whatever form, and includes information given orally and any document, electronic file or any other way of representing or recording information which contains or is derived or copied from such information but excludes:

(i)	information that:

(A)	is or becomes public information other than as a direct or indirect result of any breach by that Finance Party of clause 38 (Confidential Information); or

(B)	is identified in writing at the time of delivery as non-confidential by any member of the Group or any of its advisers; or

(C)
is known by that Finance Party before the date the information is disclosed to it in accordance with paragraphs (a) or (b) or is lawfully obtained by that Finance Party after that date, from a source which is, as far as that Finance Party is aware, unconnected with the Group and which, in either case, as far as that Finance Party is aware, has not been obtained in breach of, and is not otherwise subject to, any obligation of confidentiality; and

(ii)	any Funding Rate or Reference Bank Quotation;
"Confidentiality Undertaking" means a confidentiality undertaking substantially in a recommended form of the LMA as set out in schedule 8 (LMA Form of Confidentiality Undertaking) or in any other form agreed between the Company and the Agent;
"Counterparty" means such bank or financial institution (not being a bank or financial institution the subject of the Dodd-Frank Wall Street Reform and Consumer Protection Act) acceptable to the Agent as counterparty to a Hedge Document or any replacement appointed pursuant to clause 25.12 (New Counterparties);
"CRR" means the Council Regulation (EU) No 575/2013 of the European Parliament and of the Council of 26 June 2013 on prudential requirements for credit institutions and investment firms and amending Regulation (EU) No 648/2012;
"CTA" means the English Corporation Tax Act 2009 or any analogous legislation in any Relevant Jurisdiction;

"Dammtorwall Property" means the real estate in Germany listed as number 5 in part 4 of schedule 1 (The Original Parties and Properties);
"Debt Purchase Transaction" means, in relation to a person, a transaction where such person:

(a)	purchases by way of assignment or transfer;

(b)	enters into any sub-participation in respect of; or

(c)	enters into any other agreement or arrangement having an economic effect substantially similar to a sub-participation in respect of, any Commitment or amount outstanding under this Agreement;
"Default" means an Event of Default or any event or circumstance specified in clause 24 (Events of Default) which would (with the expiry of a grace period, the giving of notice, the making of any determination under the Finance Documents or any combination of any of the foregoing) be an Event of Default;
"Defaulting Lender" means any Lender (other than a Lender which is a Sponsor Affiiate):

(a)	which has failed to make a Loan available or has notified the Agent that it will not make any Loan available by the Utilisation Date in accordance with clause 5.4 (Lenders' participation); or

(b)	which has otherwise rescinded or repudiated a Finance Document;
unless, in the case of paragraph (a):

(i)	its failure to pay is caused by:

(A)	administrative or technical error; or

(B)	a Disruption Event; and
payment is made within 10 Business Days of its due date; or

(ii)	the Lender is disputing in good faith whether it is contractually obliged to make the payment in question;
"Delegate" means any delegate, agent, attorney or co-trustee appointed by the Security Agent and/or the English Security Agent (as appropriate);
"Deposit Account" means the account designated as such under clause 17.1 (Designation of Accounts) and includes any replacement of that account and any sub-account in any currency connected with that account;
"Disposal Proceeds" means the net disposal proceeds derived from the disposal of a Property or the shares in an Obligor or Prime OPCI in accordance with clause 22.4(c);
"Disruption Event" means either or both of:

(a)	a material disruption to those payment or communications systems or to those financial markets which are, in each case, required to operate in order for payments to be made in connection with the Facility (or otherwise in order for the transactions contemplated by the Finance Documents to be carried out) which disruption is not caused by, and is beyond the control of, any of the Parties; or

(b)	the occurrence of any other event which results in a disruption (of a technical or systems-related nature) to the treasury or payments operations of a Party preventing that, or any other Party:

(i)	from performing its payment obligations under the Finance Documents; or

(ii)	from communicating with other Parties in accordance with the terms of the Finance Documents, and which (in either such case) is not caused by, and is beyond the control of, the Party whose operations are disrupted;
"Drehbahn Property" means the real estate in Germany listed as number 3 in part 4 of schedule 1 (The Original Parties and Properties);
"Dutch Borrower" means each of Prime NLD Rotterdam-T B.V., Prime NLD Amsterdam-T B.V. and any other person that is organised and existing in The Netherlands to whom a Loan is made or is to be made;
"Dutch Obligor" means an Obligor organised and existing under the laws of The Netherlands;
"Dutch Property" means any or each of the Amsterdam Property and the Rotterdam Property;
"Duty of Care Agreement" means each duty of care agreement entered into, or to be entered into, by each of the Asset Manager, the Managing Agent, the Cash Manager and one or more Obligors and the Security Agent in an agreed form;
"Economic Beneficiary" means the name of the natural person who ultimately holds more than 25% (twenty five per cent.) of the shares in the share capital of an Obligor and any other person defined as an "Economic Beneficiary" for the purposes of the GwG the definition as at the date of this Agreement being as set out in schedule 12 (Statement regarding Economic Beneficiary);
"English Property" means any or each of the Portman Property and the Condor Property;
"English Security Deed" means the security deed to be entered into between the parties to this agreement (in respect of the appointment of the English Security Agent as security agent) and others in the agreed form, as the same may be amended, supplemented, superseded or replaced from time to time;
"Environment" means humans, animals, plants and all other living organisms including the ecological systems of which they form part and the following media:

(a)	air (including, without limitation, air within natural or man-made structures, whether above or below ground);

(b)	water (including, without limitation, territorial, coastal and inland waters, water under or within land and water in drains and sewers); and

(c)	land (including, without limitation, land under water);

"Environmental Claim" means any claim, proceeding, formal notice or investigation by any person in respect of any Environmental Law;
"Environmental Law" means any applicable law or regulation which relates to:

(a)	the pollution or protection of the Environment;

(b)	the conditions of the workplace; or

(c)
the generation, handling, storage, use, release or spillage of any substance which, alone or in combination with any other, is capable of causing harm to the Environment, including, without limitation, any waste;

"Environmental Permits" means any permit and other Authorisation and the filing of any notification, report or assessment required under any Environmental Law for the operation of the business of any Obligor conducted on or from the properties owned or used by any Obligor;
"EURIBOR" means, in relation to any Loan denominated in euro:

(a)	the applicable Screen Rate as of the Specified Time for euro and for a period equal in length to the Interest Period of that Loan; or

(b)	as otherwise determined pursuant to clause 10.1 (Unavailability of Screen Rate), and if, in either case, that rate is less than zero, EURIBOR shall be deemed to be zero;
"Event of Default" means any event or circumstance specified as such in clause 24 (Events of Default);
"Excluded Recovery Proceeds" means any proceeds of a Recovery Claim which the Company notifies the Agent are, or are to be, applied:

(a)	to satisfy (or reimburse an Obligor which has discharged) any liability, charge or claim upon an Obligor by a person which is not an Obligor or an Affiliate of an Obligor; or

(b)	in the replacement, reinstatement and/or repair of assets of an Obligor which have been lost, destroyed or damaged, in each case as a result of the events or circumstances giving rise to that Recovery Claim, if those proceeds are so applied as soon as possible (but in any event within six months, or such longer period as the Agent may agree) after receipt;
"Facility" means the term loans facility made available under this Agreement as described in clause 2 (The Facility);
"Facility Office" means the office or offices notified by a Lender to the Agent in writing on or before the date it becomes a Lender (or, following that date, by not less than 5 Business Days' written notice) as the office or offices through which it will perform its obligations under this Agreement;
"FATCA" means:

(a)	sections 1471 to 1474 of the Code or any associated regulations;

(b)
any treaty, law or regulation of any other jurisdiction, or relating to an intergovernmental agreement between the US and any other jurisdiction, which (in either case) facilitates the implementation of any law or regulation referred to in paragraph (a); or

(c)
any agreement pursuant to the implementation of any treaty, law or regulation referred to in paragraphs (a) or (b) with the US Internal Revenue Service, the US government or any governmental or taxation authority in any other jurisdiction;

"FATCA Application Date" means:

(a)	in relation to a "withholdable payment" described in section 1473(1)(A)(i) of the Code (which relates to payments of interest and certain other payments from sources within the US), 1 July 2014;

(b)
in relation to a "withholdable payment" described in section 1473(1)(A)(ii) of the Code (which relates to "gross proceeds" from the disposition of property of a type that can produce interest from sources within the US), 1 January 2017; or

(c)	in relation to a "passthru payment" described in section 1471(d)(7) of the Code not falling within paragraphs (a) or (b), 1 January 2017, or, in each case, such other date from which such payment may become subject to a deduction or withholding required by FATCA as a result of any change in FATCA after the date of this Agreement;
"FATCA Deduction" means a deduction or withholding from a payment under a Finance Document required by FATCA;
"FATCA Exempt Party" means a Party that is entitled to receive payments free from any FATCA Deduction;
"Fee Letter" means any letter or letters dated on or about the date of this Agreement between any of the Arranger, the Agent or the Security Agent and the Company setting out any of the fees referred to in clause 11 (Fees) as may be superseded and/or amended on or around the Amendment Date;
"Finance Document" means this Agreement, any Security Document, the English Security Deed, the Amendment and Restatement Agreement, any Subordination Agreement, any Duty of Care Agreement, any Fee Letter, any Margin Letter, the Security Deed, any Resignation Letter, any Accession Deed and any other deed of accession in connection with the foregoing or any other document designated as such by the Agent and the Company;
"Finance Party" means the Agent, the Security Agent, the English Security Agent, the Arranger or a Lender;
"Financial Indebtedness" means any indebtedness for or in respect of:

(a)	moneys borrowed;

(b)	any amount raised by acceptance under any acceptance credit facility or dematerialised equivalent;

(c)	any amount raised pursuant to any note purchase facility or the issue of bonds, notes, debentures, loan stock or any similar instrument;

(d)	the amount of any liability in respect of any lease or hire purchase contract which would, in accordance with Relevant GAAP, be treated as a finance or capital lease;

(e)	receivables sold or discounted (other than any receivables to the extent they are sold on a non-recourse basis);

(f)
any amount raised under any other transaction (including any forward sale or purchase agreement) of a type not referred to in any other paragraph of this definition having the commercial effect of a borrowing;

(g)
any derivative transaction entered into in connection with protection against or benefit from fluctuation in any rate or price (and, when calculating the value of any derivative transaction, only the marked to market value (or, if any actual amount is due as a result of the termination or close-out of that derivative transaction, that amount) shall be taken into account);

(h)	any counter-indemnity obligation in respect of a guarantee, indemnity, bond, standby or documentary letter of credit or any other instrument issued by a bank or financial institution; and

(i)	the amount of any liability in respect of any guarantee or indemnity for any of the items referred to in paragraphs (a) to (h);
"Financial Quarter Day" means 31 March, 30 June, 30 September and 31 December;
"Financial Statements" means, in relation to an Obligor, its unaudited balance sheet and income statement (prior to any audit requirement becoming effective) for its financial year or half year and (thereafter) its audited financial statements for its financial year;
"French Intra-Group Debt Documents" means

(a)	the French Property Owner Loans Agreement (which shall include a guarantee by Prime OPCI of the liabilities of the French Property Owners);

(b)	the following security granted for the benefit of the PPD Lender under the French Property Owner Loans Agreement:

(i)	security entered into by each French Property Owner:

(A)
a French law governed privileges of money lender (privilèges de prêteur de deniers) over each French Property for an aggregate principal amount of EUR 105,650,000 increased with accessories of 10% regularized on the date of the first Utilisation and granted by each French Property Owner as security for its payment obligations under the French Intra-Group Loan granted to it pursuant to the French Property Owner Loans Agreement entered into by the French Property Owners, such as these privileges of money lender are provided in the French Property Owner Loans Agreement and in the relevant Sale and Purchase Agreement entered into by those French Property Owners as follows:

                - as regards Issy Property: EUR 66,550,000
                - as regards MacDonald Property: EUR 39,100,000;

(B)
a French law governed first ranking pledge with respect to any balance receivables (solde) of each French Property Owner with respect to any bank account open in France in the name of a French Property Owner, granted by each French Property Owner as security for its payment obligations under the French Property Owner Loans Agreement entered into by the French Property Owners;

(C)
a French law governed first ranking pledge with respect to present and future receivables of each French Property Owner under the Lease Documents, local Insurances and the relevant Sale and Purchase Agreement, granted by each French Property Owner as security for its payment obligations under the French Property Owner Loans Agreement entered into by the French Property Owners; and

(D)
a French law governed first ranking pledge with respect to the share in the other French Property Owner owned by the relevant French Property Owner and granted by such relevant French Property Owner as security for its payment obligations under French Property Owner Loans Agreement entered into by the French Property Owners;

(E)	an English law security assignment of the benefit of any Hedge Documents and the Insurances to the extent governed by English law;

(F)
a German law security assignment agreement in respect of all rights and claims of each French Property Owner under the Sale and Purchase Agreement and in respect of their claims under the Asset Management Agreement;

(ii)	security entered into by Prime OPCI:

(A)
a French law governed first ranking pledge with respect to the shares in each French Property Owner owned by Prime OPCI and granted by Prime OPCI as security for the payment obligations of each French Property Owner;

(B)
a French law governed first ranking pledge with respect to the intragroup receivables vis-à-vis each French Property Owner owned by Prime OPCI and granted by Prime OPCI as security for the payment obligations of each French Property Owner;

(C)
a French law governed first ranking pledge with respect to any balance receivables (solde) of Prime OPCI with respect to any bank account open in France in the name of Prime OPCI, granted by Prime OPCI as security for its guarantee obligations under the French Property Owner Loans Agreement; and

(iii)	any other document evidencing or creating Security over any asset to secure the French Property Owner Loans Agreement designated as such by the Agent, the PPD Lender and the Company;

(c)	the amended and restated Property Owner Loans Agreement (the "Amended French Property Owner Loans Agreement"); and

(d)	the following security granted for the benefit of the PPD Lender under the Amended French Property Owner Loans Agreement:

(i)	security entered into by each French Property Owner:

(A)
a French law first priority mortgage (hypothèque conventionnelle) over each French Property for an aggregate principal amount of EUR 20,300,000 to be increased with accessories of 10% to be and granted by each French Property Owner as security for its payment obligations under the French Intra-Group Loan granted to it pursuant to the Amended French Property Owner Loans Agreement entered into by the French Property Owners, such as these mortgages are provided in the Amended French Property Owner Loans Agreement entered into by those French Property Owners as follows:

- as regards Issy Property: EUR 13,700,000;
- as regards MacDonald Property: EUR 6,600,000 ;

(B)
a French law governed second ranking pledge with respect to any balance receivables (solde) of each French Property Owner with respect to any bank account open in France in the name of a French Property Owner, granted by each French Property Owner as security for its payment obligations under the Amended French Property Owner Loans Agreement entered into by the French Property Owners;

(C)
a French law governed second ranking pledge with respect to present and future receivables of each French Property Owner under the Lease Documents, local Insurances and the relevant Sale and Purchase Agreement, granted by each French Property Owner as security for its payment obligations under the Amended French Property Owner Loans Agreement entered into by the French Property Owners; and

(D)
a French law governed second ranking pledge with respect to the share in the other French Property Owner owned by the relevant French Property Owner and granted by such relevant French Property Owner as security for its payment obligations under the Amended French Property Owner Loans Agreement entered into by the French Property Owners;

(E)	an English law security assignment of the benefit of any Hedge Documents and the Insurances to the extent governed by English law;

(F)	a German law confirmation agreement in respect of the security assignment referred to in (b)(i)(F) above;

(ii)	security entered into by Prime OPCI:

(A)
a French law governed second ranking pledge with respect to the shares in each French Property Owner owned by Prime OPCI and granted by Prime OPCI as security for the payment obligations of each French Property Owner;

(B)
a French law governed second ranking pledge with respect to the intragroup receivables vis-à-vis each French Property Owner owned by Prime OPCI and granted by Prime OPCI as security for the payment obligations of each French Property Owner;

(C)
a French law governed second ranking pledge with respect to any balance receivables (solde) of Prime OPCI with respect to any bank account open in France in the name of Prime OPCI, granted by Prime OPCI as security for its guarantee obligations under the Amended French Property Owner Loans Agreement; and

(iii)	any other document evidencing or creating Security over any asset to secure the Amended French Property Owner Loans Agreement, designated as such by the Agent, the PPD Lender and the Company;
"French Intra-Group Loan" means each of the loans made available to a French Property Owner by the PPD Lender under the French Property Owner Loans Agreement and/or Amended French Property Owner Loans Agreement;
"French Intra-Group Loan Proceeds" means:

(a)	"Insurance Prepayment Proceeds",

(b)	"Compensation Prepayment Proceeds"

(c)	"Recovery Prepayment Proceeds";

(d)	amounts paid pursuant to clause 17.3 (Covenant repair) of the Amended French Property Owner Loans Agreement; and

(e)	amounts paid following a "Cash Sweep Event",
and each payable by a French Property Owner to the "Lender Proceeds Account" pursuant to clause 12.5 of the Amended French Property Owner Loans Agreement (with each italicised term as defined under the Amended French Property Owner Loans Agreement);
"French Intra-Group Loan Proceeds Account" means the account designated as such under clause 17.1 (Designation of Accounts) and includes any replacement of that Account and any sub-account in any currency connected with that account;
"French Obligor" means each of Prime OPCI, each French Property Owner and any other person that is organised and existing in France;
"French Property" means any or each of the Issy Property and the MacDonald Property;
"French Property Owner" means each and any of SCI Prime FRA Issy-T and SCI Prime FRA MacDonald-T;
"French Property Owner Loans Agreement" means the French law governed loans agreement entered into between, amongst others, the PPD Lender (as lender), each French Property Owner (as borrower) and Prime OPCI (as guarantor) pursuant to which the Allocated Loan Amount relating to each Property to be acquired by each French Property Owner shall be lent by the PPD Lender in the form of one or several intra-group loan(s) (as applicable) granted to each French Property Owner, to be regularized by the notary office "Allez & Associés, Notaires";

"French Property Owner Rent Account" means the "Rent Account" of each French Property Owner under and as defined in the Amended French Property Owner Loans Agreement;
"Funding Rate" means any individual rate notified by a Lender to the Agent pursuant to clause 10.4(a)(ii);
"General Account" means the account designated as such under clause 17.1 (Designation of Accounts) and includes any replacement of that Account and any sub-account in any currency connected with that account;
"General Security Documents" means those Security Documents listed in part 1 of schedule 14 (Security Documents);
"German Insurance Lenders" has the meaning ascribed in clause 25.1(b);
"German Property" means any or each of the Drehbahn Property, the Valentinskamp Property and the Dammtorwall Property;
"Germany" means the Federal Republic of Germany and, where applicable, includes its constituent states and territories;
"Group" means the Company and its Subsidiaries for the time being;
"Guarantor" means an Original Guarantor or an Additional Guarantor unless it has ceased to be a Guarantor in accordance with clause 26.5 (Resignation of a Guarantor);
"Headlease" means a lease under which an Obligor holds title to any part of a Property;
"Hedge Document" means each of the documents entered into by a Borrower and a Counterparty as the case may be evidencing or relating to any interest, cap, transaction or any other treasury transaction or any combination of the same or any other transaction entered into in connection with the protection against or benefit from fluctuation in interest rates in respect of a Loan;
"Historic Screen Rate" means, in relation to any Loan, the most recent applicable Screen Rate for sterling, euro or kronor (as applicable) and for a period equal in length to the Interest Period of that Loan and which is as of a day which is no more than 2 Business Days before the Quotation Day;
"Holding Company" means, in relation to a person, any other person in respect of which it is a Subsidiary;
"Impaired Agent" means the Agent at any time when:

(a)	it has failed to make (or has notified a Party that it will not make) a payment required to be made by it under the Finance Documents by the due date for payment;

(b)	the Agent otherwise rescinds or repudiates a Finance Document;

(c)	(if the Agent is also a Lender) it is a Defaulting Lender under paragraph (a) or (b) of the definition of "Defaulting Lender"
unless, in the case of paragraph (a):

(i)	its failure to pay is caused by:

(A)	administrative or technical error; or

(B)	a Disruption Event; and
payment is made within 10 Business Days of its due date; or

(ii)	the Agent is disputing in good faith whether it is contractually obliged to make the payment in question;
"Individual Loan to Value" means, at any time, the Allocated Loan Amount for a Property (less any prepayments made or any cash on deposit in the Deposit Account in respect of that Property and (any French Intra-Group Loan Proceeds credited to the French Intra-Group Loan Proceeds Account and which are to be applied in prepayment) as a percentage of the aggregate market value of that Property (determined in accordance with the most recent Valuation of such Property at that time), with all calculations made by reference to the Base Currency Amount;
"Initial Budget" means the budget for the Properties produced by the Company and in form and substance satisfactory to the Agent, and provided as a condition precedent to Utilisation under schedule 2 (Conditions Precedent);
"Initial Valuation" means the Valuation of the Properties supplied to the Agent as a condition precedent under this Agreement on or before the first Utilisation Date;
"Insurance Prepayment Proceeds" means any proceeds of Insurances required to be paid into the Deposit Account in accordance with clause 23.10(i);
"Insurances" means any contract of insurance required under clause 23.10 (Insurances);
"Insurance Undertaking Default” means an Event of Default for so long as it is continuing under clauses 23.10(a) to 23.10(d) and 23.10(g)(ii)(Insurances);
"Interest Cover" means, as at any Test Date, passing rental as a percentage of finance costs at that date. For the purposes of this definition:

(a)	"calculation period" means a period of 12 months;

(b)	"finance costs" means the aggregate amount of interest and periodic fees payable to:

(i)	the Finance Parties under this Agreement; and

(ii)	the Finance Parties under (and as defined) in the Italian Facility Agreement, during any calculation period in respect of which passing rental has been calculated (and where the calculation period extends beyond the Termination Date, finance costs shall be calculated by reference to deemed loan terms of 12 months commencing on the relevant Test Date) and provided further that it shall also be assumed that any Hedge Documents remain in place in respect of the remainder of that period;

(c)
"passing rental" means, as at any Test Date, passing net rental income (excluding, for the avoidance of doubt, Tenant Contributions) (not including any amount which represents VAT) that will be received on a regular periodical basis by the Portfolio Borrowers under the Portfolio Lease Documents during the calculation period commencing on that Test Date;

(d)	in calculating finance costs:

(i)	any increase in the Margin as a result of a breach of any Individual Loan to Value test will be ignored;

(ii)	interest in respect of any Loan in sterling and euro shall be calculated by reference to the lower of:

(A)	LIBOR and EURIBOR as at the relevant Test Date (which rate is deemed to apply for the whole calculation period commencing on that Test Date) plus Margin; and

(B)	the relevant Cap Rate plus Margin;

(iii)
interest in respect of any Loan in kronor shall be calculated by reference to STIBOR as at the relevant Test Date (which rate is deemed to apply for the whole calculation period commencing on that Test Date) plus Margin;

(e)	in calculating passing rental:

(i)	a break clause under any Portfolio Lease Document will be deemed to be exercised at the earliest date available to the relevant tenant unless

(A)
a new unconditional (in respect of rental payment obligations) and binding Portfolio Lease Document has been entered into to take effect immediately on that break on equivalent or better terms to that existing Portfolio Lease Document; or

(B)	the time period during which such break clause may be exercised has expired in accordance with the terms of the relevant Lease Document;

(ii)	net rental income will be ignored:

(A)	if payable by a tenant that is a Portfolio Obligor or related to a Portfolio Obligor;

(B)	if not payable under a binding Portfolio Lease Document which is unconditional in respect of its rental payment obligations;

(C)	in respect of any Portfolio Lease Documents whose remaining term is 3 Months or less (unless the conditions in (e)(i)(A) apply);

(D)	where the aggregate amount of accumulated arrears is more than the rental payments payable in any period of three months;

(iii)	potential net rental income increases as a result of rent reviews will be ignored until unconditionally ascertained;

(iv)	net rental income payable by a tenant that is more than three Months in arrears on any of its rental payments will be ignored;

(v)	net rental income payable by a tenant that is subject to insolvency proceedings will be ignored;

(vi)	net rental income will be reduced by the amount of any deduction or withholding for or on account of Tax from that net rental income; and

(vii)	net rental income will be reduced by the amount of Operating Expenses;

(f)
the Company shall, at the request of the Agent, calculate Interest Cover but if the Company does not provide a calculation when requested by the Agent or the Agent disagrees with the calculation provided then the Agent may calculate Interest Cover and that calculation of the Agent shall prevail over any calculation of the Company; and

(g)	all calculations required shall be made by reference to the Base Currency Amount;
"Interest Payment Date" means 20 January, 20 April, 20 July and 20 October in each year and the Termination Date, with the first Interest Payment Date being 20 July 2015. If, however, any such day is not a Business Day, the Interest Payment Date will instead be the next Business Day in that calendar month (if there is one) or the preceding Business Day (if there is not);
"Interest Period" means, in relation to a Loan, each period determined in accordance with clause 9 (Interest Periods) and, in relation to an Unpaid Sum, each period determined in accordance with clause 8.4 (Default interest);
"Interpolated Historic Screen Rate" means, in relation to LIBOR, EURIBOR or STIBOR for any Loan, the rate (rounded to the same number of decimal places as the two relevant Screen Rates) which results from interpolating on a linear basis between:

(a)	the most recent applicable Screen Rate for the longest period (for which that Screen Rate is available) which is less than the Interest Period of that Loan; and

(b)	the most recent applicable Screen Rate for the shortest period (for which that Screen Rate is available) which exceeds the Interest Period of that Loan, each as of the Specified Time for the currency of that Loan and each of which is as of a day which is no more than 2 Business Days before the Quotation Day;
"Interpolated Screen Rate" means, in relation to LIBOR, EURIBOR or STIBOR for any Loan, the rate (rounded to the same number of decimal places as the two relevant Screen Rates) which results from interpolating on a linear basis between:

(a)	the applicable Screen Rate for the longest period (for which that Screen Rate is available) which is less than the Interest Period of that Loan; and

(b)	the applicable Screen Rate for the shortest period (for which that Screen Rate is available) which exceeds the Interest Period of that Loan, each as of the Specified Time for the currency of that Loan;
"Issy Property" means the real estate in France listed as number 6(a) in part 4 of schedule 1 (The Original Parties and Properties);
"ITA" means the United Kingdom Income Tax Act 2007;
"Italian Facility Agreement" means the agreement dated on or about the date of this Agreement between (1) the Company, (2) Prime ITA Milan-T S.R.L. as Borrower, (3) the companies listed in part 1 of schedule 1 (The Original Guarantors) to it as Guarantors, (4) Aareal Bank AG as

Arranger, (5) Aareal Bank AG as Lender, (6) Aareal Bank AG as Agent and (7) Aareal Bank AG as Security Agent in the agreed form and as amended and restated on or about the Amendment Date;
"Italian Facility Obligor" means "Obligor" under and as defined in the Italian Facility Agreement;
"Italian Obligor" means an Obligor organised and existing under the laws of Italy;
"Lease Document" means:

(a)	an Agreement for Lease;

(b)	an Occupational Lease; or

(c)	any other document designated as such by the Agent and the Company;
"Legal Due Diligence Report" prepared by Clifford Chance LLP and addressed to the Finance Parties (or otherwise capable of being relied upon by the Finance Parties);
"Legal Reservations" means:

(a)
the principle that equitable remedies may be granted or refused at the discretion of a court and the limitation of enforcement by laws relating to insolvency, reorganisation and other laws generally affecting the rights of creditors;

(b)
the time barring of claims under the Limitation Acts, the possibility that an undertaking to assume liability for or indemnify a person against non-payment of UK stamp duty may be void and defences of set-off or counterclaim;

(c)	the limitation of the enforcement of the terms of leases of real property by laws of general application to those leases;

(d)	in relation to a Charged Property located in Germany, the limitation arising from section 1136 BGB and from notarial form requirements;

(e)	similar principles, rights and remedies under the laws of any Relevant Jurisdiction; and

(f)
any other matters which are set out as qualifications or reservations as to matters of law of general application in any legal opinions supplied to the Agent as a condition precedent under this Agreement on or before the relevant Utilisation Date;

"Lender" means:

(a)	any Original Lender; and

(b)	any other person which has become a Lender in accordance with clause 25 (Changes to the Lenders ), which in each case has not ceased to be a Party in accordance with the terms of this Agreement;

"LIBOR" means, in relation to any Loan denominated in sterling:

(a)	the applicable Screen Rate as of the Specified Time for sterling and for a period equal in length to the Interest Period of that Loan; or

(b)	as otherwise determined pursuant to clause 10.1 (Unavailability of Screen Rate), and if, in either case, that rate is less than zero, LIBOR shall be deemed to be zero;
"Limitation Acts" means the English Limitation Act 1980 or any analogous legislation in any Relevant Jurisdiction;
"LMA" means the Loan Market Association;
"Loan" means each or any of the loans made or to be made to the Borrowers in accordance with this Agreement and as more fully set out in part 3 of schedule 1 (The Original Parties and Properties) or the principal amount outstanding for the time being of any such loan;
"Loan to Value" means, at any time, the outstanding Portfolio Loan as a percentage of the aggregate market value of the Portfolio Properties (determined in accordance with the most recent Valuation of the Portfolio Properties at that time and each calculated by reference to the Base Currency Amount) (and taking into account in such calculation amounts standing to the credit of the Deposit Account or which are held on account in accordance with clause 21.4 or are to be applied in prepayment together with French Intra-Group Loan Proceeds credited to the French Intra-Group Loan Proceeds Account and which are to be applied in prepayment of the Loan to the PPD Lender);
"Loan Specific Security Documents" means those Security Documents listed in part 2 of schedule 14 (Security Documents);
"Luxembourg Borrower" means each entity that is organised and existing in the Grand Duchy of Luxembourg to whom a Loan is made or is to be made;
"Luxembourg Guarantor" means any Guarantor organised and existing under the laws of the Grand Duchy of Luxembourg;
"Luxembourg Obligor" means an Obligor organised and existing under the laws of the Grand Duchy of Luxembourg;
"MacDonald Property" means the real estate in France listed as number 6(b) in part 4 of schedule 1 (The Original Parties and Properties);
"Majority Lenders" means a Lender or Lenders whose Commitments aggregate more than 66 2/3% of the Total Commitments or, if the Total Commitments have been reduced to zero, aggregated more than 66 2/3% of the Total Commitments immediately prior to the reduction;
"Managing Agent" means any managing agent appointed by an Obligor in respect of a Property in accordance with clause 23.9 (Managing Agents, Asset Manager and Cash Manager);
"Margin" means the percentage rate per annum set out in the Margin Letter unless a Cash Sweep Event (as set out in limb (c) of that definition) has occurred and is continuing in which case the Margin applicable to each affected Loan shall be increased by 0.20% per annum for any period during which such Cash Sweep Event is continuing, with such increase (or decrease where a Cash Sweep Event is no longer continuing) taking effect from the first Interest Payment

Date following receipt by the Agent of the Compliance Certificate for the relevant calculation period;
"Margin Letter" means the letter dated on or about the date of this Agreement between the Agent and the Company setting out the margin for determining the interest rate applicable to the Loans and as amended and/or superseded on or about the Amendment Date;
"Material Adverse Effect" means a material adverse effect on:

(a)	the financial condition of the Obligors and French Obligors (taken as a whole) or any other provider of Security; or

(b)	the ability of an Obligor and French Obligors (taken as a whole) to perform its financial and other material obligations under the Finance Documents (or the French Intra-Group Debt Documents); or

(c)
subject to the Legal Reservations, the validity or enforceability of, or the effectiveness or ranking of any Security granted or purported to be granted pursuant to any of, the Finance Documents (or the French Intra-Group Debt Documents) or the rights or remedies of any Finance Party under any of the Finance Documents (or the French Intra-Group Debt Documents);

"Month" means a period starting on one day in a calendar month and ending on the numerically corresponding day in the next calendar month, except that:

(a)
(subject to paragraph (c)) if the numerically corresponding day is not a Business Day, that period shall end on the next Business Day in that calendar month in which that period is to end if there is one, or if there is not, on the immediately preceding Business Day;

(b)	if there is no numerically corresponding day in the calendar month in which that period is to end, that period shall end on the last Business Day in that calendar month; and

(c)	if an Interest Period begins on the last Business Day of a calendar month, that Interest Period shall end on the last Business Day in the calendar month in which that Interest Period is to end.
The above rules will only apply to the last Month of any period;
"Net Yield on Debt" means, as at any Test Date, the net rental income (as such term is described in the definition of limb (c) of the definition of "Interest Cover") as a percentage of the Portfolio Loans outstanding on such Test Date;
"New Lender" has the meaning given to that term in clause 25 (Changes to the Lenders );
"Notifiable Debt Purchase Transaction" has the meaning given to that term in clause 25.12;
"Obligor" means the Company, a Borrower or a Guarantor;
"Obligors' Agent" means the Company;
"Occupational Lease" means any lease or licence or other right of occupation or right to receive rent to which a Property may at any time be subject and includes any guarantee of a tenant's obligations under the same;

"Operating Expenses" means the operating and property-related expenses necessary for the operation and the management of any Property (including VAT, where applicable), to the extent that such amount is not recoverable or funded by a tenant, by way of Tenant Contributions or otherwise, under the Lease Documents in respect of:

(a)	of ground rent, rates and insurance premia;

(b)	in respect of costs and expenses incurred in complying with applicable laws and regulations relating to any Portfolio Property;

(c)	in respect of management, maintenance, repair or similar fees, costs and expenses in relation to any Portfolio Property; and

(d)	in respect of the provision of services relating to any Portfolio Property, as set out in the most recent Compliance Certificate but excluding capital expenditure, corporate overheads and Taxes (other than VAT on the above expenses);
"Original Financial Statements" means:

(a)	in relation to each Obligor, its pro forma balance sheet statement; and

(b)	in relation to the Swedish Targetco and Belgian Targetco, its latest (unconsolidated) unaudited balance sheet and income statement, in each case as at the date of this Agreement;
"Original Jurisdiction" means, in relation to any Obligor, the jurisdiction under whose laws that Obligor is incorporated as at the date of this Agreement or the date it became an Additional Obligor as applicable;
"Parent" means Prime Holdco B-T S. à r.l. a private limited liability company (société à responsabilité limitée) incorporated under the laws of the Grand Duchy of Luxembourg, having its registered office at 6A route de Trèves, 6th Floor, L-2633 Senningerberg, Grand Duchy of Luxembourg and registered with the Luxembourg trade and companies register under number B 192943;
"Participating Member State" means any member state of the European Union that has the euro as its lawful currency in accordance with legislation of the European Union relating to Economic and Monetary Union;
"Party" means a party to this Agreement;
"Permitted Payment" means:

(a)
the payment of a dividend, distribution of share premium reserve, return of capital, repayment of capital, contribution or other distribution, redemption, repurchase, defeasement, retirement, reduction, or payment in respect of share capital or payments in respect of Subordinated Debt to any person other than an Obligor made by the Company from its General Account in accordance with this Agreement in circumstances where no Cash Sweep Event has occurred and is continuing and no Default is continuing or is reasonably likely to result from such payment;

(b)
any payment made by an Obligor to another Obligor, or by an Obligor to a French Obligor or to an Italian Facility Obligor, or a French Obligor to another French Obligor or an Italian Facility Obligor to another Italian Facility Obligor consistent with the terms of this Agreement, the Italian Facility Agreement or the Amended French Property Owner Loans Agreement in circumstances where no Event of Default is continuing or, where an Event of Default is continuing, the Agent notifies the Obligors' Agent that certain or all payments may be made while that Event of Default is continuing, until further notice is provided (provided that where such payments are permitted it shall be without prejudice to the Finance Parties' rights and remedies under this Agreement); and

(c)	the payment of intercompany debt envisaged under clause 3.1(a) (Purpose) and the consequential repayment of intercompany debt between the relevant Obligors;
"Portfolio Borrower" means a Borrower or a Borrower under and as defined in the Italian Facility Agreement or a French Property Owner;
"Portfolio Lease Document" means a Lease Document or a Lease Document under and as defined in the Italian Facility Agreement;
"Portfolio Loan" means the aggregate amount of the Loans and the Loans under and as defined in the Italian Facility Agreement;
"Portfolio Obligor" means an Obligor or an Obligor under and as defined in the Italian Facility Agreement or French Obligor;
"Portfolio Property" means a Charged Property or a Charged Property under and as defined in the Italian Facility Agreement or a French Property;
"Portman Property" means the real estate in England listed as number 1 in part 4 of schedule 1 (The Original Parties and Properties);
"PPD Lender" means Prime Pool II - T, S.à r.l., a private limited liability company (société à responsabilité limitée) incorporated under the laws of the Grand Duchy of Luxembourg, having its registered office at 6A route de Trèves, 6th Floor, L-2633 Senningerberg, Grand Duchy of Luxembourg and registered with the Luxembourg trade and companies register under number B 194792;
"Prime OPCI" means the share capital private limited liability company (société de placement à preponderance immobilière à capital variable ) incorporated under the laws of France, having its registered office at c/o Swiss Life REIM (France), 13 Avenue de l'Opéra, 75001 Paris and registered with the trade and companies register under number 810 294 181 RCS Paris;
"Prime OPCI Shareholding Account" means the account designated as such under clause 17.1 (Designation of Accounts) and includes any replacement of that Account;
"Property" means a property listed in part 4 of schedule 1 (The Original Parties and Properties) as described in a Security Document or the French Intra-Group Debt Documents and, where the context so requires, includes the buildings on that Property;
"Property Owner" means each Obligor which is the owner of a Charged Property;
"Property Report" means, in respect of any Property, any certificate of or report on title supplied to the Agent as a condition precedent under this Agreement on or before the first Utilisation Date;

"Qualifying Lender" has the meaning given to it in clause 12 (Tax gross up and indemnities);
"Quotation Day" means, in relation to any period for which an interest rate is to be determined:

(a)	(if the currency is Sterling) the first day of that period;

(b)	(if the currency is Euro) two TARGET days before the first day of that period; or

(c)	(for any other currency) two Business Days before the first day of that period, unless market practice differs in the Relevant Market, in which case the Quotation Day will be determined by the Agent in accordance with market practice in the Relevant Market (and if quotations would normally be given by leading banks in the Relevant Market on more than one day, the Quotation Day will be the last of those days);
"Receiver" means a receiver or receiver and manager or administrative receiver of the whole or any part of the Security Assets;
"Recovery Prepayment Proceeds" means the proceeds of a claim (a "Recovery Claim") against:

(a)	the vendor of the shares in any Obligor or any Property or any of its Affiliates (or any employee, officer or adviser); or

(b)
the provider of any Property Report or the provider of any other due diligence report (in its capacity as provider of the same) in connection with the acquisition, development, financing or refinancing of the shares in any Obligor or any Property, except for Excluded Recovery Proceeds, and after deducting:

(i)	any reasonable expenses incurred by an Obligor to a person who is not an Obligor or Affiliate of an Obligor;

(ii)	any Tax incurred and required to be paid by an Obligor (as reasonably determined by that Obligor on the basis of existing rates and taking into account any available credit, deduction or allowance), in each case in relation to that Recovery Claim;
"Reference Bank Quotation" means any quotation supplied to the Agent by a Reference Bank;
"Reference Bank Rate" means the arithmetic mean of the rates (rounded upwards to four decimal places) as supplied to the Agent at its request by the Reference Banks:

(a)
(other than where paragraph (b) applies) as the rate at which the relevant Reference Bank could borrow funds in the Relevant Market in sterling, euro or kronor (as applicable) for the relevant period were it to do so by asking for and then accepting interbank offers for deposits in reasonable market size in that currency and for that period; or

(b)
if different, as the rate (if any and applied to the relevant Reference Bank and the relevant currency and period) which contributors to the Screen Rate are asked to submit to the relevant administrator;

(c)
(other than where paragraph (b) applies) as the rate at which the relevant Reference Bank believes one prime bank is quoting to another prime bank for interbank term deposits in euro within the Participating Member States for the relevant period; or

(d)	if different, as the rate (if any and applied to the relevant Reference Bank and the relevant period) which contributors to the Screen Rate are asked to submit to the relevant administrator.
"Reference Banks" means such banks as may be appointed by the Agent in consultation with the Company;
"Related Fund" in relation to a fund (the "first fund"), means a fund which is managed or advised by the same investment manager or investment adviser as the first fund or, if it is managed by a different investment manager or investment adviser, a fund whose investment manager or investment adviser is an Affiliate of the investment manager or investment adviser of the first fund;
"Relevant GAAP" means generally accepted accounting principles in the Relevant Jurisdiction of an Obligor or the USA;
"Relevant Jurisdiction" means, in relation to an Obligor:

(a)	its Original Jurisdiction;

(b)	any jurisdiction where any asset subject to or intended to be subject to the Transaction Security to be created by it is situated;

(c)	any jurisdiction where it conducts its business; and

(d)	the jurisdiction whose laws govern the perfection of any of the Security Documents entered into by it;
"Relevant Market" means:

(a)	in relation to Loans made in euro, the European interbank market;

(b)	in relation to Loans made in sterling, the London interbank market; and

(c)	in relation to Loans made in kronor, the Stockholm interbank market;
"Rent Account" means each account designated as such under clause 17.1 (Designation of Accounts) and includes any replacement of that Account;
"Rent Deposit Account" means each account designated as such under clause 17.1 (Designation of Accounts) and includes any replacement of that Account;
"Rental Income" means the aggregate of all amounts paid or payable to or for the account of any Obligor in connection with the letting, licence or grant of other rights of use or occupation of any part of a Property, including each of the following amounts:

(a)	rent, licence fees and equivalent amounts paid or payable;

(b)	any sum received or receivable from any deposit held as security for performance of a tenant's obligations;

(c)	a sum equal to any apportionment of rent allowed in favour of any Obligor;

(d)
any other moneys paid or payable in respect of occupation and/or usage of that Property and any fixture and fitting on that Property including any fixture or fitting on that Property for display or advertisement, on licence or otherwise;

(e)	any sum paid or payable under any policy of insurance in respect of loss of rent or interest on rent;

(f)	any sum paid or payable, or the value of any consideration given, for the grant, surrender, amendment, supplement, waiver, extension or release of any Lease Document;

(g)	any sum paid or payable in respect of a breach of covenant or dilapidations under any Lease Document;

(h)	any sum paid or payable by or distribution received or receivable from any guarantor of any occupational tenant under any Lease Document;

(i)	any Tenant Contributions; and

(j)
any interest paid or payable on, and any damages, compensation or settlement paid or payable in respect of, any sum referred to above less any related fees and expenses incurred (which have not been reimbursed by another person) by any Obligor;

"Repeating Representations" means each of the representations set out in clause 19.1 (Status) to clause 19.6 (Governing law and enforcement), clause 19.9 (VAT) to clause 19.18 (No other business) and clause 19.20 (Centre of main interests and establishments) to  19.22 (Ownership);
"Representative" means any delegate, agent, manager, administrator, nominee, attorney, trustee or custodian;
"Resignation Letter" means a letter substantially in the form set out in schedule 6 (Form of Resignation Letter);
"Rotterdam Property" means the real estate in the Netherlands listed as number 8 in part 4 of schedule 1 (The Original Parties and Properties);
"Sale and Purchase Agreement" means each of:

(a)	the umbrella sale and purchase agreement dated 16 February 2015 made between, amongst other, the Sellers (as defined therein) and the Company; and

(b)	each Individual Transfer (as defined in the umbrella sale agreement referred to in paragraph (a) above);
"Screen Rate" means:

(a)
in relation to any Loan denominated in sterling, the London interbank offered rate administered by ICE Benchmark Administration Limited (or any other person which takes over the administration of that rate) for sterling for the relevant period, displayed (before any correction, recalculation or republication by the administrator) on page LIBOR01 of the Thomson Reuters screen (or any replacement Thomson Reuters page which displays that rate) or on the appropriate page of such other information service which publishes that rate from time to time in place of Thomson Reuters and if the relevant agreed page is replaced or service ceases to be available the Agent may specify another page or service displaying the relevant appropriate rate after consultation with the Lenders and the Obligors' Agent;

(b)
in relation to any Loan denominated in euro, the euro interbank offered rate administered by the European Money Markets Institute (or any other person which takes over the administration of that rate) for the relevant period, displayed (before any correction, recalculation or republication by the administrator) on page EURIBOR01 of the Thomson Reuters screen (or any replacement Thomson Reuters page which displays that rate) or on the appropriate page of such other information service which publishes that rate from time to time in place of Thomson Reuters and if the relevant agreed page is replaced or service ceases to be available the Agent may specify another page or service displaying the relevant appropriate rate after consultation with the Lenders and the Obligors' Agent; and

(c)
in relation to any Loan denominated in kronor, the interbank offered rate administered and calculated by Nasdaq Stockholm (or any other person which takes over the administration and calculation of that rate) under supervision by a committee appointed by the board of directors of the Swedish Bankers' Association for SEK for the relevant period, displayed (before any correction, recalculation or republication by the administrator) on the appropriate page of the Thomson Reuters screen (or any replacement Thomson Reuters page which displays that rate) or on the appropriate page of such other information service which publishes that rate from time to time in place of Thomson Reuters and if the relevant agreed page is replaced or service ceases to be available the Agent may specify another page or service displaying the relevant appropriate rate after consultation with the Lenders and the Obligors' Agent;

"Secured Liabilities" means all present and future obligations and liabilities (whether actual or contingent and whether owed jointly or severally or in any other capacity whatsoever) of each Transaction Obligor to any Secured Party under each Finance Document;
"Secured Party" means a Finance Party, a Receiver or any Delegate;
"Security" means a mortgage, land charge, charge, pledge, security assignment, security transfer, retention of title arrangement, lien or other security interest securing any obligation of any person or any other agreement or arrangement having a similar effect;
"Security Asset" means all of the assets of the Transaction Obligors which from time to time are, or are expressed to be, the subject of the Transaction Security;
"Security Deed" means the security deed to be entered into between the parties to this agreement (in respect of the appointment of the Security Agent as security agent) and others in the agreed form;
"Security Document" means each of the documents listed in schedule 14 (Security Documents) any other document designated as such by the Agent and the Company;
"Security Property" means:

(a)
the Transaction Security expressed to be granted in favour of the Security Agent (or, as the case may be, the English Security Agent) as trustee for the Secured Parties and all proceeds of that Transaction Security;

(b)
all obligations expressed to be undertaken by a Transaction Obligor to pay amounts in respect of the Secured Liabilities to the Security Agent (or, as the case may be, the English Security Agent) as trustee for the Secured Parties and secured by the Transaction Security together with all representations and warranties expressed to be given by a Transaction Obligor or any other person in favour of the Security Agent (or, as the case may be, the English Security Agent) as trustee for the Secured Parties; and

(c)
any other amounts or property, whether rights, entitlements, choses in action or otherwise, actual or contingent, which the Security Agent (or, as the case may be, the English Security Agent) is required by the terms of the Finance Documents to hold as trustee on trust for the Secured Parties;

"Service Charge Account" means each account designated as such under clause 17.1 (Designation of Accounts) and includes any replacement of that Account;
"Share Account" means such account as is required mandatorily to be opened by an Obligor in the Relevant Jurisdiction, designated as such and operated under clause 17.1 (Designation of Accounts) and includes any replacement of that Account;
"Shareholder" means:

(a)	in relation to the Company, the Parent;

(b)	in relation to Prime UK Portman T- S.à r.l. and Prime UK Condor - T S.à r.l., Prime Pool VII -T S.à r.l.;

(c)	in relation to Prime GER Drehbahn - T S.à r.l., Prime GER Valentinskamp - T S.à r.l. and Prime GER Dammtorwall A-T S.à r.l., Prime Pool I - T S.à r.l.;

(d)	in relation to Prime OPCI, Prime Pool II - T, S.à r.l.;

(e)	in relation to Prime BEL Brussels-T BVBA and Prime BEL Rue de la Loi SPRL - T (formerly Chrysalis Invest NV) (from the date of its acquisition), Prime Pool V - T, S.à r.l.;

(f)	in relation to the Dutch Borrower, Prime Pool VI - T, S.à r.l.;

(g)	in relation to Swedish Targetco, Prime Pool IV B - T, S.à r.l.;

(h)	in relation to Prime Pool IV B - T, S.à r.l., Prime Pool IV A - T, S.à r.l.; and

(i)	in relation to each other Luxembourg Obligor, the Company;

(j)	in relation to Prime ITA Milan-T S.r.l., Prime Pool III C - T, S.à r.l.;

(k)	in relation to Prime Pool III C - T S.à r.l., Prime Pool III B - T S.à r.l.; and

(l)	in relation to Prime Pool III B - T S.à r.l., Prime Pool III A - T S.à r.l.;
"Specified Time" means a day or time determined in accordance with schedule 9 (Timetables);
"Sponsor" means North Star Realty Finance Corp. or North Star Realty Europe Corp.;

"Sponsor Affiliate" means the Sponsor, each of its Affiliates, any trust of which the Sponsor or any of its Affiliates is a trustee, any partnership of which the Sponsor or any of its Affiliates is a partner and any trust, fund or other entity which is managed by, or is under the control of, the Sponsor or any of its Affiliates;
"STIBOR" means, in relation to any Loan denominated in kronor:

(a)	the applicable Screen Rate as of the Specified Time for kronor and for a period equal in length to the Interest Period of that Loan; or

(b)	as otherwise determined pursuant to clause 10.1 (Unavailability of Screen Rate), and if, in either case, that rate is less than zero, STIBOR shall be deemed to be zero;
"Subordinated Creditor" means:

(a)	an Obligor;

(b)	the Parent;

(c)	the French Obligors;

(d)	the Italian Facility Obligors; or

(e)	any other person who becomes a Subordinated Creditor in accordance with this Agreement;
"Subordinated Creditor's Security Agreement" means a Security over Subordinated Debt entered into or to be entered into by a Subordinated Creditor in favour of the Security Agent in an agreed form;
"Subordinated Debt", in relation to a Subordinated Creditor, has the meaning given to it in the Subordination Agreement entered into by that Subordinated Creditor;
"Subordination Agreement" means a subordination agreement entered into or to be entered into by a Subordinated Creditor, an Obligor and the Security Agent in an agreed form;
"Subsidiary" means an entity of which a person has direct or indirect control or owns directly or indirectly more than 50 per cent. of the voting capital or similar right of ownership and control for this purpose means the power to direct the management and the policies of the entity whether through the ownership of voting capital, by contract or otherwise;
"Surplus Cash" means, net rental income less finance costs payable to the Finance Parties pursuant to this Agreement (as such terms are described in the definition of limbs (b) and (c) of the definition of "Interest Cover") but excluding:

(a)	(at the discretion of the Agent (acting reasonably)) such reasonable fees as may be payable to the Asset Manager pursuant to the Asset Management Agreement); and

(b)	any applicable void costs;
"Swedish Borrower" means Swedish Targetco following its accession to this Agreement as an Additional Borrower;

"Swedish Guarantor" means any Guarantor organised and existing under the laws of Sweden;
"Swedish Obligor" means an Obligor organised and existing under the laws of Sweden;
"Swedish Property" means the real estate in Sweden listed as number 10 in part 4 of schedule 1 (The Original Parties and Properties);
"Swedish Targetco" means Prime SWE Gothenburg - T AB (formerly SEB ImmoInvest Lindholmen Science Park AB) with Swedish registration number 556589-8920;
"TARGET2" means the Trans-European Automated Real-time Gross Settlement Express Transfer payment system which utilises a single shared platform and which was launched on 19 November 2007;
"TARGET Day" means any day on which TARGET2 is open for the settlement of payments in euro;
"Tax" means any tax, levy, impost, duty or other charge or withholding of a similar nature (including any penalty or interest payable in connection with any failure to pay or any delay in paying any of the same);
"Tax Report" means:

(a)	the tax report produced by Deloitte LLP; and

(b)	the tax report produced by Arendt & Medernach SA,
each in form and substance satisfactory to the Agent and capable of being relied on by the Finance Parties;
"Tenant Contributions" means any amount paid or payable to an Obligor by any tenant under a Lease Document or any other occupier of a Property, by way of:

(a)	contribution to:

(i)	ground rent or other sums payable under any Headlease

(ii)	rates;

(iii)	insurance premia;

(iv)	the cost of an insurance valuation;

(v)
a service or other charge in respect of a Portfolio Obligor's costs in connection with any management, repair, maintenance or similar obligation or in providing services to a tenant of, or with respect to, a Portfolio Property; or

(vi)	a reserve or sinking fund; or

(b)	VAT;
"Termination Date" means the date falling seven years after the date of this Agreement;
"Test Date" means each Financial Quarter Day;

"Total Commitments" means such amount, when aggregated with the Total Commitments as defined in the Italian Facility Agreement, as does not exceed €630,000,000;
"Transaction Document" means:

(a)	a document appointing an Asset Manager;

(b)	any Charged Account Control Deed;

(c)	a Finance Document;

(d)	a French Intra-Group Debt Document;

(e)	a Lease Document;

(f)	a Headlease;

(g)	the Italian Facility Agreement;

(h)	a document appointing a Managing Agent;

(i)	a document appointing a Cash Manager;

(j)	a Hedge Document;

(k)	each Sale and Purchase Agreement; or

(l)	any other document designated as such by the Agent and the Company;
"Transaction Obligor" means:

(a)	the Parent;

(b)	an Obligor;

(c)	the French Obligors; or

(d)	a Subordinated Creditor;
"Transaction Security" means the Security created or evidenced or expressed to be created or evidenced under the Security Documents;
"Transfer Certificate" means a certificate substantially in the form set out in schedule 4 (Form of Transfer Certificate) or any other form agreed between the Agent and the Company;
"Transfer Date" means, in relation to an assignment or a transfer, the later of:

(a)	the proposed Transfer Date specified in the relevant Assignment Agreement or Transfer Certificate; and

(b)	the date on which the Agent executes the relevant Assignment Agreement or Transfer Certificate;
"Unpaid Sum" means any sum due and payable but unpaid by an Obligor under the Finance Documents;

"US" means the United States of America;
"US Tax Obligor" means:

(a)	a Borrower which is resident for tax purposes in the US; or

(b)	an Obligor some or all of whose payments under the Finance Documents are from sources within the US for US federal income tax purposes;
"Utilisation" means a utilisation of the Facility;
"Utilisation Date" means the date of a Utilisation, being the date on which the relevant Loan is to be made;
"Utilisation Request" means a notice substantially in the form set out in schedule 3 (Utilisation Request);
"Valentinskamp Property" means the real estate in Germany listed as number 4 in part 4 of schedule 1 (The Original Parties and Properties);
"Valuation" means a valuation of a Property, or as the context requires, the Properties by the Valuer, supplied at the request and instruction of the Agent, addressed to the Finance Parties and prepared on the basis of (i) the market value as that term is defined in the then current Statements of Asset Valuation Practice and Guidance Notes issued by the Royal Institution of Chartered Surveyors as well as (ii) the mortgage lending value (Beleihungswert) in accordance with the mortgage lending value determination regulation (Beleihungswertermittlungsverordnung) and the mortgage lending value determination principles of the Lenders;
"Valuer" means Jones Lang LaSalle or any other unconflicted internationally recognised firm of surveyors or valuers (excluding CBRE) appointed and instructed by the Agent; and
"VAT" means:

(a)	any tax imposed in compliance with the Council Directive of 28 November 2006 on the common system of value added tax (EC Directive 2006/112); and

(b)	any other tax of a similar nature, whether imposed in a member state of the European Union in substitution for, or levied in addition to, such tax referred to in paragraph (a), or imposed elsewhere.

1.2	Construction

(a)	Unless a contrary indication appears, a reference in this Agreement to:

(i)
the "Agent", the "Arranger", the "English Security Agent", any "Finance Party", any "Lender", any "Obligor", any "Party", any "Secured Party", any "Counterparty", the "Security Agent", any "Transaction Obligor" or any other person shall be construed so as to include its successors in title, permitted assigns and permitted transferees to, or of, its rights and/or obligations under the Finance Documents and, in the case of the Security Agent or the English Security Agent, any person for the time being appointed as Security Agent or Security Agents (or as English Security Agent or English Security Agents, as the case may be) in accordance with the Finance Documents;

(ii)	a document in "agreed form" is a document which is previously agreed in writing by or on behalf of the Company and the Agent or, if not so agreed, is in the form specified by the Agent;

(iii)	"assets" includes present and future properties, revenues and rights of every description;

(iv)	"date of this Agreement" is to 1 April 2015;

(v)
"disposal" includes (and "dispose" will be construed accordingly) a sale, transfer, assignment, grant, lease, licence, declaration of trust or other disposal, whether voluntary or involuntary, and includes in particular in relation to any:

(A)	German Property the granting of a usufruct "Nießbrauch" in respect thereof;

(B)
Belgian Property the granting or transfer of any rights, whether or not rights in rem "zakelijke rechten/droits réels" over the Belgian Property, including but not limited to ownership rights "eigendom/propriété", usufruct rights "vruchtgebruik/usufruit", long-term lease "erfpacht/bail emphytéotique", co-ownership right "medeëigendom/copropriété", easement "erfdienstbaarheid/servitude" and right to construct "opstalrecht/droit de superficie"; and

(C)	Dutch Property, the granting of a right of superficies "recht van opstal", usufruct "vruchtgebruik", leasehold "erfpacht" or servitude "erfdienstbaarheid";

(vi)
a "Finance Document" or "Transaction Document" or any other agreement or instrument is a reference to that Finance Document or Transaction Document or other agreement or instrument as amended, novated, supplemented, extended or restated;

(vii)
"guarantee" means (other than in clause 18 (Guarantee and indemnity)) any guarantee, letter of credit, bond, indemnity or similar assurance against loss, or any obligation, direct or indirect, actual or contingent, to purchase or assume any indebtedness of any person or to make an investment in or loan to any person or to purchase assets of any person where, in each case, such obligation is assumed in order to maintain or assist the ability of such person to meet its indebtedness;

(viii)	"indebtedness" includes any obligation (whether incurred as principal or as surety) for the payment or repayment of money, whether present or future, actual or contingent;

(ix)
a "Loan" granted or to be granted by a Lender shall also include the plural in the event that the relevant Lender has granted or shall grant more than one Loan, unless the context requires a different interpretation. The foregoing applies accordingly in respect to any reference to Commitment;

(x)
a "person" includes any individual, firm, company, corporation, government, state or agency of a state or any association, trust, joint venture, consortium or partnership or other entity (whether or not having separate legal personality);

(xi)
a "regulation" includes any regulation, rule, official directive, request or guideline (whether or not having the force of law) of any governmental, intergovernmental or supranational body, agency, department or of any regulatory, self-regulatory or other authority or organisation;

(xii)	a provision of law is a reference to that provision as amended or re-enacted; and

(xiii)	a time of day is a reference to Frankfurt time.

(b)
The determination of the extent to which a rate is "for a period equal in length" to an Interest Period shall disregard any inconsistency arising from the last day of that Interest Period being determined pursuant to the terms of this Agreement.

(c)	Section, clause and schedule headings are for ease of reference only.

(d)
Unless a contrary indication appears, a term used in any other Finance Document or in any notice given under or in connection with any Finance Document has the same meaning in that Finance Document or notice as in this Agreement.

(e)
This Agreement is made in the English language and, therefore, the English language version shall prevail over any translation of this Agreement. In case of doubt, however, the meaning of any Belgian, Dutch, Italian, French, German or Swedish expressions and phrases used in this Agreement shall prevail over the meaning of the English expressions and phrases to which they relate.

(f)	A Default (other than an Event of Default) is "continuing" if it has not been remedied or waived and an Event of Default is "continuing" if it has not been remedied or waived.

(g)
For the purposes of any calculation required under this Agreement any amount denominated in SEK or GBP shall be converted to the Base Currency at the Agent's Spot Rate of Exchange as at the relevant calculation date.

1.3	Currency symbols and definitions

(a)	"£", "GBP" and "sterling" denote the lawful currency of the United Kingdom

(b)	"€", "EUR" and "euro" denote the single currency of the Participating Member States; and

(c)	"kr", "SEK", "kronor" and "krona" denote the lawful currency of Sweden.

1.4	Third party rights

(a)
Unless expressly provided to the contrary in a Finance Document a person who is not a Party has no right under the Contracts (Rights of Third Parties) Act 1999 (the "Third Parties Act") to enforce or to enjoy the benefit of any term of this Agreement.

(b)
Subject to clause 37.6 (Other exceptions) but otherwise notwithstanding any term of any Finance Document the consent of any person who is not a Party is not required to rescind or vary this Agreement at any time.

(c)
Any Receiver, Delegate or any person described in clause 27.12(b) (Exclusion of liability) may, subject to this clause 1.4 and the Third Parties Act, rely on any clause of this Agreement which expressly confers rights on it.

1.5	German Legislation

(a)	"BGB" means the German Civil Code (Bürgerliches Gesetzbuch);

(b)	"GwG" means German Money Laundering Act (Geldwäschegesetz);

(c)	"KWG" means the German Banking Act (Kreditwesengesetz);

(d)	"PfandBG" means the German Covered Bond Act (Pfandbriefgesetz); and

(e)	"VAG" means the German Insurance Supervision Act (Versicherungsaufsichtsgesetz).

1.6	Luxembourg terms
In each Finance Document, where it relates to a Luxembourg person, a reference to:

(c)
a winding up, administration or dissolution includes, without limitation, any procedure or proceeding in relation to an entity becoming bankrupt (faillite), insolvency, voluntary or judicial liquidation (liquidation volontaire ou judiciaire), composition with creditors (concordat préventit de faillite), reprieve from payment (sursis de paiement), controlled management (gestion contrôlée), fraudulent conveyance (actio pauliana), general settlement with creditors, reorganisation or any other similar proceedings affecting the rights of creditors generally under Luxembourg law, and shall be construed so as to include any equivalent or analogous liquidation or reorganisation proceedings;

(d)	an agent includes, without limitation, a "mandataire";

(e)
a receiver, administrative receiver, administrator, trustee, custodian, sequestrator or the like includes, without limitation, a juge délégué, commissaire, juge-commissaire, mandataire ad hoc, administrateur provisoire, liquidateur or curateur or any other person performing the same function of each of the foregoing;

(f)	a matured obligation includes, without limitation, any exigible, certaine and liquide obligation;

(g)
Security or a security interest includes, without limitation, any hypothèque, nantissement, privilège, accord de transfert de propriété à titre de garantie, gage sur fonds de commerce or sureté réelle whatsoever whether granted or arising by operation of law; and

(h)	a person being unable to pay its debts includes, without limitation, that person being in a state of cessation of payments (cessation de paiements).

1.7	French terms
In each Finance Document, where it relates to a French person, a reference to:

(i)
a winding up, administration or dissolution includes, without limitation, any procedure or proceeding in relation to an entity becoming bankrupt (faillite), insolvency, voluntary or judicial liquidation (liquidation volontaire ou judiciaire), composition with creditors (accord de conciliation ou de mandat ad hoc ou plan de sauvegarde ou plan de redressement), reprieve from payment (sursis de paiement ou délai de grâce), controlled management (administration provisoire ou judiciaire), general settlement with creditors, reorganisation or any other similar proceedings affecting the rights of creditors generally under French law, and shall be construed so as to include any equivalent or analogous liquidation or reorganisation proceedings;

(j)	an agent includes, without limitation, a "mandataire";

(k)
a receiver, administrative receiver, administrator, trustee, custodian, sequestrator or the like includes, without limitation, an administrateur judiciaire, mandataire ad hoc, conciliateur, administrateur provisoire, fiduciaire or liquidateur or any other person performing the same function of each of the foregoing;

(l)	a matured obligation includes, without limitation, any exigible, certaine and liquide obligation;

(m)
Security or a security interest includes, without limitation, any hypothèque, nantissement, gage, privilège, transfert de propriété à titre de garantie or sureté réelle whatsoever whether granted or arising by operation of law; and

(n)	a person being unable to pay its debts includes, without limitation, that person being in a state of cessation of payments (cessation de paiements).

1.8	Dutch terms
In each Finance Document, where it relates to a Dutch person, a reference to:

(a)	an "administrator" includes a bewindvoerder;

(b)	an "attachment" includes a beslag;

(c)	a “director”, in relation to a Dutch Obligor, means a managing director (bestuurder) and “board of directors” means its managing board (bestuur);

(d)	"gross negligence" means grove schuld;

(e)	a "moratorium" includes surseance van betaling and "granted a moratorium" includes surseance verleend;

(f)	"negligence" means schuld;

(g)
a "security interest" includes any mortgage (hypotheek), pledge (pandrecht), retention of title arrangement (eigendomsvoorbehoud), privilege (voorrecht), right of retention (recht van retentie), right to reclaim goods (recht van reclame), and, in general, any right in rem (beperkt recht) created for the purpose of granting security (goederenrechtelijk zekerheidsrecht);

(h)	any "step" or procedure taken in connection with insolvency proceedings includes a Dutch entity having filed a notice under section 36(2) of the Dutch Tax Collection Act (Invorderingswet 1990);

(i)	a "liquidator" includes a curator;

(j)	a "receiver or an administrative receiver" does not include a curator or bewindvoerder;

(k)	a "winding-up", "administration" or "dissolution" (and any of those terms) includes a Dutch entity being declared bankrupt (failliet verklaard) or dissolved (ontbonden).

1.9	Belgian Legislation
"Belgian Companies Code" means the Belgian Wetboek van Vennootschappen/Code des Sociétés dated 7 May 1999, as amended from time to time.

1.10	Belgian terms
In each Finance Document, where it relates to a Belgian person, a reference to:

(a)
a liquidator, receiver, administrative receiver, administrator, compulsory manager or other similar officer includes any curator/curateur, vereffenaar/liquidateur, voorlopig bewindvoerder/administrateur provisoire, mandataris ad hoc/mandataire ad hoc, ondernemingsbemiddelaar/médiateur d'entreprise, as applicable, and sekwester/séquestre;

(b)
a Security or a security interest includes any mortgage (hypotheek/hypothèque), pledge (pand/nantissement), any mandate to grant a mortgage, a pledge or any other real security (mandaat/mandat), privilege (voorrecht/privilège), reservation of title arrangement (eigendomsvoorbehoud/réserve de propriété), any real security (zakelijke zekerheid/sûreté réelle) and any transfer by way of security (overdracht ten titel van zekerheid/transfert à titre de garantie);

(c)	a person being unable to pay its debts is that person being in a state of cessation of payments (staking van betaling/cessation de paiements);

(d)
a suspension of payments, moratorium of any indebtedness or reorganisation includes any gerechtelijk akkoord/concordat judiciaire or gerechtelijke reorganisatie/réorganisation judiciaire, as applicable;

(e)
a composition, compromise, assignment or arrangement includes a minnelijk akkoord met schuldeisers/accord amiable avec des créanciers, gerechtelijk akkoord/concordat judiciaire or gerechtelijke reorganisatie/réorganisation judiciaire, as applicable;

(f)	winding up, administration or dissolution includes any vereffening/liquidation, ontbinding/dissolution, faillissement/faillite and sluiting van een onderneming/ fermeture d'une enterprise;

(g)	an attachment, sequestration, distress, execution or analogous process includes any uitvoerend beslag/saisie exécutoire and bewarend beslag/saisie conservatoire;

(h)
an amalgamation, demerger, merger, consolidation or corporate reconstruction includes a overdracht van algemeenheid/transfert d'universalité, overdracht van bedrijfstak/transfert de branche d'activité, splitsing/scission and fusie/fusion and assimilated transaction in accordance with article 676 and 677 of the Belgian Companies Code (gelijkgestelde verrichting/opération assimilée);

(i)	constitutional documents means the oprichtingsakte/acte constitutif, statuten/statuts and uittreksel van de Kruispuntbank voor Ondernemingen/extrait de la Banque Carrefour des Entreprises;

(j)	guarantee means, only for the purpose of the guarantee granted by a Belgian Obligor under this Agreement, an independent guarantee and not a surety (borg/cautionnement); and

(k)
an Obligor being incorporated in Belgium or of which its jurisdiction of incorporation is Belgium, means that such Obligor has its principal place of business (voornaamste vestiging/établissement principal (within the meaning of the Belgian Law of 16 July 2004 on the conflicts of law code)) in Belgium.

1.11	Italian legislation
“Italian Civil Code” means the Italian civil code (codice civile), enacted by Royal Decree No. 262 of 16 March 1942, as subsequently amended and supplemented;
"Italian Insolvency Law" means the Royal Decree no. 267 of 16 March 1942, as amended and/or restated from time to time;

1.12	Italian terms
In each Finance Document, where it relates to an Italian person, a reference to:

(a)
a receiver, an administrative receiver, an administrator or the like includes, without limitation, a curatore, commissario giudiziale, commissario straordinario, commissario liquidatore, or any other person performing the same function of each of the foregoing;

(b)
a winding-up, administration or dissolution includes, without limitation, any procedure or proceeding in relation to scioglimento, liquidazione, procedura concorsuale (fallimento, concordato fallimentare, concordato preventivo, liquidazione coatta amministrativa, amministrazione straordinaria delle grandi imprese in stato d'insolvenza), cessione dei beni ai creditori and any out of court procedures set out under the Italian Insolvency Law( including any restructuring plan referred to under article 67 of the Italian Insolvency Law or any accordo di ristrutturazione under article 182-bis of the Italian Insolvency Law, as well as any other proceeding defined as "procedura di risanamento" or "procedura concorsuale" under Legislative Decree no. 170 dated May 21, 2004 , or any similar proceedings;

(c)	a lease includes, without limitations, a contratto di locazione and an affitto d'azienda;

(d)
Security or security interest includes, without limitation, any pegno, ipoteca, privilegio speciale (including the privilegio speciale created pursuant to Article 46 of the Italian Legislative Decree No. 385 of 1 September 1993, as amended from time to time), cessione del credito in garanzia, diritto reale di garanzia and any other garanzia reale or other transactions having the same effect as each of the foregoing.

(e)	an attachment includes, without limitation, a pignoramento.

1.13	Swedish law matters

(a)
If any party to this agreement that is incorporated in Sweden (the "Obligated Party") is required to hold an amount on trust on behalf of another party (the "Beneficiary"), the Obligated Party shall hold such money as agent for the Beneficiary on a separate account in accordance with the Swedish Act of 1944 in respect of assets held on account (lagen (1944:181) om redovisningsmedel) and shall promptly pay or transfer the same to the Beneficiary or as the Beneficiary may direct.

(b)
For the avoidance of doubt, the Parties agree that any novation effected in accordance with clause 25 (Changes to the Lenders) shall, in relation to any Security Document governed by Swedish law, take effect as an assignment and assumption and transfer of such security interests.

1.14	Swedish terms
In each Finance Document, where it relates to a Swedish person, a reference to:

(a)
a composition, assignment or similar arrangement with any creditor includes a företagsrekonstruktion, konkursförfarande, or ackordsuppgörelse under the Swedish Bankruptcy Act (konkurslagen) or the Swedish Reorganisation Act (lag om fõretagsrekonstruktion) (as the case may be);

(b)	a compulsory manager, receiver, administrator includes a konkursförvaltare, företagsrekonstruktör or likvidator under Swedish law;

(c)	gross negligence means grov vårdslöshet under Swedish law;

(d)
a guarantee includes any garanti under Swedish law which is independent from the debt to which it relates and any borgen under Swedish law which is accessory to or dependant on the debt to which it relates;

(e)	merger includes any fusion implemented in accordance with Chapter 23 of the Swedish Companies Act;

(f)
a reorganisation includes any contribution of part of its business in consideration of shares (apport) and any demerger (delning) implemented in accordance with Chapter 24 of the Swedish Companies Act; and

(g)	a winding up, administration or dissolution includes a frivillig likvidation, or tvångslikvidation under Chapter 25 of the Swedish Companies Act.
SECTION 2
THE FACILITY

2.	THE FACILITY

2.1	The Facility
Subject to the terms of this Agreement, the Lenders make available to the Borrowers a term loans facility comprising the Loans and which is equal to the Total Commitments as more fully set out in part 3 of schedule 1.

2.2	Finance Parties' rights and obligations

(a)
The obligations of each Finance Party under the Finance Documents are several. Failure by a Finance Party to perform its obligations under the Finance Documents does not affect the obligations of any other Party under the Finance Documents. No Finance Party is responsible for the obligations of any other Finance Party under the Finance Documents.

(b)
The rights of each Finance Party under or in connection with the Finance Documents are separate and independent rights and any debt arising under the Finance Documents to a Finance Party from an Obligor shall be a separate and independent debt.

(c)	A Finance Party may, except as otherwise stated in the Finance Documents, separately enforce its rights under the Finance Documents.

2.3	Obligors' Agent

(a)
Each Obligor (other than the Company) by its execution of this Agreement irrevocably appoints the Company to act on its behalf as its agent in relation to the Finance Documents and irrevocably authorises:

(i)
the Company on its behalf to supply all information concerning itself contemplated by this Agreement to the Finance Parties and to give all notices and instructions (including Utilisation Requests), to make such agreements and to effect the relevant amendments, supplements and variations capable of being given, made or effected by any Obligor notwithstanding that they may affect the Obligor , without further reference to or the consent of that Obligor; and

(ii)	each Finance Party to give any notice, demand or other communication to that Obligor pursuant to the Finance Documents to the Company, and in each case the Obligor shall be bound as though the Obligor itself had given the notices and instructions (including, without limitation, any Utilisation Requests) or executed or made the agreements or effected the amendments, supplements or variations, or received the relevant notice, demand or other communication.

(b)
Every act, omission, agreement, undertaking, settlement, waiver, amendment, supplement, variation, notice or other communication given or made by the Company or given to the Company under any Finance Document on behalf of an Obligor or in connection with any Finance Document (whether or not known to any Obligor ) shall be binding for all purposes on that Obligor as if that Obligor had expressly made, given or concurred with it. In the event of any conflict between any notices or other communications of the Company and any Obligor, those of the Company shall prevail.

3.	PURPOSE

3.1	Purpose

(a)
Each Original Borrower (other than the PPD Lender) shall apply all amounts borrowed by it under the Facility in or towards financing the acquisition of its Property and for general working capital purposes and includes a prepayment in an aggregate amount not exceeding €100,000,000 of existing intercompany debt instructed by the Obligors' Agent to be paid directly to Prime Holdings - T (US), LLC.

(b)	The PPD Lender shall apply all amounts borrowed by it under the Facility in or towards financing the funding of the French Intra-Group Loans.

(c)	Each Additional Borrower shall apply all amounts borrowed by it under the Facility in or towards refinancing its existing indebtedness and for general working capital purposes.

3.2	Monitoring
No Finance Party is bound to monitor or verify the application of any amount borrowed pursuant to this Agreement.

4.	CONDITIONS OF UTILISATION

4.1	Initial conditions precedent
[Deliberately left blank]

4.2	Further conditions precedent
The Lenders will only be obliged to comply with clause 5.4 (Lenders' participation) if:

(a)	on the date of the Utilisation Request and on the proposed Utilisation Date:

(i)	no Default is continuing or would result from the proposed Loan; and

(ii)	the Repeating Representations to be made by each Obligor are true in all material respects; and

(b)	immediately following the making of the Loan:

(i)	Interest Cover will be at least 250 per cent;

(ii)	the Loan to Value will not exceed 60 per cent;

(iii)	the Net Yield on Debt will be no less than 7.5 per cent; and

(iv)	no Individual Loan to Value will exceed 65 per cent.

(c)	no event described in clause 10.3 (Market disruption) has occurred between the date of this Agreement and the first Utilisation Date.

4.3	Maximum number of Loans
A Borrower may not deliver a Utilisation Request if as a result of the proposed Utilisation three or more Loans would be outstanding to it.

4.4	Conditions subsequent
The Company shall provide the documentation and evidence listed in schedule 17 (Conditions Subsequent) at the times and in the manner prescribed therein and acknowledges and agrees that failure to do so by the time specified therein shall constitute an Event of Default.

SECTION 3
UTILISATION

5.	UTILISATION

5.1	Delivery of a Utilisation Request

(a)	Each Borrower and Additional Borrower confirms and ratifies the "Funding Indemnity and Utilisation Request" dated on or around 27 March 2015 given by the Obligors' Agent.

(b)	A Borrower may utilise the Facility by delivery to the Agent of a duly completed Utilisation Request not later than the Specified Time.

5.2	Completion of a Utilisation Request

(a)	Each Utilisation Request is irrevocable and will not be regarded as having been duly completed unless:

(i)	it specifies the purpose of the Loan;

(ii)	the proposed Utilisation Date is a Business Day within the Availability Period; and

(iii)	the currency and amount of the Utilisation comply with clause 5.3 (Currency and amount).

(b)	Utilisation Requests for all of the Loans must be delivered on the same day specifying the same Utilisation Date.

5.3	Currency and amount

(a)
The currency specified in a Utilisation Request must be euros save in respect of any Loan to be made in connection with the English Property and/or the Swedish Property in which case it must specify the currency as sterling or kronor (as applicable).

(b)
The amount of the proposed Loan must be an amount which, when aggregated with (i) the amount of each Loan made prior to the Amendment Date and (ii) (on and thereafter) the amount of each other Loan made or to be made on the same day, is not more than the lower of:

(i)	the Total Commitments;

(ii)	60% of the sum of the market values of the Charged Properties as set out in the Initial Valuation; and

(iii)	60% of the Acquisition Costs,
and which is a minimum of €5,000,000 or, if less, the amount available under this clause 5.3.

(c)	If the amount of any proposed Loan would result in the maximum amount available pursuant to clause 5.3(b) being exceeded the amount of each Loan shall be reduced in such proportion as agreed between the Agent and the Company so that the maximum amount is not exceeded.

5.4	Lenders' participation
If the conditions set out in this Agreement have been met, each Lender shall make its Loan available by the Utilisation Date through its Facility Office.

5.5	Cancellation of Commitment
The Commitments which, at that time, are unutilised shall be immediately cancelled at the end of the Availability Period.
SECTION 4
REPAYMENT, PREPAYMENT AND CANCELLATION

6.	REPAYMENT

6.1	Repayment of Loans
The Borrowers shall repay the Loans in full and pay and discharge all Secured Liabilities on the Termination Date.

6.2	Reborrowing
No Borrower may reborrow any part of the Facility which is repaid.

6.3	Cash Sweep Shortfall Amounts
The Obligors shall pay (or shall procure the payment of) any Cash Sweep Shortfall Amount to the Cash Sweep Account in accordance with clause 17.4(d) for application (together with any required Surplus Cash) in accordance with clause 17.5(c).

7.	PREPAYMENT AND CANCELLATION

7.1	Illegality
If, in any applicable jurisdiction, it becomes unlawful for any Lender to perform any of its obligations as contemplated by this Agreement or to fund or maintain any Loan or it becomes unlawful for any Affiliate of a Lender for that Lender to do so:

(a)	that Lender shall promptly notify the Agent upon becoming aware of that event;

(b)	upon the Agent notifying the Company, the Commitment of that Lender will be immediately cancelled; and

(c)
each Borrower shall repay that Lender's Loans made to that Borrower on the Interest Payment Date for each Loan occurring after the Agent has notified the Company or, if earlier, the date specified by the Lender in the notice delivered to the Agent (being no earlier than the last day of any applicable grace period permitted by law) and that Lender's corresponding Loan shall be cancelled.

7.2	Change of control

(a)	If:

(i)	the Sponsor or an Affiliate of the Sponsor or a Related Entity of the Sponsor ceases to control the Parent; and/or

(ii)	there is any change within the group of "affiliated customers" within the meaning of article 4 section 1 no. 39 CRR (Capital Requirements Regulation), then

(A)	the Company shall promptly notify the Agent upon becoming aware of that event;

(B)	a Lender shall not be obliged to fund a Utilisation; and

(C)
if a Lender so requires and notifies the Agent, the Agent shall, by not less than 10 days' notice to the Company, cancel the Commitment of that Lender and declare all outstanding Loans made by that Lender, together with accrued interest, and all other amounts accrued under the Finance Documents in respect of those Loans immediately due and payable, whereupon the Commitment of that Lender will be cancelled and all such outstanding Loans and amounts will become immediately due and payable.

(b)	For the purpose of clause 7.2(a):

(i)	"control" means (whether directly or indirectly):

(A)	the power (whether by way of ownership of shares, proxy, contract, agency or otherwise) to:

(1)	cast or control the casting of more than 50 per cent. of the maximum number of votes that might be cast at a general meeting of the Parent; or

(2)	appoint or remove all, or the majority, of the directors or other equivalent officers of the Parent; or

(3)	give directions with respect to the operating and financial policies of the entity with which the directors or other equivalent officers of the Parent are obliged to comply; and/or

(B)
the holding beneficially of more than 50 per cent. of the issued share capital of the Parent (excluding any part of that issued share capital that carries no right to participate beyond a specified amount in a distribution of either profits or capital); and

(ii)	"Related Entity" means any entity which is advised or managed by North Star Asset Management Group Inc. or an Affiliate of North Star Asset Management Group Inc.

7.3	Mandatory prepayment
Each relevant Borrower and as applicable each Obligor, must apply the following amounts in prepayment of the Loans, and payment of prepayment fees and other amounts referred to in clause 7.8(b) at the time and in the order of application contemplated by clause 7.4 (Application of mandatory prepayments):
(a)the amount of Disposal Proceeds;
(b)the amount of Insurance Prepayment Proceeds;
(c)the amount of Compensation Prepayment Proceeds; and
(d)the amount of Recovery Prepayment Proceeds.

7.4	Application of mandatory prepayments

(a)	An amount referred to in clause 7.3(a) shall be applied immediately as follows:

(i)	first:

(A)	in an amount equal to the Allocated Repayment Amount for the Property the subject of, or owned by the relevant Obligor the shares of which were the subject of, the relevant disposal:

(1)	first, in or towards prepayment of the Loans made to the Property Owner that owned that Property or where applicable, its parent;

(2)
secondly, after prepayment of those Loans, in or towards prepayment of the other Loans and (unless an Event of Default is continuing) in consultation with the Company, or, where no agreement is reached within 10 Business Days of the start of such consultation, at the Agent's discretion with any such prepayment applied as to be in compliance with applicable laws but so that, if no Event of Default is continuing, upon application of any such prepayment, any Individual Loan to Value shall not, following such prepayment, be greater than 110 per cent, or less than 90 per cent of the Loan to Value, provided that, if prior to such prepayment, any relevant Individual Loan to Value is greater than 110 per cent or less than 90 per cent of the Loan to Value, then such prepayment shall not, in respect of such Individual Loan to Value, result in an increase in the 110 per cent or a decrease in the 90 per cent of the Loan to Value; and

(B)	in or towards payment of prepayment fees and any other amount that is or will become due and payable in accordance with clause 7.8(b) as a result of those prepayments; and

(ii)	secondly, in payment of any surplus to the relevant General Account.

(b)	An amount referred to in clauses 7.3(b) to 7.3(d) shall be applied on the date provided for in accordance with clause 17.6(c) as follows:

(i)	in or towards:

(A)	first, prepayment of the Loans made to the relevant Borrower referred to in clause 7.4(c);

(B)
secondly, after prepayment of those Loans, prepayment of the other Loans at the Agent's discretion and (unless an Event of Default is continuing) in consultation with the Company, or, where no agreement is reached within 10 Business Days of the start of such consultation, at the Agent's discretion with any such prepayment applied as to be in compliance with applicable laws but so that, if no Event of Default is continuing, upon application of any such prepayment, any Individual Loan to Value shall not, following such prepayment, be greater than 110 per cent, or less than 90 per cent of the Loan to Value, provided that, if prior to such prepayment, any relevant Individual Loan to Value is greater than 110 per cent or less than 90 per cent of the Loan to Value, then such prepayment shall not, in respect of such Individual Loan to Value, result in an increase in the 110 per cent or a decrease in the 90 per cent of the Loan to Value; and

(ii)	in or towards payment of prepayment fees and any other amount that is or will become due and payable in accordance with clause 7.8(b) as a result of those prepayments,

(c)	For the purposes of clause 7.4(b)(i)(A), the relevant Borrower is:

(i)	insofar as the relevant amount to be applied in prepayment is derived from or relates to a Borrower or the assets of or shares in a Borrower, that Borrower; and

(ii)
otherwise, such Borrower or Borrowers as the Agent may determine, and (unless an Event of Default is continuing) in consultation with the Company, or, where no agreement is reached within 10 Business Days of the start of such consultation, at the Agent's discretion with any such prepayment applied as to be in compliance with applicable laws but so that, if no Event of Default is continuing, upon application of any such prepayment, any Individual Loan to Value shall not, following such prepayment, be greater than 110 per cent, or less than 90 per cent of the Loan to Value, provided that, if prior to such prepayment, any relevant Individual Loan to Value is greater than 110 per cent or less than 90 per cent of the Loan to Value, then such prepayment shall not, in respect of such Individual Loan to Value, result in an increase in the 110 per cent or a decrease in the 90 per cent of the Loan to Value.

7.5	Voluntary cancellation
The Company may, if it gives the Agent not less than 10 Business Days' (or such shorter period as the Majority Lenders may agree) prior notice, cancel the whole or any part (being a minimum amount of €5,000,000) of the available Facility. Any cancellation under this clause 7.5 shall reduce the Commitments of the Lenders rateably.

7.6	Voluntary prepayment of Loans

(a)	A Borrower to which a Loan has been made may, if it gives the Agent not less than 10 Business Days' (or such shorter period as the Majority Lenders may agree) prior notice,

prepay all or any part of the Loans made to it (but, if in part, being an amount that reduces the amount of all the Loans made to it by a minimum amount of €5,000,000 and which does not reduce the amount of the Portfolio Loan to less than €300,000,000). Any prepayment of part of a Borrower's Loans shall be applied pro rata to all of the Loans made to that Borrower.

(b)	A Loan may only be prepaid after the last day of the Availability Period (or, if earlier, the day on which the available Facility is zero).

7.7	Right of repayment and cancellation in relation to a single Lender

(a)	If:

(i)	any sum payable to any Lender by an Obligor is required to be increased under clause 12.2(c); or

(ii)	any Lender claims indemnification from the Company under clause 12.3 (Tax indemnity) or clause 13.1 (Increased costs), the Company may, whilst the circumstance giving rise to the requirement for that increase or indemnification continues, give the Agent notice of cancellation of the Commitment of that Lender and its intention to procure the repayment of that Lender's Loans.

(b)	On receipt of a notice of cancellation referred to in clause 7.7(a), the Loans of that Lender shall immediately be reduced to zero.

(c)
On the last day of each Interest Payment Date which ends after the Company has given notice of cancellation under clause 7.7(a) (or, if earlier, the date specified by the Company in that notice), each Borrower to which a Loan has been made by that Lender shall repay that Lender's Loan.

(d)
If a French Property Owner makes a payment under clause 5.7 (Right of repayment and cancellation in relation to a single Lender) of the Amended French Property Owner Loans Agreement, the PPD Lender will prepay its Loan by an equivalent amount but only to the extent that the PPD Lender has the same rights vis-à-vis a Lender under this Agreement pursuant to clause 7.7(a) above.

7.8	Restrictions

(a)
Any notice of cancellation or prepayment given by any Party under this clause 7 shall be irrevocable and, unless a contrary indication appears in this Agreement, shall specify the date or dates upon which the relevant cancellation or prepayment is to be made and the amount of that cancellation or prepayment.

(b)
Subject to clause 11.3(c), any prepayment under this Agreement shall be made together with accrued interest on the amount prepaid and subject to any Break Costs and any prepayment and cancellation fees payable under this Agreement, without premium or penalty.

(c)	No Borrower may reborrow any part of the Facility which is prepaid.

(d)	The Borrowers shall not repay or prepay all or any part of the Loans or cancel all or any part of the Commitments except at the times and in the manner expressly provided for in this Agreement.

(e)	No amount of the Total Commitments cancelled under this Agreement may be subsequently reinstated.

(f)	If the Agent receives a notice under this clause 7 it shall promptly forward a copy of that notice to either the Company or the affected Lenders as appropriate.

(g)
If all or part of any Lender's Loan is repaid or prepaid, an amount of that Lender's Commitment (equal to the amount of the Loan which is repaid or prepaid) will be deemed to be cancelled on the date of repayment or prepayment.

(h)
Any prepayment of the Loans (other than a prepayment to a single Lender pursuant to clause 7.1 (Illegality), clause 7.2(a)(ii) (Change of control) or clause 7.7 (Right of repayment and cancellation in relation to a single Lender)) shall be paid to the Lenders in the proportion that the Loans granted by each Lender bears to the aggregate amount of all of the Loans.

SECTION 5
COSTS OF UTILISATION

8.	INTEREST

8.1	Calculation of interest

(a)	The rate of interest on each Loan made in euros for each Interest Period is the percentage rate per annum which is the aggregate of the applicable:

(i)	Margin; and

(ii)	EURIBOR;

(b)	the rate of interest on each Loan made in sterling for each Interest Period is the percentage rate per annum which is the aggregate of the applicable:

(i)	Margin; and

(ii)	LIBOR; and

(c)	the rate of interest on each Loan made in kronor for each Interest Period is the percentage rate per annum which is the aggregate of the applicable:

(i)	Margin; and

(ii)	STIBOR.

8.2	Payment of interest
The Borrower to which a Loan has been made shall pay accrued interest on that Loan on each Interest Payment Date.

8.3	Hedging

(a)	Each Borrower shall, or the Company on behalf of the Borrowers (other than the Swedish Borrower) and of each French Property Owner will, by no later than the date falling 20

Business Days after the first Utilisation Date (or, in respect of the Loans utilised on or after the Amendment Date, no later than the date falling two Months after the Amendment Date) enter into, and maintain, Hedge Documents by way of interest rate caps as follows:

(i)	a LIBOR interest rate cap with a notional amount equal to the aggregate of Loans in sterling with a strike rate of 2.0 per cent.;

(ii)	a EURIBOR interest rate cap with a notional amount equal to the aggregate of the Loans in euro with a strike rate of 0.5 per cent., each of which shall be stipulated as being for a period of five years (or, in respect of the Loans utilised on or after the Amendment Date, to end on the same date as the Hedge Documents entered into in respect of the Loans made available on the first Utilisation Date), commencing on the date of this Agreement (or such other date as agreed between the Agent and the Company).

(b)
By no later than the date falling 6 months prior to the fifth anniversary of this Agreement, the Borrowers (other than the Swedish Borrower), commencing on the expiry of the caps referred to in clause 8.3(a)(i) and 8.3(a)(ii), shall enter into, and maintain, (and the Company shall procure that each French Property Owner enters into and maintains) Hedge Documents as follows:

(i)	a LIBOR interest rate cap with a notional amount equal to the aggregate of the Loans then outstanding in sterling; and

(ii)	a EURIBOR interest rate cap with a notional amount equal to the Loans then outstanding in euro, each of which shall have a strike rate at such level as to ensure that Interest Cover will be greater than 250 per cent. and shall be stipulated as being for a period up to and including the Termination Date.

(c)	Each Hedge Document referred to in 8.3(a) and 8.3 (b)shall, in addition:

(i)	be based on a 1992 ISDA Master Agreement or a 2002 ISDA Master Agreement (or documented as a long form confirmation based on a 1992 ISDA Master Agreement or a 2002 ISDA Master Agreement);

(ii)	allow the rights of each Borrower (and of each French Property Owner) under that Hedge Document to be charged or assigned by way of security;

(iii)	be governed by English law;

(iv)	not permit the Counterparty to terminate or close out any transactions in respect of any Hedge Document (in whole or in part) except:

(A)	if the Agent serves notice under clause 24.18(a) or, having served notice makes a demand;

(B)	where the Counterparty is a Lender, that Lender serves a notice on the Obligors' Agent pursuant to clause 24.18(b) or, having served notice makes a demand;

(C)	if an Illegality (as that term is defined in the applicable ISDA Master Agreement) has occurred;

(D)
if an Additional Termination Event (as that term is defined in the applicable ISDA Master Agreement) pursuant to Part 1(g) of the relevant Schedule to the ISDA Master Agreement under the heading “Clearing Requirement” has occurred;

(E)
if a Misrepresentation (as that term is defined in the applicable ISDA Master Agreement) relating to an Additional Representation under Part 4(m)(ii) of the relevant Schedule to the ISDA Master Agreement under the heading “Dodd-Frank Act” has occurred;

(F)	if all the Loans and other amounts outstanding under the Finance Documents have been unconditionally and irrevocably paid and discharged in full; or

(G)	in the case of any other termination or closing out by a Counterparty or a Borrower, with the consent of the Agent.

(v)
not permit the Counterparty to suspend making payments under a transaction in respect of a Hedge Document unless the relevant Borrower is in breach of its payment obligations under any transaction in respect of that Hedge Document;

(d)
Any termination or close-out permitted under this clause 8.3 (Hedging) shall be without prejudice to the Borrowers' obligation to maintain (or the Company's obligation to procure that each French Property Owner maintains) Hedge Documents in accordance with this clause 8.3 (Hedging).

(e)
Neither the Counterparty nor the Borrowers (and the Company shall procure that no French Property Owner) may amend, supplement, extend or waive the terms of any Hedging Agreement without the consent of the Agent.

(f)	The Company on behalf of the Borrower and on behalf of each French Property Owner shall pay the applicable premium for each interest rate cap within 2 Business Days of each trade.

(g)
The Borrowers shall (and the Company shall procure that the French Property Owners shall) use their reasonable endeavours to document the Hedge Documents as soon as possible and shall provide the Agent with a copy of each signed and dated Hedge Document within 3 Business Days of its date and a certified copy within 10 Business Days of its date.

(h)	The Company shall notify the Agent of any material default by any Counterparty under any Hedge Document.

(i)	Each Borrower shall (and the Company shall procure that each French Property Owner shall) provide the Agent with a copy of any notice it receives from the Counterparty under its Hedge Document.

(j)	In circumstances where Aareal Bank AG is not the Counterparty, then to the extent that any requirement listed in this clause 8.3 (Hedging) would not be applicable to a

Hedge Document, the Agent shall consult with the Company in connection with the waiver of any such requirement.

8.4	Default interest

(a)
If an Obligor fails to pay any amount payable by it under a Finance Document on its due date, interest shall accrue on the overdue amount from the due date up to the date of actual payment (both before and after judgment) at a rate which, subject to clause 8.4(c) is 2.00 per cent per annum higher than the rate which would have been payable if the overdue amount had, during the period of non-payment, constituted a Loan in the currency of the overdue amount or for successive Interest Periods, each of a duration selected by the Agent (acting reasonably).

(b)	Any interest accruing under this clause 8.4 shall be immediately payable by the Obligor on demand by the Agent.

(c)	If any overdue amount consists of all or part of a Loan which became due on a day which was not the last day of an Interest Period relating to that Loan:

(i)	the first Interest Period for that overdue amount shall have a duration equal to the unexpired portion of the current Interest Period relating to that Loan; and

(ii)
the rate of interest applying to the overdue amount during that first Interest Period shall be 2.00 per cent per annum higher than the rate which would have applied if the overdue amount had not become due.

(d)
Default interest (if unpaid) arising on an overdue amount will be compounded with the overdue amount at the end of each Interest Period applicable to that overdue amount but will remain immediately due and payable.

8.5	Notification of rates of interest

(a)	The Agent shall promptly notify the relevant Lenders and the relevant Borrower of the determination of a rate of interest under this Agreement.

(b)	The Agent shall promptly notify the relevant Borrower of each Funding Rate relating to a Loan.

8.6	Insurance Undertaking Margin
If an Insurance Undertaking Default occurs, the Agent, upon expiration of any applicable grace period, may by notice to the Company, impose an additional margin (the "Insurance Undertaking Margin") to be added to the applicable Margin payable by the relevant Borrower which shall be calculated by the Agent based on the outstanding principal amount of each Loan for the Property in respect of which the Insurance Undertaking Default is continuing and payable at 2.50 per cent. per annum. The Insurance Undertaking Margin shall accrue starting on the day following the occurrence of the Insurance Undertaking Default and ending on the day on which the Insurance Undertaking Default has been remedied or waived. The Insurance Undertaking Margin shall be payable in arrears on each Interest Payment Date.

9.	INTEREST PERIODS

9.1	Length of Interest Periods
Each Interest Period for a Loan shall start on its Utilisation Date or (if already made) on the last day of its preceding Interest Period and shall be for a duration of three Months (or, in respect of the Loans utilised on or after the Amendment Date, the first Interest Period shall start on the date of the relevant Utilisation and end on the next following Interest Payment Date).

9.2	Non-Business Days
If an Interest Period would otherwise end on a day which is not a Business Day, that Interest Period will instead end on the next Business Day in that calendar month (if there is one) or the preceding Business Day (if there is not).

10.	CHANGES TO THE CALCULATION OF INTEREST

10.1	Unavailability of Screen Rate

(a)
Interpolated Screen Rate: If no Screen Rate is available for any of LIBOR EURIBOR or STIBOR for the Interest Period of a Loan, the applicable LIBOR EURIBOR or STIBOR (as applicable) shall be the relevant Interpolated Screen Rate for a period equal in length to the Interest Period of that Loan.

(b)	Historic Screen Rate: If no Screen Rate is available for LIBOR, EURIBOR or STIBOR for:

(i)	sterling, euro or kronor; or

(ii)	the Interest Period of a Loan and it is not possible to calculate the Interpolated Screen Rate, the Interest Period of that Loan shall be the Historic Screen Rate for that Loan.

(c)
Interpolated Historic Screen Rate: If clause 10.1(b) applies but no Historic Screen Rate is available for the Interest Period of a Loan, the applicable LIBOR, EURIBOR or STIBOR shall be the Interpolated Historic Screen Rate for a period equal in length to the Interest Period of that Loan.

(d)
Reference Bank Rate: If clause 10.1(c) applies but it is not possible to calculate the Interpolated Historic Screen Rate, the Interest Period of that Loan shall be the Reference Bank Rate as of the Specified Time for sterling, euro or kronor and for a period equal in length to the Interest Period of that Loan.

(e)
Cost of funds: If clause 10.1(d) applies but no Reference Bank Rate is available for sterling, euro or kronor or the relevant Interest Period there shall be no LIBOR, EURIBOR or STIBOR (as applicable) for that Loan and clause 10.4 (Cost of funds) shall apply to that Loan for that Interest Period.

10.2	Calculation of Reference Bank Rate

(a)	Subject to clause 10.2(b), if LIBOR, EURIBOR or STIBOR is to be determined on the basis of a Reference Bank Rate but a Reference Bank does not supply a quotation by the Specified Time, the Reference Bank Rate shall be calculated on the basis of the quotations of the remaining Reference Banks.

(b)	If at or about noon on the Quotation Day none or only one of the Reference Banks supplies a quotation, there shall be no Reference Bank Rate for the relevant Interest Period.

10.3	Market disruption
If before close of business in London on the Quotation Day for the relevant Interest Period the Agent receives notifications from a Lender or Lenders that the cost to it of funding its Loan from the wholesale market for sterling, euro or kronor would be in excess of LIBOR, EURIBOR or STIBOR (as applicable) then clause 10.4 (Cost of funds) shall apply to that Loan for the relevant Interest Period.

10.4	Cost of funds

(a)	If this clause 10.4 applies, the rate of interest on each Lender's share of the relevant Loan for the relevant Interest Period shall be the percentage rate per annum which is the sum of:

(i)	the Margin; and

(ii)
the rate notified to the Agent by that Lender as soon as practicable and in any event within 2 Business Days of the first day of that Interest Period (or, if earlier, on the date falling 5 Business Days before the date on which interest is due to be paid in respect of that Interest Period) before interest is due to be paid in respect of that Interest Period to be that which expresses as a percentage rate per annum the cost to the relevant Lender of funding that Loan from whatever source it may reasonably select;

(b)
If this clause 10.4 applies and the Agent or the Company so requires, the Agent and the Company shall enter into negotiations (for a period of not more than thirty days) with a view to agreeing a substitute basis for determining the rate of interest.

(c)	Any alternative basis agreed pursuant to clause 10.4(b) shall, with the prior consent of all the Lenders and the Company, be binding on all Parties.

10.5	Break Costs

(a)
Each Borrower shall, within 3 Business Days of demand by a Finance Party, pay to that Finance Party its Break Costs attributable to all or any part of a Loan or Unpaid Sum being paid by that Borrower on a day other than the last day of an Interest Period for that Loan or Unpaid Sum.

(b)	Each Lender shall, as soon as reasonably practicable after a demand by the Agent, provide a certificate confirming the amount of its Break Costs.

11.	FEES

11.1	Arrangement fee
The Company shall pay to the Arranger an arrangement fee in the amount and at the times agreed in a Fee Letter.

11.2	Agency fee
The Company shall pay to the Agent (for its own account) an agency fee in the amount and at the times agreed in a Fee Letter.

11.3	Prepayment and cancellation fee

(a)
Subject to clause 11.3(c), the Company must pay to the Agent for each Lender a prepayment and cancellation fee on the date of prepayment of all or any part of a Loan and on the date of cancellation of any part of the Total Commitments.

(b)	The amount of the prepayment and cancellation fee is:

(i)	if the prepayment or cancellation occurs on or before the first anniversary of the date of this Agreement 2.00 per cent of the amount prepaid or cancelled;

(ii)
if the prepayment or cancellation occurs after the first anniversary of this Agreement but on or before the second anniversary of the date of this Agreement, 1.50 per cent of the amount prepaid or cancelled;

(iii)
if the prepayment or cancellation occurs after the second anniversary of this Agreement but on or before the third anniversary of the date of this Agreement, 1.00 per cent of the amount prepaid or cancelled;

(iv)
if the prepayment or cancellation occurs after the third anniversary of this Agreement but on or before the fourth anniversary of the date of this Agreement, 0.50 per cent of the amount prepaid or cancelled; and

(v)thereafter, nil.

(c)	No prepayment or cancellation fee shall be payable under this clause 11.3 in respect of:

(i)	any prepayment or cancellation of an amount of up to 20 per cent of the Total Commitments; or

(ii)
if the prepayment or cancellation is made under clause 7.1 (Illegality), clause 7.7 (Right of repayment and cancellation in relation to a single Lender), clause 13.1 (Increased costs), 17.5 (Cash Sweep Account), 21.4 (Covenant repair) or the cancellation is made under clause 7.8(g); or

(iii)	if the prepayment is made by operation of clauses 17.11(d) and 17.11(f) (French Intra-Group Loan Proceeds Account).
SECTION 6
ADDITIONAL PAYMENT OBLIGATIONS

12.	TAX GROSS UP AND INDEMNITIES

12.1	Definitions

(a)	In this Agreement:
"Belgian Qualifying Lender" means a Lender which is:

(i)	lending through a Facility Office in Belgium; or

(ii)	a Belgian Treaty Lender; or

(iii)
a credit institution within the meaning of article 107, §2, 5, a), second dash of the RD ITC, that is acting through its head office and is resident for tax purposes in a country with which Belgium has entered into a double taxation agreement that is in force (irrespective of whether or not the double taxation agreement makes provision for exemption from tax imposed by Belgium) or in a country which is a member state of the European Economic Area; or

(iv)
a credit institution within the meaning of article 107, §2, 5, a), second dash of the RD ITC, that is acting through a permanent establishment which (i) itself qualifies as a credit institution within the meaning of the aforementioned article 107, §2, 5, a) second dash and (ii) is located in a country with which Belgium has entered into a double taxation agreement that is in force (irrespective of whether or not the double taxation agreement makes provision for exemption from tax imposed by Belgium) or in a country which is a member state of the European Economic Area.

"Belgian Treaty Lender" means a Lender which:

(i)	is treated as a resident of a Belgian Treaty State for the purposes of the Belgian Treaty;

(ii)	does not carry on a business in Belgium through a permanent establishment with which that Lender’s participation in the Loan is effectively connected; and

(iii)
fulfils any other conditions which must be fulfilled by it under the Belgian Treaty in order to obtain exemption from Tax imposed by Belgium on interest payments due to that Lender under a Finance Document except that for this purpose it is assumed that any necessary procedural formalities are fulfilled.

"Belgian Treaty State" means a jurisdiction having a double taxation agreement (the “Belgian Treaty”) with Belgium which makes provision for full exemption for Tax imposed by Belgium on interest payments.
"Borrower DTTP Filing" means an HM Revenue & Customs' Form DTTP2 duly completed and filed by the relevant Borrower, which:

(i)
where it relates to a UK Treaty Lender that is an Original Lender, contains the scheme reference number and jurisdiction of tax residence stated in Clause 41 (Tax Numbers) of this Agreement, and is filed with HM Revenue and Customs within 30 days of the date of this Agreement; or

(ii)
where it relates to a UK Treaty Lender that is a New Lender, contains the scheme reference number and jurisdiction of tax residence stated in respect of that Lender in the relevant Transfer Certificate or Assignment Agreement, and is filed with HM Revenue & Customs within 30 days of that Transfer Date.

"Dutch Qualifying Lender" means a Lender which is:

(i)	lending through a Facility Office in the Netherlands; or

(ii)	a Dutch Treaty Lender; or

(iii)	a Lender which is otherwise exempt from any Dutch Tax imposed on interest payments due to that Lender under a Finance Document.
"Dutch Treaty Lender" means a Lender which:

(i)	is treated as a resident of a Dutch Treaty State for the purposes of the Dutch Treaty;

(ii)	does not carry on a business in the Netherlands through a permanent establishment with which that Lender’s participation in the Loan is effectively connected; and

(iii)
fulfils any other conditions which must be fulfilled under the Dutch Treaty in order to obtain exemption from Tax imposed on interest payments due to that Lender under a Finance Document except that for this purpose it is assumed that any necessary procedural formalities are fulfilled.

"Dutch Treaty State" means a jurisdiction having a double taxation agreement (the “Dutch Treaty”) with the Netherlands which makes provision for full exemption for Tax imposed by the Netherlands on interest payments.
"French Qualifying Lender" means a Lender which:

(i)	fulfils the conditions imposed by the domestic law of France in order for a payment of interest not to be subject to (or as the case may be, to be exempt from) any Tax Deduction; or

(ii)	is a French Treaty Lender; or

(iii)	a Lender which is otherwise exempt from any French Tax imposed on interest payments due to that Lender under a Finance Document.
"French Treaty Lender" means a Lender which:

(i)	is treated as a resident of a French Treaty State for the purposes of the French Treaty;

(ii)	does not carry on business in France through a permanent establishment with which that Lender's participation in the Loan is effectively connected;

(iii)	is acting from a Facility Office situated in its jurisdiction of incorporation; and

(iv)
fulfils any other conditions which must be fulfilled under the French Treaty by residents of the French Treaty State for such residents to obtain exemption for Tax imposed on interest by France, subject to the completion of any necessary procedural formalities.

"French Treaty State" means a jurisdiction having a double taxation agreement with France (the “French Treaty”), which makes provision for full exemption for Tax imposed by France on interest payments.
"German Qualifying Lender" means a Lender which is:

(i)	lending through a Facility Office in Germany; or

(ii)	a German Treaty Lender.
"German Treaty Lender" means a Lender which:

(i)	is treated as a resident of a German Treaty State for the purposes of the German Treaty;

(ii)	does not carry on a business in Germany through a permanent establishment with which that Lender’s participation in the Loan is effectively connected; and

(iii)
fulfils any other conditions which must be fulfilled by it under the German Treaty in order to obtain exemption from Tax imposed by Germany on interest payments due to that Lender under a Finance Document except that for this purpose it is assumed that any necessary procedural formalities are fulfilled.

"German Treaty State" means a jurisdiction having a double taxation agreement (the “German Treaty”) with Germany which makes provision for full exemption for Tax imposed by Germany on interest payments.
"Protected Party" means a Finance Party which is or will be subject to any liability, or required to make any payment, for or on account of Tax in relation to a sum received or receivable (or any sum deemed for the purposes of Tax to be received or receivable) under a Finance Document.
"Qualifying Lender" means:

(i)	in relation to any United Kingdom sourced payment made under a Finance Document by an Obligor, a UK Qualifying Lender;

(ii)	in relation to any French sourced payment made under a Finance Document by an Obligor, a French Qualifying Lender;

(iii)	in relation to any German sourced payment made under a Finance Document by an Obligor, a German Qualifying Lender;

(iv)	in relation to any Belgian sourced payment made under a Finance Document by an Obligor, a Belgian Qualifying Lender;

(v)	in relation to any Dutch sourced payment made under a Finance Document by an Obligor, a Dutch Qualifying Lender; or

(vi)	in relation to any Swedish sourced payment made under a Finance Document by an Obligor, a Swedish Qualifying Lender.
"Swedish Qualifying Lender" means a Lender which is:

(i)	lending through a Facility Office in Sweden; or

(ii)	a Swedish Treaty Lender; or

(iii)	a Lender which is otherwise exempt from any Swedish Tax imposed on interest payments due to that Lender under a Finance Document.
"Swedish Treaty Lender" means a Lender which:

(i)	is treated as a resident of a Swedish Treaty State for the purposes of the Swedish Treaty;

(ii)	does not carry on a business in Sweden through a permanent establishment with which that Lender’s participation in the Loan is effectively connected; and

(iii)
fulfils any other conditions which must be fulfilled by it under the Swedish Treaty in order to obtain exemption from Tax imposed by Sweden on interest payments due to that Lender under a Finance Document except that for this purpose it is assumed that any necessary procedural formalities are fulfilled.

"Swedish Treaty State" means a jurisdiction having a double taxation agreement (the “Swedish Treaty”) with Sweden which makes provision for full exemption for tax imposed by Sweden on interest payments.
"Tax Credit" means a credit against, relief or remission for, or repayment of any Tax.
"Tax Confirmation" means a confirmation by a Lender that the person beneficially entitled to interest payable to that Lender in respect of an advance under a Finance Document is either:

(i)	a company resident in the United Kingdom for United Kingdom tax purposes;

(ii)	a partnership each member of which is:

(A)	a company so resident in the United Kingdom; or

(B)
a company not so resident in the United Kingdom which carries on a trade in the United Kingdom through a permanent establishment and which brings into account in computing its chargeable profits (within the meaning of section 19 of the CTA) the whole of any share of interest payable in respect of that advance that falls to it by reason of Part 17 of the CTA; or

(iii)
a company not so resident in the United Kingdom which carries on a trade in the United Kingdom through a permanent establishment and which brings into account interest payable in respect of that advance in computing the chargeable profits (within the meaning of section 19 of the CTA) of that company.

"Tax Deduction" means a deduction or withholding for or on account of Tax from a payment under a Finance Document, other than a FATCA Deduction.
"Tax Payment" means either the increase in a payment made by an Obligor to a Finance Party under clause 12.2 (Tax gross-up) or a payment under clause 12.3 (Tax indemnity).

"Treaty Lender" means (i) a UK Treaty Lender, (ii) a French Treaty Lender, (iii) a German Treaty Lender, (iv) a Belgian Treaty Lender, (v) a Dutch Treaty Lender, or (vi) a Swedish Treaty Lender.
"UK Non-Bank Lender" means where a Lender becomes a Party after the day on which this Agreement is entered into, a Lender which gives a Tax Confirmation in the Assignment Agreement or Transfer Certificate which it executes on becoming a Party.
"UK Qualifying Lender" means:

(i)	a Lender:

(A)
which is a bank (as defined for the purpose of section 879 of the ITA) making an advance under a Finance Document and is within the charge to United Kingdom corporation tax as respects any payments of interest made in respect of that advance or would be within such charge as respects such payments apart from section 18A of the CTA; or

(B)
in respect of an advance made under a Finance Document by a person that was a bank (as defined for the purpose of section 879 of the ITA) at the time that that advance was made and within the charge to United Kingdom corporation tax as respects any payments of interest made in respect of that advance; or

(ii)	a Lender which is:

(A)	a company resident in the United Kingdom for United Kingdom tax purposes;

(B)	a partnership each member of which is:

(1)	a company so resident in the United Kingdom; or

(2)
a company not so resident in the United Kingdom which carries on a trade in the United Kingdom through a permanent establishment and which brings into account in computing its chargeable profits (within the meaning of section 19 of the CTA) the whole of any share of interest payable in respect of that advance that falls to it by reason of Part 17 of the CTA;

(C)
a company not so resident in the United Kingdom which carries on a trade in the United Kingdom through a permanent establishment and which brings into account interest payable in respect of that advance in computing the chargeable profits (within the meaning of section 19 of the CTA) of that company; or

(iii)	a UK Treaty Lender; or

(iv)	a Lender which is a building society (as defined for the purpose of section 880 of the ITA) making an advance under a Finance Document.
"UK Treaty Lender" means a Lender which:

(i)	is treated as a resident of a UK Treaty State for the purposes of the UK Treaty;

(ii)	does not carry on a business in the United Kingdom through a permanent establishment with which that Lender’s participation in the Loan is effectively connected; and

(iii)
fulfils any other conditions which must be fulfilled by it under the UK Treaty for residents of that UK Treaty State to obtain full exemption from Tax imposed by the United Kingdom on interest payments under a Finance Document except that for this purpose it is assumed that any necessary procedural formalities are fulfilled.

"UK Treaty State" means a jurisdiction having a double taxation agreement (the “UK Treaty”) with the United Kingdom which makes provision for full exemption from tax imposed by the United Kingdom on interest.

(b)
Unless a contrary indication appears, in this clause 12 a reference to "determines" or "determined" means a determination made in the absolute discretion of the person making the determination acting in good faith.

(c)	This clause 12 shall not apply with respect to payments under any Hedge Document.

12.2	Tax gross-up

(a)	Each Obligor shall make all payments to be made by it without any Tax Deduction, unless a Tax Deduction is required by law.

(b)
The Company shall promptly upon becoming aware that an Obligor must make a Tax Deduction (or that there is any change in the rate or the basis of a Tax Deduction) notify the Agent accordingly. Similarly, a Lender shall promptly notify the Agent on becoming so aware in respect of a payment payable to that Lender. If the Agent receives such notification from a Lender it shall notify the Company and that Obligor.

(c)
If a Tax Deduction is required by law to be made by an Obligor, the amount of the payment due from that Obligor shall be increased to an amount which (after making any Tax Deduction) leaves an amount equal to the payment which would have been due if no Tax Deduction had been required.

(d)	A payment shall not be increased under clause 12.2(c) by reason of a Tax Deduction on account of Tax, if on the date on which the payment falls due:

(i)
the payment could have been made to the relevant Lender without a Tax Deduction if the Lender had been a Qualifying Lender, but on that date that Lender is not or has ceased to be a Qualifying Lender other than as a result of any change after the date it became a Lender under this Agreement in (or in the interpretation, administration, or application of) any law or Treaty or any published practice or published concession of any relevant taxing authority; or

(ii)	the relevant Lender is a Qualifying Lender and the payment could have been made to the Lender without any Tax Deduction had that Lender complied with its obligations under clause 12.2; or

(iii)	the Tax Deduction is based on section 50a, paragraph 7 German Income Tax Act or any law amending or replacing section 50a, paragraph 7 German Income Tax Act.

(e)
If an Obligor is required to make a Tax Deduction, that Obligor shall make that Tax Deduction and any payment required in connection with that Tax Deduction within the time allowed and in the minimum amount required by law.

(f)
Within thirty days of making either a Tax Deduction or any payment required in connection with that Tax Deduction, the Obligor making that Tax Deduction shall deliver to the Agent for the Finance Party entitled to the payment evidence reasonably satisfactory to that Finance Party that the Tax Deduction has been made or (as applicable) any appropriate payment paid to the relevant taxing authority.

(g)

(i)
Subject to clause 12.2(i), a Treaty Lender and each Obligor which makes a payment to which that Treaty Lender is entitled shall co-operate in completing any procedural formalities necessary for that Obligor to obtain authorisation to make that payment without a Tax Deduction.

(ii)

(A)
A UK Treaty Lender which becomes a Party on the day on which this Agreement is entered into that holds a passport under the HMRC DT Treaty Passport scheme, and which wishes that scheme to apply to this Agreement, shall confirm its scheme reference number and its jurisdiction of tax residence in Clause 41 (Tax Numbers) of this Agreement; and

(B)
a New Lender that is a UK Treaty Lender that holds a passport under the HMRC DT Treaty Passport scheme, and which wishes that scheme to apply to this Agreement, shall confirm its scheme reference number and its jurisdiction of tax residence in the Transfer Certificate or Assignment Agreement which it executes, and, having done so, that UK Treaty Lender shall be under no obligation pursuant to clause 12.2(g)(i)

(h)	If a Lender has confirmed its scheme reference number and its jurisdiction of tax residence in accordance with clause 12.2(g)(ii) and:

(i)	a Borrower making a payment to that Lender has not made a Borrower DTTP Filing in respect of that Lender; or

(ii)	a Borrower making a payment to that Lender has made a Borrower DTTP Filing in respect of that Lender but:

(A)	that Borrower DTTP Filing has been rejected by HM Revenue & Customs; or

(B)	HM Revenue & Customs has not given the Borrower authority to make payments to that Lender without a Tax Deduction within 60 days of the date of the Borrower DTTP Filing, and in each case, the Borrower has notified that Lender in writing, that Lender and the Borrower shall co-operate in completing any additional procedural formalities necessary for that Borrower to obtain authorisation to make that payment without a Tax Deduction.

(i)
If a Lender has not confirmed its scheme reference number and jurisdiction of tax residence in 12.2(g)(ii)no Obligor shall make a Borrower DTTP Filing or file any other form relating to the HMRC DT Treaty Passport scheme in respect of that Lender's Commitment or its participation in any Loan unless the Lender otherwise agrees.

(j)	A Borrower shall, promptly on making a Borrower DTTP Filing, deliver a copy of that Borrower DTTP Filing to the Agent for delivery to the relevant Lender.

(k)	A UK Non-Bank Lender shall promptly notify the Company and the Agent if there is any change in the position from that set out in the Tax Confirmation.

12.3	Tax indemnity

(a)
The Company shall (within three Business Days of demand by the Agent) pay to a Protected Party an amount equal to the loss, liability or cost which that Protected Party determines will be or has been (directly or indirectly) suffered for or on account of Tax by that Protected Party in respect of a Finance Document.

(b)	Clause 12.3(a) shall not apply:

(i)	with respect to any Tax assessed on a Finance Party:

(A)	incorporated or, if different, the jurisdiction (or jurisdictions) in which that Finance Party is treated as resident for tax purposes; or

(B)	under the law of the jurisdiction in which that Finance Party's Facility Office is located in respect of amounts received or receivable in that jurisdiction; or

(C)
under the laws of the Netherlands to the extent such Tax becomes payable as a result of such Protected Party having a substantial interest (aanmerkelijk belang) in an Obligor as laid down in the Netherlands Income Tax Act 2001 (Wet inkomstenbelasting 2001) other than on or after enforcement of the share pledges conferred by the Security Documents; or

(D)	under the laws of Germany due to any security over German real estate having been granted;
if that Tax is imposed on or calculated by reference to the net income received or receivable (but not any sum deemed to be received or receivable) by that Finance Party; or

(ii)	to the extent a loss, liability or cost:

(A)	is compensated for by an increased payment under clause 12.2 (Tax gross-up);

(B)	would have been compensated for by an increased payment under clause 12.2 (Tax gross-up) but was not so compensated solely because one of the exclusions in clause 12.2(d) applied; or

(C)	relates to a FATCA Deduction required to be made by a Party; or

(D)	is suffered or incurred with respect to any Bank Levy (or any payment attributable to, or liability arising as a consequence of, a Bank Levy).

(c)
A Protected Party making, or intending to make, a claim under clause 12.3(a) shall promptly notify the Agent of the event which will give, or has given, rise to the claim, following which the Agent shall notify the Company.

(d)	A Protected Party shall, on receiving a payment from an Obligor under this clause 12.3, notify the Agent.

12.4	Tax Credit
If an Obligor makes a Tax Payment and the relevant Finance Party determines that:

(a)	a Tax Credit is attributable to an increased payment of which that Tax Payment forms part, to that Tax Payment or to a Tax Deduction in consequence of which that Tax Payment was required; and

(b)	that Finance Party has obtained and utilised that Tax Credit or part of that Tax Credit, the Finance Party shall pay an amount to the Obligor which that Finance Party determines will leave it (after that payment) in the same after-Tax position as it would have been in had the Tax Payment not been required to be made by the Obligor.

12.5	Lender Status Confirmation
Each Lender which becomes a Party to this Agreement after the date of this Agreement shall indicate, in the Transfer Certificate or Assignment Agreement which it executes on becoming a

Party, and for the benefit of the Agent and without liability to any Obligor, which of the following categories it falls in:
In respect of any United Kingdom sourced payment made under a Finance Document:

(a)	not a UK Qualifying Lender;

(b)	a UK Qualifying Lender (other than a Treaty Lender); or

(c)	a UK Treaty Lender.
In respect of any French sourced payment made under a Finance Document:

(d)	not a French Qualifying Lender;

(e)	a French Qualifying Lender (other than a Treaty Lender); or

(f)	a French Treaty Lender.
In respect of any German sourced payment made under a Finance Document:

(g)	not a German Qualifying Lender;

(h)	a German Qualifying Lender (other than a Treaty Lender); or

(i)	a German Treaty Lender.
In respect of any Belgian sourced payment made under a Finance Document:

(j)	not a Belgian Qualifying Lender;

(k)	a Belgian Qualifying Lender (other than a Treaty Lender); or

(l)	a Belgian Treaty Lender.
In respect of any Dutch sourced payment made under a Finance Document:

(m)	not a Dutch Qualifying Lender;

(n)	a Dutch Qualifying Lender (other than a Treaty Lender); or

(o)	a Dutch Treaty Lender.
In respect of any Swedish sourced payment made under a Finance Document:

(p)	not a Swedish Qualifying Lender;

(q)	a Swedish Qualifying Lender (other than a Treaty Lender); or

(r)	a Swedish Treaty Lender.
If a New Lender fails to indicate its status in accordance with this clause 12.5 then such New Lender shall be treated for the purposes of this Agreement (including by each Obligor) as if it is not a Qualifying Lender until such time as it notifies the Agent which category applies (and the Agent, upon receipt of such notification, shall inform the Company). For the avoidance of doubt, a Transfer Certificate or Assignment Agreement shall not be invalidated by any failure of a Lender to comply with this clause 12.5.

12.6	Stamp taxes

(a)
The Company shall pay and, within three Business Days of demand, indemnify each Secured Party against any cost, loss or liability that Secured Party incurs in relation to all stamp duty, registration and other similar Taxes payable in respect of any Finance Document;

(b)
Clause 12.6(a) shall not apply to any cost, loss or liability any Finance Party incurs in relation to stamp duty, registration and other similar Taxes payable in respect of an assignment, transfer or other alienation of any kind by that Finance Party of any of its rights and/or obligations under any Finance Document..

12.7	VAT

(a)
All amounts expressed to be payable under a Finance Document by any Party to a Finance Party which (in whole or in part) constitute the consideration for any supply for VAT purposes are deemed to be exclusive of any VAT which is chargeable on that supply, and accordingly, subject to clause 12.7(b), if VAT is or becomes chargeable on any supply made by any Finance Party to any Party under a Finance Document and such Finance Party is required to account to the relevant tax authority for the VAT, that Party must pay to such Finance Party (in addition to and at the same time as paying any other consideration for such supply) an amount equal to the amount of that VAT (and such Finance Party must promptly provide an appropriate VAT invoice to that Party).

(b)
If VAT is or becomes chargeable on any supply made by any Finance Party (the "Supplier") to any other Finance Party (the "Recipient") under a Finance Document, and any Party other than the Recipient (the "Relevant Party") is required by the terms of any Finance Document to pay an amount equal to the consideration for that supply to the Supplier (rather than being required to reimburse or indemnify the Recipient in respect of that consideration):

(i)
(where the Supplier is the person required to account to the relevant tax authority for the VAT) the Relevant Party must also pay to the Supplier (at the same time as paying that amount) an additional amount equal to the amount of the VAT. The Recipient must (where this clause 12.7(b)(i) applies) promptly pay to the Relevant Party an amount equal to any credit or repayment the Recipient receives from the relevant tax authority which the Recipient reasonably determines relates to the VAT payable on that supply; and

(ii)
(where the Recipient is the person required to account to the relevant tax authority for the VAT) the Relevant Party must promptly, following demand from the Recipient, pay to the Recipient an amount equal to the VAT chargeable on that supply but only to the extent that the Recipient reasonably determines that it is not entitled to credit or repayment from the relevant tax authority in respect of that VAT.

(c)
Where a Finance Document requires any Party to reimburse or indemnify a Finance Party for any cost or expense, that Party shall reimburse or indemnify (as the case may be) such Finance Party for the full amount of such cost or expense, including such part thereof as represents VAT, save to the extent that such Finance Party reasonably determines that it is entitled to credit or repayment in respect of such VAT from the relevant tax authority.

(d)
Any reference in this Clause 12.7 to any Party shall, at any time when such Party is treated as a member of a group for VAT purposes, include (where appropriate and unless the context otherwise requires) a reference to the person who is treated as making the supply, or (as appropriate) receiving the supply under the grouping rules (as provided for) in Article 11 of Council Directive 2006/112/EC (or as implemented by the relevant member state of the European Union) or any other similar provision in any jurisdiction which is not a member state of the European Union) so that a reference to a Party shall be construed as a reference to that Party or the relevant group or unity (or fiscal unity) of which that Party is a member for VAT purposes at the relevant time or the relevant representative member (or head) of that group or unity (or fiscal unity) at the relevant time (as the case may be).

(e)
In relation to any supply made by a Finance Party to any Party under a Finance Document, if reasonably requested by such Finance Party, that Party must promptly provide such Finance Party with details of that Party's VAT registration and such other information as is reasonably requested in connection with such Finance Party's VAT reporting requirements in relation to such supply.

12.8	FATCA Information

(a)	Subject to clause 12.8(c), each Party shall, within ten Business Days of a reasonable request by another Party:

(i)	confirm to that other Party whether it is:

(A)	a FATCA Exempt Party; or

(B)	not a FATCA Exempt Party;

(ii)
supply to that other Party such forms, documentation and other information relating to its status under FATCA as that other Party reasonably requests for the purposes of that other Party's compliance with FATCA; and

(iii)
supply to that other Party such forms, documentation and other information relating to its status as that other Party reasonably requests for the purposes of that other Party's compliance with any other law, regulation, or exchange of information regime.

(b)
If a Party confirms to another Party pursuant to clause 12.8(a)(i) that it is a FATCA Exempt Party and it subsequently becomes aware that it is not or has ceased to be a FATCA Exempt Party, that Party shall notify that other Party reasonably promptly.

(c)
Clause 12.8(a) shall not oblige any Finance Party to do anything, and clause 12.8(a)(iii) shall not oblige any other Party to do anything, which would or might in its reasonable opinion constitute a breach of:

(i)	any law or regulation;

(ii)	any fiduciary duty; or

(iii)	any duty of confidentiality.

(d)
If a Party fails to confirm whether or not it is a FATCA Exempt Party or to supply forms, documentation or other information requested in accordance with clause 12.8(a)(i) or 12.8(a)(ii) (including, for the avoidance of doubt, where clause 12.8(c) applies), then such Party shall be treated for the purposes of the Finance Documents (and payments under them) as if it is not a FATCA Exempt Party until such time as the Party in question provides the requested confirmation, forms, documentation or other information.

(e)
If a Borrower is a US Tax Obligor or the Agent reasonably believes that its obligations under FATCA or any other applicable law or regulation require it, each Lender shall, within ten Business Days of:

(i)	where an Original Borrower is a US Tax Obligor and the relevant Lender is an Original Lender, the date of this Agreement;

(ii)	where a Borrower is a US Tax Obligor on a Transfer Date and the relevant Lender is a New Lender, the relevant Transfer Date;

(ii)	the date a new US Tax Obligor accedes as a Borrower; or

(iv)	where a Borrower is not a US Tax Obligor, the date of a request from the Agent, supply to the Agent:

(A)	a withholding certificate on Form W-8, Form W-9 or any other relevant form; or

(B)	any withholding statement or other document, authorisation or waiver as the Agent may require to certify or establish the status of such Lender under FATCA or that other law or regulation.

(f)	The Agent shall provide any withholding certificate, withholding statement, document, authorisation or waiver it receives from a Lender pursuant to clause 12.8(e) to the relevant Borrower.

(g)
If any withholding certificate, withholding statement, document, authorisation or waiver provided to the Agent by a Lender pursuant to clause 12.8(e) is or becomes materially inaccurate or incomplete, that Lender shall promptly update it and provide such updated withholding certificate, withholding statement, document, authorisation or waiver to the Agent unless it is unlawful for the Lender to do so (in which case the Lender shall promptly notify the Agent). The Agent shall provide any such updated withholding certificate, withholding statement, document, authorisation or waiver to the relevant Borrower.

(h)
The Agent may rely on any withholding certificate, withholding statement, document, authorisation or waiver it receives from a Lender pursuant to clause 12.8(e) or 12.8(g) without further verification. The Agent shall not be liable for any action taken by it under or in connection with clauses 12.8(e), 12.8(f) or 12.8(g).

12.9	FATCA Deduction

(a)
Each Party may make any FATCA Deduction it is required to make by FATCA, and any payment required in connection with that FATCA Deduction, and no Party shall be required to increase any payment in respect of which it makes such a FATCA Deduction or otherwise compensate the recipient of the payment for that FATCA Deduction.

(b)
Each Party shall promptly, upon becoming aware that it must make a FATCA Deduction (or that there is any change in the rate or the basis of such FATCA Deduction), notify the Party to whom it is making the payment and, in addition, shall notify the Company and the Agent and the Agent shall notify the other Finance Parties.

13.	INCREASED COSTS

13.1	Increased costs

(a)
Subject to clause 13.3 (Exceptions) the Company shall, within 3 Business Days of a demand by the Agent, pay for the account of a Finance Party the amount of any Increased Costs incurred by that Finance Party or any of its Affiliates as a result of (i) the introduction of or any change in (or in the interpretation, administration or application of) any law or regulation or (ii) compliance with any law or regulation made after the date of this Agreement or (iii) the implementation or application of, or compliance with, Basel III or Solvency II or any other law or regulation which implements Basel III or Solvency II (whether such implementation, application or compliance is by a government, regulator, Finance Party or any of its Affiliates).

(b)	In this Agreement "Increased Costs" means:

(i)	a reduction in the rate of return from the Facility or on a Finance Party's (or its Affiliate's) overall capital;

(ii)	an additional or increased cost; or

(iii)	a reduction of any amount due and payable under any Finance Document, which is incurred or suffered by a Finance Party or any of its Affiliates to the extent that it is attributable to that Finance Party having entered into its Commitment or funding or performing its obligations under any Finance Document.

(c)	In this Agreement "Basel III" means:

(i)
the agreements on capital requirements, a leverage ratio and liquidity standards contained in "Basel III: A global regulatory framework for more resilient banks and banking systems", "Basel III: International framework for liquidity risk measurement, standards and monitoring" and "Guidance for national authorities operating the countercyclical capital buffer" published by the Basel Committee on Banking Supervision in December 2010, each as amended, supplemented or restated;

(ii)
the rules for global systemically important banks contained in "Global systemically important banks: assessment methodology and the additional loss absorbency requirement - Rules text" published by the Basel Committee on Banking Supervision in November 2011, as amended, supplemented or restated; and

(iii)	any further guidance or standards published by the Basel Committee on Banking Supervision relating to "Basel III"."

(d)	In this Agreement "Solvency II" means the Directive 2009/138/EC of the European Parliament and the Council of 25 November 2009 on the taking-up and pursuit of the business of Insurance and Reinsurance and its implementation or application of or compliance with in the relevant jurisdiction.

13.2	Increased cost claims

(a)
A Finance Party intending to make a claim pursuant to clause 13.1 (Increased costs) shall notify the Agent of the event giving rise to the claim, following which the Agent shall promptly notify the Company.

(b)	Each Finance Party shall, as soon as practicable after a demand by the Agent, provide a certificate confirming the amount of its Increased Costs.

13.3	Exceptions

(a)	Clause 13.1 (Increased costs) does not apply to the extent any Increased Cost is:

(i)	attributable to a Tax Deduction required by law to be made by an Obligor;

(ii)	attributable to a FATCA Deduction required to be made by a Party;

(iii)
compensated for by clause 12.3 (Tax indemnity) (or would have been compensated for under clause 12.3 (Tax indemnity) but was not so compensated solely because any of the exclusions in clause 12.3(b) applied);

(iv)	attributable to the wilful breach by the relevant Finance Party or its Affiliates of any law or regulation;

(v)
attributable to the implementation or application of or compliance with the "International Convergence of Capital Measurement and Capital Standards, a Revised Framework" published by the Basel Committee on Banking Supervision in June 2004 in the form existing on the date of this Agreement ("Basel II") or any other law or regulation which implements Basel II (whether such implementation, application or compliance is by a government, regulator or Finance Party). For the avoidance of doubt, the definition of Basel II shall not be construed to include any Increased Cost attributable to the implementation or application of or compliance with Basel III (as defined in clause 13.1 (Increased costs)); or

(vi)
attributable to the implementation or application of or compliance with all Directives of the European Parliament and of the Council relating to any insurance business applicable prior to the implementation or application of Solvency II ("Solvency I").

(b)	In this clause 13.3, a reference to a "Tax Deduction" has the same meaning given to the term in clause 12.1 (Definitions).

14.	OTHER INDEMNITIES

14.1	Currency indemnity

(a)
If any sum due from an Obligor under the Finance Documents (a "Sum"), or any order, judgment or award given or made in relation to a Sum, has to be converted from the currency (the "First Currency") in which that Sum is payable into another currency (the "Second Currency") for the purpose of:

(i)	making or filing a claim or proof against that Obligor; or

(ii)	obtaining or enforcing an order, judgment or award in relation to any litigation or arbitration proceedings, that Obligor shall as an independent obligation, within 3 Business Days of demand, indemnify each Secured Party to whom that Sum is due against any cost, loss or liability arising out of or as a result of the conversion including any discrepancy between (A) the rate of exchange used to convert that Sum from the First Currency into the Second Currency and (B) the rate or rates of exchange available to that person at the time of its receipt of that Sum.

(b)	Each Obligor waives any right it may have in any jurisdiction to pay any amount under the Finance Documents in a currency or currency unit other than that in which it is expressed to be payable.

14.2	Other indemnities
The Company shall (or shall procure that an Obligor will), within 3 Business Days of demand, indemnify each Secured Party against any cost, loss or liability incurred by that Secured Party as a result of:

(a)	the occurrence of any Event of Default;

(b)
a failure by an Obligor to pay any amount due under a Finance Document on its due date, including without limitation, any cost, loss or liability arising as a result of clause 30 (Sharing among the Finance Parties);

(c)
funding, or making arrangements to fund, a Loan requested by a Borrower in a Utilisation Request but not made by reason of the operation of any one or more of the provisions of this Agreement (other than by reason of default or negligence by that Secured Party alone); or

(d)	a Loan (or part of a Loan) not being prepaid in accordance with a notice of prepayment given by a Borrower or the Company.

14.3	Indemnity to the Agent
Each Obligor (subject to the limitations referred to in clause 18.9 (Guarantee Limitations)) jointly and severally shall promptly indemnify the Agent against:

(a)	any cost, loss or liability incurred by the Agent (acting reasonably) as a result of:

(i)	investigating any event which it reasonably believes is a Default; or

(ii)	acting or relying on any notice, request or instruction which it reasonably believes to be genuine, correct and appropriately authorised; or

(iii)	instructing lawyers, accountants, tax advisers, surveyors or other professional advisers or experts as permitted under this Agreement; and

(b)
any cost, loss or liability incurred by the Agent (otherwise than by reason of the Agent's gross negligence or wilful misconduct) (or, in the case of any cost, loss or liability pursuant to clause 31.11 (Disruption to payment systems etc.) notwithstanding the

Agent's negligence, gross negligence or any other category of liability whatsoever but not including any claim based on the fraud of the Agent) in acting as Agent under the Finance Documents.

14.4	Indemnity to the Security Agent and to the English Security Agent

(a)
Each Obligor (subject to the limitations referred to in clause 18.9 (Guarantee Limitations)) jointly and severally shall promptly indemnify the Security Agent and every Receiver and Delegate against any cost, loss or liability incurred by any of them as a result of:

(i)	any failure by the Company to comply with its obligations under clause 16 (Costs and expenses);

(ii)	acting or relying on any notice, request or instruction which it reasonably believes to be genuine, correct and appropriately authorised;

(iii)	the taking, holding, protection or enforcement of the Transaction Security;

(iv)
the exercise of any of the rights, powers, discretions, authorities and remedies vested in the Security Agent and the English Security Agent and each Receiver and Delegate by the Finance Documents or by law;

(v)	any default by any Transaction Obligor in the performance of any of the obligations expressed to be assumed by it in the Finance Documents;

(vi)	instructing lawyers, accountants, tax advisers, surveyors or other professional advisers or experts as permitted under this Agreement; or

(vii)
acting as Security Agent, English Security Agent, Receiver or Delegate under the Finance Documents or which otherwise relates to any of the Security Property (otherwise, in each case, than by reason of the relevant Security Agent's, Receiver's or Delegate's gross negligence or wilful misconduct).

(b)
The Security Agent, English Security Agent and every Receiver and Delegate may, in priority to any payment to the Secured Parties, indemnify itself out of the Security Assets in respect of, and pay and retain, all sums necessary to give effect to the indemnity in this clause 14.4 and shall have a lien on the Transaction Security and the proceeds of the enforcement of the Transaction Security for all moneys payable to it.

15.	MITIGATION BY THE LENDERS

15.1	Mitigation

(a)
Each Finance Party shall, in consultation with the Company, take all reasonable steps to mitigate any circumstances which arise and which would result in the Facility ceasing to be available or any amount becoming payable under or pursuant to, or cancelled pursuant to, any of clause 7.1 (Illegality), clause 12 (Tax gross up and indemnities) or clause 13.1 (Increased Costs), including (but not limited to) transferring its rights and obligations under the Finance Documents to another Affiliate or Facility Office.

(b)	Clause 15.1(a) does not in any way limit the obligations of any Obligor under the Finance Documents.

15.2	Limitation of liability

(a)	The Company shall promptly indemnify each Finance Party for all costs and expenses reasonably incurred by that Finance Party as a result of steps taken by it under clause 15.1 (Mitigation).

(b)	A Finance Party is not obliged to take any steps under clause 15.1 (Mitigation) if, in the opinion of that Finance Party (acting reasonably), to do so might be prejudicial to it.

16.	COSTS AND EXPENSES

16.1	Transaction expenses

(a)
Subject to 16.1(b) below, the Company shall promptly on demand pay each of the Agent, the Arranger, the Security Agent and the English Security Agent the amount of all costs and expenses (including legal fees) reasonably incurred (and advised in advance to the Company in writing by the Agent) by any of them (and, in the case of the Security Agent, by any Receiver or Delegate) in connection with the negotiation, preparation, printing, execution, syndication and perfection of:

(i)	this Agreement and any other documents referred to in this Agreement or in a Security Document; and

(ii)	any other Finance Documents executed after the date of this Agreement.

(b)
Clause (a) above shall not apply to costs and expenses associated with any Security Documents which may be required in connection with the transfer of any Loan to a German Insurance Lender in accordance with clause 25 (Changes to the Lenders); and

(c)	Clause (a)(i) above shall not apply to any costs and expenses incurred by the English Security Agent.

16.2	Amendment costs
If:

(a)	an Obligor requests an amendment, waiver or consent; or

(b)	an amendment is required pursuant to clause 31.10 (Change of currency), the Company shall, within 3 Business Days of demand, reimburse each of the Agent, the Security Agent and the English Security Agent for the amount of all costs and expenses (including legal fees) reasonably incurred by the Agent, the Security Agent or the English Security Agent (and, in the case of the Security Agent and English Security Agent, by any Receiver or Delegate) in responding to, evaluating, negotiating or complying with that request or requirement.

16.3	Valuations

(a)	The Agent may request a Valuation at any time.

(b)	The Company shall promptly on demand pay to the Agent the costs of:

(i)	the Initial Valuation;

(ii)	a Valuation obtained by the Agent every two years (or annually where such Valuation is carried out on a desktop basis);

(iii)	a Valuation obtained by the Agent in connection with the compulsory purchase of all or part of any Property; and

(iv)	a Valuation obtained by the Agent at any time when a Default is continuing or is likely to occur as a result of obtaining that Valuation.

(c)	Any Valuation not referred to in clause 16.3(b) will be at the cost of the Lenders.

(d)	Any Valuation for the purposes of the Italian Facility Agreement shall also be a Valuation for the purposes of this Agreement if it is capable of being relied on by the Finance Parties.

16.4	Enforcement and preservation costs
The Company shall, within 3 Business Days of demand, pay to each Secured Party the amount of all costs and expenses (including legal fees) incurred by that Secured Party in connection with the enforcement of, or the preservation of any rights under, any Finance Document or the Transaction Security and with any proceedings instituted by or against that Secured Party as a consequence of it entering into a Finance Document, taking or holding the Transaction Security, or enforcing those rights.
SECTION 7
BANK ACCOUNTS

17.	BANK ACCOUNTS

17.1	Designation of Accounts

(a)
The Obligors (other than the Belgian Targetco prior to completion of the Belgian Reorganisation and Swedish Targetco prior to the opening of its Accounts in accordance with this Agreement) must maintain the bank accounts set out in schedule 15 (Accounts).

(b)	No Obligor may, without the prior consent of the Agent, maintain any other bank account with the exception of:

(i)	Belgian Targetco which may retain an account with each of Commerzbank and Belfius Bank which account shall be closed by 20 July 2015 in accordance with this Agreement; and

(ii)	Swedish Targetco, which may retain an account with SEB Bank Schweden.

17.2	Account bank

(a)	Subject to clauses 17.2(b) and 17.2(c), each Account must be held at the relevant Account Bank as set out in schedule 15 (Accounts).

(b)	An Account must be replaced with a bank account at the same or another bank at any time if the Agent so requests.

(c)
The replacement of an Account only becomes effective when the relevant bank agrees with the Agent and the relevant Obligors, in a manner satisfactory to the Agent, to fulfil the role of the bank holding that Account.

17.3	Collection Account

(a)	Except as provided in clause 17.3(f), the Cash Manager shall have signing rights in relation to the Collection Account of the relevant Property Owner.

(b)
Each Property Owner (other than Belgian Targetco prior to completion of the Belgian Reorganisation and Swedish Targetco prior to the opening of its Collection Account) will procure that the relevant Managing Agent and the Asset Manager ensure that all Rental Income is paid into the relevant Property Owner's Collection Account.

(c)
Prior to the opening of the Collection Account of the Swedish Borrower, the Swedish Borrower will ensure that (or will procure that the relevant Managing Agent and the Asset Manager ensure that) all Rental Income attributable to its Charged Property is paid into its existing account and, following its opening, to its Collection Account.

(d)
Prior to completion of the Belgian Reorganisation, the Belgian Targetco will ensure that (or will procure that the relevant Managing Agent and the Asset Manager ensure that) all Rental Income attributable to its Charged Property is paid into its existing accounts (where received within 20 Business Days of the Utilisation Date) and thereafter to the Collection Account in the name of the Belgian Borrower (which amounts shall be deemed to be made by way of intercompany loan between Belgian Targetco and Belgian Borrower).

(e)	Except as provided in clause 17.3(f) and subject to:

(i)	any restriction in any Subordination Agreement; and

(ii)	the requirement that amounts paid into a Collection Account for a particular purpose must be used for that purpose, a Property Owner shall ensure that the relevant Managing Agent, the Asset Manager and the Cash Manager (as appropriate) pays:

(A)	Tenant Contributions to that Property Owner's Service Charge Account;

(B)	any amounts attributable to VAT to that Property Owner's General Account;

(C)	all rent deposits to that Property Owner's Rent Deposit Account; and

(D)	all remaining amounts not transferred under (A) to (C) above to that Property Owner's Rent Account.

(f)	At any time following the occurrence of an Event of Default which is continuing, the Security Agent may:

(i)	operate each Collection Account;

(ii)	notify each Property Owner that its rights and the rights of the Cash Manager in respect of the operation or otherwise of that Property Owner's Collection

Account are suspended, such notice to take effect in accordance with its terms; and

(iii)	withdraw from, and apply amounts standing to the credit of, any Collection Account in or towards any purpose for which moneys in that Account may be applied.

17.4	Rent Account

(a)
Except as provided in clause 17.4(e) and subject in any event to the provisions of any Security Document, each Property Owner (acting by the Cash Manager) has signing rights in relation to its Rent Account.

(b)

(i)	Each Property Owner must ensure that all amounts referenced in clause 17.3(e)(ii)(D) are paid into its Rent Account.

(ii)
Each Obligor must ensure that any other amount received or receivable by it, other than any amount specifically required under this Agreement to be paid into any other Account, is paid into the relevant Rent Account.

(c)
Subject to any restriction in any Subordination Agreement and in any relevant Security Document, a Property Owner shall ensure that funds standing to the credit of its Rent Account are applied in or towards payments owing by that Property Owner:

(i)	pro rata of any unpaid amounts owing by that Property Owner to the Agent, the Arranger or the Security Agent under the Finance Documents;

(ii)	to the Agent for the Lenders of any principal, accrued interest and fees due but unpaid by that Property Owner under this Agreement, and except as provided below and in clauses 17.4(d) and 17.4(e) may otherwise withdraw any amount from its Rent Account for any purpose.

(d)
Where, on any Test Date, a Cash Sweep Event has occurred and is continuing, the relevant Property Owner(s) must transfer (to the fullest extent legally permissible in its jurisdiction) all Surplus Cash and procure payment of any Cash Sweep Shortfall Amount (if applicable) to the Cash Sweep Account, which transfers shall constitute a payment in or towards satisfaction of Subordinated Debt.

(e)	At any time following the occurrence of an Event of Default which is continuing, the Security Agent may:

(i)	operate each Rent Account;

(ii)	notify the Property Owners that their rights (and those of the Cash Manager) to operate the Rent Accounts are suspended, such notice to take effect in accordance with its terms; and

(iii)	withdraw from, and apply amounts standing to the credit of, any Rent Account in or towards any purpose for which moneys in any Account may be applied.

17.5	Cash Sweep Account

(a)	The Security Agent has sole signing rights in relation to the Cash Sweep Account.

(b)
Each Property Owner and the PPD Lender (in accordance with clause 17.11(d)) shall transfer (or in the case of a Cash Sweep Shortfall Amount, shall procure the transfer of (to the fullest extent legally permissible in its jurisdiction)) all amounts required pursuant to clause 17.4(d) into the Cash Sweep Account, which transfers shall constitute a payment in or towards satisfaction of Subordinated Debt.

(c)
Such amount as is required to prepay the relevant Allocated Loan Amount by an amount of no less than an amount equal to no less than 3% (calculated on an annual basis) of the relevant Allocated Loan Amount shall be applied by the Security Agent in immediate prepayment of the relevant Loan.

(d)
Thereafter, the Security Agent may release any payments made into the Cash Sweep Account pursuant to clause 17.4(d) which are not used for the purpose described in clause 17.5(c) to the General Account of the Company at the written request of the Company if the Security Agent is satisfied that on two consecutive Test Dates:

(i)	no Cash Sweep Event is continuing; and

(ii)	no Default has occurred and is continuing,
or, in either case, would occur as a result of such transfer.

(e)
If a Cash Sweep Event is continuing on two consecutive Test Dates or where a Default has occurred and is continuing or the Repeating Representations are not correct in all material respects, all amounts standing to the credit of the Cash Sweep Account may be applied in prepayment of the relevant Loans at the Agent's discretion.

17.6	Deposit Account

(a)	The Security Agent has sole signing rights in relation to the Deposit Account.

(b)	Each Obligor must ensure that:

(i)	all Insurance Prepayment Proceeds paid to it are promptly upon receipt paid into the Deposit Account;

(ii)	all Compensation Prepayment Proceeds paid to it are promptly upon receipt paid into the Deposit Account;

(iii)	all Recovery Prepayment Proceeds paid to it are promptly upon receipt paid into the Deposit Account; and

(iv)	all amounts required pursuant to clause 21.4 (Covenant repair) paid to it are paid into the Deposit Account.

(c)
Except as provided in clause 31.6 (Partial payments) and 17.6(e) below, on each Interest Payment Date, or earlier at the request of the relevant Property Owner if it gives the Agent not less than 5 Business Days' notice, the Security Agent must withdraw from, and apply amounts standing to the credit of, the Deposit Account in accordance with clause 17.6(b)(i) to 17.6(b)(iii) in accordance with clause 7.3(Mandatory Prepayment).

(d)
Except as provided in clause 31.6 (Partial payments) and 17.6(e) below, the Security Agent may at its discretion withdraw from, and apply amounts standing to the credit of, the Deposit Account in accordance with clause 17.6(b)(iv) in prepayment of the relevant Loans promptly following receipt.

(e)	The Security Agent is obliged to make a withdrawal from the Deposit Account in accordance with clauses 17.6(c) and 17.6(d) only if:

(i)	no Default is continuing; and

(ii)	the Repeating Representations are correct and will be correct immediately after the withdrawal.

17.7	Rent Deposit Account

(a)	Except as provided in clause 17.7(d) each Property Owner (acting by the Cash Manager) has signing rights in relation to its Rent Deposit Account.

(b)	Each Property Owner must ensure that all deposits paid to its Collection Account in connection with any Lease Document are transferred into its Rent Deposit Account.

(c)	Except as provided in clause 17.7(d) and subject to:

(i)	any restriction in any Subordination Agreement; and

(ii)	the requirement that amounts paid into a Rent Deposit Account for a particular purpose must be used for that purpose, a Property Owner may withdraw any amount from its Rent Deposit Account to be utilised in accordance with the terms of the relevant Lease Document.

(d)	At any time following the occurrence of an Event of Default which is continuing, the Security Agent may:

(i)	operate each Rent Deposit Account;

(ii)	notify each Property Owner that its rights (and those of the Cash Manager) to operate its Rent Deposit Account are suspended, such notice to take effect in accordance with its terms; and

(iii)	withdraw from, and apply amounts standing to the credit of, any Rent Deposit Account in or towards any purpose for which moneys in any Account may be applied.

(e)
Notwithstanding Clauses 17.1(a) (Designation of Accounts) and 17.2(a) (Account Bank), each Property Owner shall not be required to open a Rent Deposit Account unless a Property Owner is obliged or entitled to hold a deposit in connection with any Lease Documents.

17.8	Service Charge Account

(a)	Except as provided in clause 17.8(d) the relevant Managing Agent and the Cash Manager shall have signing rights in relation to a Property Owner's Service Charge Account.

(b)
Each Property Owner will procure that the relevant Managing Agent, the Asset Manager and the Cash Manager ensure that all Tenant Contributions are transferred from the Collection Account to the relevant Service Charge Account.

(c)	Except as provided in clause 17.8(d) and subject to:

(i)	any restriction in any Subordination Agreement; and

(ii)	the requirement that amounts paid into a Service Charge Account for a particular purpose must be used for that purpose, a Property Owner shall ensure that the relevant Managing Agent, the Asset Manager and the Cash Manager utilise all Tenant Contributions and any amounts attributable to VAT in accordance with the terms of the relevant Managing Agent's appointment, the Asset Management Agreement, the Cash Management and each corresponding Duty of Care Agreement.

(d)	At any time following the occurrence of an Event of Default which is continuing, the Security Agent may:

(i)	operate each Service Charge Account;

(ii)
notify each Property Owner that its rights and the rights of the relevant Managing Agent, the Asset Manager and the Cash Manager in respect of the operation or otherwise of that Property Owner's Service Charge Account are suspended, such notice to take effect in accordance with its terms; and

(iii)	withdraw from, and apply amounts standing to the credit of, any Service Charge Account in accordance with the terms of the relevant Lease Documents.

17.9	General Account

(a)	Except as provided in clause 17.9(d) each Obligor (acting by the Cash Manager) has signing rights in relation to its General Account.

(b)
Each Obligor (other than the PPD Lender) must ensure that any other amount received or receivable by it, and any amounts attributable to VAT (other than any amount specifically required under this Agreement to be paid into any other Account), is paid into its General Account.

(c)	Except as provided in clause 17.9(d) and subject to:

(i)	any restriction in any Subordination Agreement; and

(ii)	the requirement that amounts paid into a General Account for a particular purpose must be used for that purpose, an Obligor may withdraw any amount from its General Account for any purpose.

(d)	At any time following the occurrence of a Default, the Security Agent may:

(i)	operate the General Account of the Company;

(ii)	notify the Company that its rights (and those of the Cash Manager) to operate its General Account are suspended, such notice to take effect in accordance with its terms; and

(iii)	withdraw from, and apply amounts standing to the credit of, any General Account in or towards any purpose for which moneys in any Account may be applied.

(e)	(Without prejudice to clause 17.9(d)), at any time following the occurrence of an Event of Default which is continuing, the Security Agent may:

(i)	operate each General Account;

(ii)	notify each Obligor that its rights (and those of the Cash Manager) to operate its General Account are suspended, such notice to take effect in accordance with its terms; and

(iii)	withdraw from, and apply amounts standing to the credit of, any General Account in or towards any purpose for which moneys in any Account may be applied.

17.10	PPD Lender - treatment of payments

(a)
By virtue of operation of the Dailly law assignment entered into pursuant to the Amended French Property Owner Loans Agreement, the PPD Lender acknowledges that all amounts due and payable to it shall be paid by the French Property Owners direct to an account of the Security Agent and the Security Agent agrees that, on each Interest Payment Date, it shall apply such amounts as follows:

(i)	first, in payment of any unpaid amounts owing by the PPD Lender to the Lenders under the Finance Documents;

(ii)	secondly, in payment of any unpaid amounts owing by the PPD Lender to the Agent, the Arranger or the Security Agent under the Finance Documents;

(iii)	thirdly, (subject to clause 17.11(d) below), any amount in excess of (i) and (ii) above, to the General Account of the PPD Lender.

(b)	The Security Agent is obliged to make a transfer to the General Account of the PPD Lender in accordance with clauses 17.10(a) only if:

(i)	no Event of Default is continuing; and

(ii)	the Repeating Representations are correct and will be correct immediately after the withdrawal.

17.11	French Intra-Group Loan Proceeds Account

(a)	The Security Agent has signing rights in relation to the French Intra-Group Loan Proceeds Account.

(b)	The PPD Lender must ensure that all French Intra-Group Loan Proceeds are credited to the French Intra-Group Loan Proceeds Account.

(c)	All French Intra-Group Loan Proceeds credited to the French Intra-Group Loan Proceeds Account are granted as a cash collateral charge (gage-especes) in favour of the PPD Lender.

(d)
Where, on any Test Date, a Cash Sweep Event has occurred and is continuing, the PPD Lender must transfer (to the fullest extent legally permissible in its jurisdiction) all amounts credited to the the French Intra-Group Loan Proceeds Account by the French Property Owners (resulting from a Cash Sweep Event under and as defined in the Amended French Property Owner Loans Agreement) and procure payment of any Cash Sweep Shortfall Amount (if applicable) to the Cash Sweep Account. Any amount so transferred will, when applied by the Security Agent to the repayment of the relevant Loans pursuant to clause 17.5 (Cash Sweep Account), automatically repay and discharge the relevant French Intra-Group Loan in a corresponding amount.

(e)
Where French Intra-Group Loan Proceeds (under limbs (a) to (c) of that definition) have been credited to the French Intra-Group Loans Proceeds Account, then, except as provided for in the partial repayment clause of the Amended French Property Owner Loans Agreement and of this Agreement and in clause 17.11(g) below, on each Interest Payment Date, or earlier at the request of the PPD Lender (acting on the instructions of the relevant French Property Owner ) if it gives the Security Agent not less than 5 Business Days' notice the Security Agent must withdraw from, and apply amounts standing to the credit of, the French Intra-Group Loans Proceeds Account in or towards repayment of the Loan made to the PPD Lender, which repayment shall reduce the French Intra-Group Loan of the relevant French Property Owner in a corresponding amount.

(f)
Except as provided for in the partial repayment clause of the Amended French Property Owner Loans Agreement and of this Agreement and in clause 17.11 (e) below, the Security Agent may at its discretion withdraw from, and apply amounts credited pursuant to the covenant repair clause of the Amended French Property Owner Loans Agreement and standing to the credit of the French Intra-Group Loans Proceeds Account in prepayment of the Loan, which prepayment shall reduce the French Intra-Group Loan of the relevant French Property Owner in a corresponding amount.

(g)	The Security Agent is obliged to make the payments in accordance with clauses 17.11(d) to 17.11(f) only if:

(i)	no Default is continuing; and

(ii)	the Repeating Representations are correct and will be correct immediately after the withdrawal.

17.12	Prime OPCI Shareholding Account

(a)	Except as provided in clause 17.12(d), the PPD Lender (acting by the Cash Manager) has signing rights in relation to the Prime OPCI Shareholding Account.

(b)	The PPD Lender must ensure that all dividends and other distributions paid by Prime OPCI are paid to the Prime OPCI Shareholding Account.

(c)	Except as provided in clause 17.12(d) and subject to:

(i)	any restriction in any Subordination Agreement; and

(ii)	the requirement that amounts paid into the Prime OPCI Shareholding Account for a particular purpose must be used for that purpose, the PPD Lender may withdraw any amount from the Prime OPCI Shareholding Account in accordance with all French law and regulations applicable to it.

(d)	At any time when an Event of Default has occurred and is continuing, the Security Agent may:

(i)	operate the Prime OPCI Shareholding Account;

(ii)	notify the PPD Lender that its rights (and those of the Cash Manager) to operate the Prime OPCI Shareholding Account are suspended, such notice to take effect in accordance with its terms; and

(iii)	withdraw from, and apply amounts standing to the credit of the Prime OPCI Shareholding Account in or towards any purpose for which moneys in any Account may be applied.

17.13	Share Accounts

(a)	Except as provided in clause 17.13(c), each relevant Obligor has signing rights in relation to its Share Account.

(b)	Except as provided in clause 17.13(c) and subject to:

(i)	any restriction in any Subordination Agreement; and

(ii)	the requirement that amounts paid into a Share Account for a particular purpose must be used for that purpose, an Obligor may withdraw any amount from its Share Account for any purpose.

(c)	At any time following the occurrence of an Event of Default which is continuing, the Security Agent may:

(i)	notify the Obligors that their rights to operate their Share Accounts are suspended, such notice to take effect in accordance with its terms; and

(ii)	withdraw from, and apply amounts standing to the credit of any Share Account in or towards any purpose for which moneys in any Account may be applied.

17.14	Capex Account

(a)	Except as provided in clause 17.14(d) the Company (acting by the Cash Manager) has signing rights in relation to the Capex Account.

(b)
The Company must ensure that any other amount received or receivable by it in connection with capital expenditure, other than any amount specifically required under this Agreement to be paid into any other Account, is paid into the Capex Account.

(c)	Except as provided in clause 17.14(d) and subject to:

(i)	any restriction in any Subordination Agreement; and

(ii)	the requirement that amounts paid into the Capex Account for a particular purpose must be used for that purpose (including for the purpose of capital expenditure set out in any relevant Budget), the Company may withdraw any amount from the Capex Account for any purpose.

(d)	At any time following the occurrence of an Event of Default which is continuing, the Security Agent may:

(i)	operate the Capex Account;

(ii)	notify the Company that its rights (and those of the Cash Manager) to operate the Capex Account are suspended, such notice to take effect in accordance with its terms; and

(iii)	withdraw from, and apply amounts standing to the credit of, the Capex Account in or towards any purpose for which moneys in any Account may be applied.

17.15	Miscellaneous Accounts provisions

(a)	The Obligors must ensure that no Account goes into overdraft.

(b)
Any amount received or recovered by an Obligor otherwise than by credit to an Account must be held subject to the security created by the Finance Documents and immediately be paid to the relevant Account or to the Agent in the same funds as received or recovered.

(c)
If any payment is made into an Account in relation to which the Security Agent has sole signing rights which should have been paid into another Account, then, unless a Default is continuing, the Security Agent must, at the request of the relevant Obligor and on receipt of evidence satisfactory to the Security Agent that the payment should have been made to that other Account, pay that amount to that other Account.

(d)
Where a Default has occurred, the Company may request that the Security Agent transfer from any of the Company's Accounts to an Account of another Obligor such amount or amounts as are required to enable the relevant Obligor to remedy such Default and the Security Agent shall agree to any such request provided that, at the time of any such transfer, no Cash Sweep Event has occurred and is continuing and no Default would occur as a result.

(e)	The moneys standing to the credit of an Account may be applied by the Security Agent in payment of any amount due but unpaid to a Finance Party under the Finance Documents.

(f)	No Finance Party is responsible or liable to any Obligor for:

(i)	any non-payment of any liability of an Obligor which could be paid out of moneys standing to the credit of an Account; or

(ii)	any withdrawal wrongly made, if made in good faith.

(g)	Each Obligor must, within 5 Business Days of any request by the Agent, supply the Agent with the following information in relation to any payment received in an Account:

(i)	the date of payment or receipt;

(ii)	the payer; and

(iii)	the purpose of the payment or receipt.
SECTION 8
GUARANTEE

18.	GUARANTEE AND INDEMNITY

18.1	Guarantee and indemnity
Subject always to the terms of clause 18.9 (Guarantee Limitations), each Obligor irrevocably and unconditionally jointly and severally:

(a)	guarantees to each Finance Party punctual performance by each Obligor of all that Obligor's obligations under the Finance Documents; and

(b)
agrees with each Finance Party that if any obligation guaranteed by it is or becomes unenforceable, invalid or illegal, it will, as an independent and primary obligation, indemnify that Finance Party immediately on demand against any cost, loss or liability it incurs as a result of an Obligor not paying any amount which would, but for such unenforceability, invalidity or illegality, have been payable by it under any Finance Document on the date when it would have been due. The amount payable by an Obligor under this indemnity will not exceed the amount it would have had to pay under this clause 18 if the amount claimed had been recoverable on the basis of a guarantee.

18.2	Continuing guarantee
This guarantee is a continuing guarantee and will extend to the ultimate balance of sums payable by any Obligor under the Finance Documents, regardless of any intermediate payment or discharge in whole or in part.

18.3	Reinstatement
If any discharge, release or arrangement (whether in respect of the obligations of any Obligor or any security for those obligations or otherwise) is made by a Finance Party in whole or in part on the basis of any payment, security or other disposition which is avoided or must be restored in insolvency, liquidation, administration or otherwise, without limitation, then the liability of each Obligor under this clause 18 will continue or be reinstated as if the discharge, release or arrangement had not occurred.

18.4	Waiver of defences
The obligations of each Obligor under this clause 18 will not be affected by an act, omission, matter or thing which, but for this clause, would reduce, release or prejudice any of its obligations under this clause 18 (without limitation and whether or not known to it or any Finance Party) including:

(a)	any time, waiver or consent granted to, or composition with, any Obligor or other person;

(b)	the release of any other Obligor or any other person under the terms of any composition or arrangement with any creditor of any member of the Group;

(c)
the taking, variation, compromise, exchange, renewal or release of, or refusal or neglect to perfect, take up or enforce, any rights against, or security over assets of, any Obligor or other person or any non-presentation or non-observance of any formality or other requirement in respect of any instrument or any failure to realise the full value of any security;

(d)	any incapacity or lack of power, authority or legal personality of or dissolution or change in the members or status of an Obligor or any other person;

(e)
any amendment, novation, supplement, extension, restatement (however fundamental and whether or not more onerous) or replacement of any Finance Document or any other document or security including without limitation any change in the purpose of, any extension of or any increase in any facility or the addition of any new facility under any Finance Document or other document or security;

(f)	any unenforceability, illegality or invalidity of any obligation of any person under any Finance Document or any other document or security; or

(g)	any insolvency or similar proceedings.

18.5	Guarantor intent
Without prejudice to the generality of clause 18.4 (Waiver of defences), each Obligor expressly confirms that it intends that this guarantee shall extend from time to time to any (however fundamental) variation, increase, extension or addition of or to any of the Finance Documents and/or any facility or amount made available under any of the Finance Documents for the purposes of or in connection with any of the following: acquisitions of any nature; increasing working capital; enabling distributions to be made; carrying out restructurings; refinancing existing facilities; refinancing any other indebtedness; making facilities available to new borrowers; any other variation or extension of the purposes for which any facility or amount might be made available from time to time; and any fees, costs and/or expenses associated with any of the foregoing.

18.6	Immediate recourse
Each Obligor waives any right it may have of first requiring any Finance Party (or any trustee or agent on its behalf) to proceed against or enforce any other rights or security or claim payment from any person before claiming from that Obligor under this clause 18. This waiver applies irrespective of any law or any provision of a Finance Document to the contrary.

18.7	Appropriations
Until all amounts which may be or become payable by the Obligors under or in connection with the Finance Documents have been irrevocably paid in full, each Finance Party (or any trustee or agent on its behalf) may:

(a)
refrain from applying or enforcing any other moneys, security or rights held or received by that Finance Party (or any trustee or agent on its behalf) in respect of those amounts, or apply and enforce the same in such manner and order as it sees fit (whether against those amounts or otherwise) and no Obligor shall be entitled to the benefit of the same; and

(b)	hold in an interest-bearing suspense account any moneys received from any Obligor or on account of any Obligor's liability under this clause 18.

18.8	Deferral of Obligors' rights
Until all amounts which may be or become payable by the Obligors under or in connection with the Finance Documents have been irrevocably paid in full and unless the Agent otherwise directs, no Obligor will exercise any rights which it may have by reason of performance by it of its obligations under the Finance Documents or by reason of any amount being payable, or liability arising, under this clause 18:

(a)	to be indemnified by an Obligor;

(b)	to claim any contribution from any other guarantor of any Obligor's obligations under the Finance Documents;

(c)
to take the benefit (in whole or in part and whether by way of subrogation or otherwise) of any rights of the Finance Parties under the Finance Documents or of any other guarantee or security taken pursuant to, or in connection with, the Finance Documents by any Finance Party;

(d)
to bring legal or other proceedings for an order requiring any Obligor to make any payment, or perform any obligation, in respect of which any Obligor has given a guarantee, undertaking or indemnity under clause 18.1 (Guarantee and indemnity);

(e)	to exercise any right of set-off against any Obligor; and/or

(f)	to claim or prove as a creditor of any Obligor in competition with any Finance Party.
If an Obligor receives any benefit, payment or distribution in relation to such rights it shall hold that benefit, payment or distribution to the extent necessary to enable all amounts which may be or become payable to the Finance Parties by the Obligors under or in connection with the Finance Documents to be repaid in full on trust for the Finance Parties and shall promptly pay or transfer the same to the Agent or as the Agent may direct for application in accordance with clause 31 (Payment mechanics).

18.9	Guarantee Limitations
Notwithstanding any other provision of any Finance Document, the obligations of the relevant Guarantors are strictly subject to the limitations set out in schedule 10 (Guarantee Limitations).

18.10	Release of Obligor's right of contribution
If any Obligor (a "Retiring Obligor") ceases to be an Obligor in accordance with the terms of the Finance Documents for the purpose of any sale or other disposal of that Retiring Obligor then on the date such Retiring Obligor ceases to be an Obligor:

(a)
that Retiring Obligor is released by each other Obligor from any liability (whether past, present or future and whether actual or contingent) to make a contribution to any other Obligor arising by reason of the performance by any other Obligor of its obligations under the Finance Documents; and

(b)
each other Obligor waives any rights it may have by reason of the performance of its obligations under the Finance Documents to take the benefit (in whole or in part and whether by way of subrogation or otherwise) of any rights of the Finance Parties under any Finance Document or of any other security taken pursuant to, or in connection with, any Finance Document where such rights or security are granted by or in relation to the assets of the Retiring Obligor.

18.11	French Obligors
Not being Obligors, the guarantee and indemnity contained in this clause 18 (Guarantee and indemnity) is not given or deemed to be given by any French Obligor.

18.12	Additional security
This guarantee is in addition to and is not in any way prejudiced by any other guarantee or security now or subsequently held by any Finance Party.
SECTION 9
REPRESENTATIONS, UNDERTAKINGS AND EVENTS OF DEFAULT

19.	REPRESENTATIONS
Each Obligor makes the representations and warranties set out in this clause 19 to each Finance Party on the date of this Agreement and on the Amendment Date or, if it is not an Original Borrower or an Original Guarantor, on the date it becomes an Additional Obligor.

19.1	Status

(a)	It is a limited liability corporation, duly incorporated and validly existing under the law of its Original Jurisdiction.

(b)	It has the power to own its assets and carry on its business as it is being conducted.

19.2	Binding obligations
The obligations expressed to be assumed by it in each Transaction Document to which it is a party are, subject to the Legal Reservations, legal, valid, binding and enforceable obligations.

19.3	Non-conflict with other obligations
The entry into and performance by it of, and the transactions contemplated by, the Transaction Documents and the granting of the Transaction Security to which it is party do not and will not conflict with:

(a)	any law or regulation applicable to it;

(b)	its constitutional documents; or

(c)	any material agreement or instrument binding upon it or any of its assets or constitute a default or termination event (however described) under any such agreement or instrument.

19.4	Power and authority

(a)	It has the power to enter into, perform and deliver, and has taken all necessary action to authorise its entry into, performance and delivery of, the Transaction Documents to which it is or will be a party and the transactions contemplated by those Transaction Documents.

(b)	No limit on its powers will be exceeded as a result of the borrowing, grant of security or giving of guarantees or indemnities contemplated by the Transaction Documents to which it is a party.

19.5	Validity and admissibility in evidence

(a)	All Authorisations required:

(i)	to enable it lawfully to enter into, exercise its rights and comply with its obligations in the Transaction Documents to which it is a party; and

(ii)	to make the Transaction Documents to which it is a party admissible in evidence in its Relevant Jurisdictions, have been obtained or effected and are in full force and effect.

(b)
All Authorisations necessary for the conduct of the business, trade and ordinary activities of the Obligors have been obtained or effected and are in full force and effect if failure to obtain or effect those Authorisations would have a Material Adverse Effect.

19.6	Governing law and enforcement

(a)	The choice of the governing law of the Finance Documents will be recognised and enforced in its Relevant Jurisdictions.

(b)	Any judgment obtained in relation to a Finance Document in the jurisdiction of the governing law of that Finance Document will be recognised and enforced in its Relevant Jurisdictions.

19.7	Deduction of Tax

(a)	It is not required to make any Tax Deduction (as defined in clause 12.1 (Definitions)) from any payment it may make under any Finance Document to a Lender which is a Qualifying Lender.

(b)
No Rental Income payable to any Obligor is subject to a requirement to make a deduction or withholding for or on account of Tax from that Rental Income, except that this representation shall not apply to: (i) Rental Income payable in respect of a UK Property which is subject to the UK's 'Non-Resident Landlords Scheme' under the Taxation of Income from Land (Non Residents) Regulations 1995 (but, for the avoidance of doubt, each Obligor's obligation under Condition Subsequent 15 in Schedule 17 (Conditions Subsequent) shall still apply), (ii) Rental Income payable in respect of a French Property which is not paid to a French bank account of the relevant Obligor or (iii) Rental Income payable in respect of a Belgian Property which is not paid to an Obligor in Belgium.

19.8	No filing or stamp taxes

(a)
Under the laws of its Relevant Jurisdiction it is not necessary that the Finance Documents be registered, filed, recorded, notarised or enrolled with any court or other authority in that jurisdiction or that any stamp, registration, notarial or similar Taxes or fees be paid on or in relation to the Finance Documents or the transactions contemplated by the Finance Documents except:

(i)	the documentary duty of €0.15per copy of the Belgian law governed Finance Documents executed in Belgium;

(ii)
where necessary or desirable under the laws of any Relevant Jurisdiction where any of the Transaction Documents or any transaction contemplated by the Transaction Documents is required to be registered, filed, recorded, notarised or enrolled with any court, register or other authority in any Relevant Jurisdiction and any stamp, registration, notarial or similar Taxes or fees are payable on or in relation to the Transaction Documents or the transactions contemplated by the Transaction Documents;

(iii)
in the case of (i) court proceedings in a Luxembourg court or (ii) the presentation of any Finance Documents (either directly or by way of reference) to an autorité constituée, such court or autorité constituée may require registration of all or any of the Finance Documents with the Administration de l'Enregistrement et des Domaines in Luxembourg, which may result in registration duties becoming due and payable, at a fixed rate of EUR 12 or an ad valorem rate which depends on the nature of the registered document, which registrations, filings, taxes and fees will be made and paid promptly after the date of the relevant Security Document or, in the case of (iii) above, when required.

(b)
Any disclosure required to be made in relation to stamp duty land tax payable on any transactions contemplated by or being financed by the Transaction Documents under (i) the UK's Disclosure of Tax Avoidance Schemes (DOTAS) regime pursuant to Part 7 of the UK Finance Act 2004 (as amended), or (ii) under a similar disclosure regime in force in a jurisdiction where any Property or Obligor is situated, has been made.

19.9	VAT
It is not a member of a value added tax group other than a group made up solely of Obligors (and, as applicable, the French Obligors).

19.10	No default

(a)
No Event of Default and, as at the date of this Agreement, the Amendment Date and each Utilisation Date, no Default is continuing or is reasonably likely to result from the making of any Utilisation or the entry into, or the performance of, or any transaction contemplated by, any Transaction Document.

(b)
No other event or circumstance is outstanding which constitutes (or, with the expiry of a grace period, the giving of notice, the making of any determination or any combination of any of the foregoing, would constitute) a default or a termination event (however described) under any other agreement or instrument which is binding on it or to which any of its assets are subject which has or is reasonably likely to have a Material Adverse Effect.

19.11	Information

(a)	To the best of its knowledge and belief (having made all due and careful enquiries), all information supplied by it or on its behalf to any Finance Party in connection with the

Transaction Documents was true and accurate as at the date it was provided or as at any date at which it was stated to be given.

(b)
Any financial projections contained in the information referred to in clause 19.11(a) have been prepared as at their date on the basis of recent historical information and on the basis of reasonable assumptions.

(c)
To the best of its knowledge and belief (having made all due and careful enquiries), it has not omitted to supply any information which, if disclosed, would make the information referred to in clause 19.11(a) untrue or misleading in any respect.

(d)
To the best of its knowledge and belief (having made all due and careful enquiries), as at the relevant Utilisation Date, nothing has occurred since the date of the information referred to in clause 19.11(a) which, if disclosed, would make that information untrue or misleading in any material respect.

19.12	Financial statements

(a)
The Original Financial Statements of each Additional Borrower were prepared in accordance with Relevant GAAP consistently applied unless expressly disclosed to the Agent in writing to the contrary before the date of this Agreement.

(b)
The Original Financial Statements of each Additional Borrower give a true and fair view of its financial condition as at the end of the relevant financial year and results of operations during the relevant financial year(consolidated in the case of the Company) unless expressly disclosed to the Agent in writing to the contrary prior to the date of this Agreement.

(c)	There has been no material adverse change in its business or financial condition (or the business or consolidated financial condition of the Group.

(d)	Its most recent Financial Statements delivered pursuant to clause 20.1 (Financial statements):

(i)	have been prepared in accordance with Relevant GAAP; and

(ii)
give a true and fair view of (if audited) or fairly represent (if unaudited) its financial condition as at the end of the relevant financial year and operations during the relevant financial year (consolidated in the case of the Company) .

(e)
Since the date of the most recent Financial Statements delivered pursuant to clause 20.1 (Financial statements) there has been no material adverse change in its business, assets or financial condition (or the business or consolidated financial condition of the Group, in the case of the Company).

19.13	Pari passu ranking
Its payment obligations under the Finance Documents rank at least pari passu with the claims of all its other unsecured and unsubordinated creditors, except for obligations mandatorily preferred by law applying to companies generally.

19.14	No proceedings pending or threatened
No litigation, arbitration or administrative proceedings or investigations of, or before, any court, arbitral body or agency which, if adversely determined, are reasonably likely to have a Material Adverse Effect have (to the best of its knowledge and belief (having made due and careful enquiry)) been started or threatened against it.

19.15	Valuation

(a)
All information supplied by it or on its behalf to the Valuer for the purposes of each Valuation was true and accurate as at its date or (if appropriate) as at the date (if any) at which it is stated to be given.

(b)
Any financial projections contained in the information referred to in clause 19.15(a) have been prepared as at their date, on the basis of recent historical information and on the basis of reasonable assumptions.

(c)	It has not omitted to supply any information to the Valuer which, if disclosed, would adversely affect the Valuation.

(d)
As at the relevant Utilisation Date, nothing has occurred since the date the information referred to in clause 19.15(a) was supplied which, if it had occurred prior to the Initial Valuation, would have adversely affected the Initial Valuation.

19.16	Title to Property

(a)
Each Property Owner named as owner of each relevant Property in part 4 of schedule 1 (The Original Parties and Properties) will, from the relevant Utilisation Date (and completion of all relevant notarisations and registrations):

(i)	in relation to each relevant Property other than any German Property (subject to registration of the relevant transfer in accordance with the laws of any Relevant Jurisdiction); and

(ii)	in relation to any German Property subject to the respective Luxembourg Borrower being registered in the respective land register (Grundbuch), be the legal and (where applicable) beneficial owner of that Property and have good and marketable title to that Property, in each case free from Security (other than those created by or pursuant to the Security Documents) and restrictions and onerous covenants (other than those set out in the Property Report in relation to that Property).

(b)	From the relevant Utilisation Date except as disclosed in the Property Report relating to a Charged Property:

(i)
no breach of any law, regulation or covenant is outstanding which adversely affects or might reasonably be expected to adversely affect the value, saleability or use of that Charged Property in any material respect;

(ii)	there is no covenant, agreement, stipulation, reservation, condition, interest, right, easement or other matter whatsoever adversely affecting that Charged Property in any material respect;

(iii)
nothing has arisen or has been created or is outstanding which would be an overriding interest, or an unregistered interest which overrides first registration or a registered disposition, over that Charged Property;

(iv)
all facilities necessary for the enjoyment and use of that Charged Property (including those necessary for the carrying on of its business at that Charged Property) are enjoyed by that Charged Property;

(v)	none of the facilities referred to in clause 19.16(b)(iv) are enjoyed on terms:

(A)	entitling any person to terminate or curtail its use of that Charged Property; or

(B)	which conflict with or restrict its use of that Charged Property in any material respect;

(vi)
the relevant Obligor has not received any notice of any adverse claim by any person in respect of the ownership of that Charged Property or any interest in it which might reasonably be expected to be determined in favour of that person, nor has any acknowledgement been given to any such person in respect of that Charged Property where that claim or acknowledgement materially and adversely affects that Charged Property; and

(vii)
that Charged Property is held by the relevant Obligor free from any lease or licence (other than those entered into in accordance with this Agreement and other than those set out in the Property Report in relation to that Property.

(c)
In relation to the Brussels Building Property, Prime BEL Rue de la Loi SPRL - T (formerly Chrysalis Invest NV) has complied with all its obligations resulting from the building right granted to it by the company known as European District Properties Two.

(d)	All deeds and documents necessary to show good and marketable title to a Borrower's interests in a Charged Property will from the relevant Utilisation Date be:

(i)	in possession of the Security Agent (or in respect of the English Properties only, the English Security Agent);

(ii)	held to the order of the Security Agent (or in respect of the English Properties only, the English Security Agent);

(iii)	held to the order of the Agent by a firm of solicitors approved by the Security Agent (or in respect of the English Properties only, the English Security Agent) for that purpose;

(iv)	held by a notary approved by the Agent for that purpose; or

(v)	where none of (i) to (iv) applies, held in such manner as is customary in the applicable jurisdiction and approved by the Agent.

19.17	Information for Property Reports

(a)	The information supplied by it or on its behalf to the lawyers who prepared any Property Report for the purpose of that Property Report was true and accurate as at the date of the Property Report or (if appropriate) as at the date (if any) at which it is stated to be given.

(b)
The information referred to in clause 19.17(a) was at the date it was expressed to be given complete and did not omit any information which, if disclosed would make that information untrue or misleading in any material respect.

(c)
As at the Utilisation Date, nothing has occurred since the date of any information referred to in clause 19.17(a) which, if disclosed, would make that information untrue or misleading in any material respect.

19.18	No other business

(a)	No Obligor (other than Belgian Targetco and the Swedish Targetco) has traded or carried on any business since the date of its incorporation except for:

(i)	in the case of the Company, the ownership of the relevant Obligors; and

(ii)	in the case of each Shareholder which is also an Obligor, the ownership of any direct Subsidiary;

(iii)	in the case of each Borrower (other than the PPD Lender), ownership and management of its interests in the Properties.

(b)	Neither the Belgian Targetco nor the Swedish Targetco has traded or carried on any business since the date of its incorporation except for, ownership and management of its interests in its Property.

(c)	As at the date of this Agreement (or the Amendment Date, as the case may be), it is not party to any material agreement other than the Transaction Documents.

(d)	As at the date of this Agreement:

(i)	the Company does not have any Subsidiaries other than the Guarantors (excluding the Company); and

(ii)	no Borrower (other than the PPD Lender) has any Subsidiaries.

(e)	No Obligor:

(i)	has, or has had, any employees; and

(ii)	has any obligation in respect of any retirement benefit or occupational pension scheme.

19.19	Economic Beneficiary
Each Borrower expressly confirms to the Finance Parties that all funds made available to it under the Facility are drawn for its own account and that the Economic Beneficiary (if any) is set out in the documents delivered by the Borrowers as conditions precedent under this Agreement.

19.20	Centre of main interests and establishments
For the purposes of The Council of the European Union Regulation No. 1346/2000 on Insolvency Proceedings (the "Regulation"), its centre of main interest (as that term is used in Article 3(1) of the Regulation) is situated in its Original Jurisdiction and it has no "establishment" (as that term is used in Article 2(h) of the Regulations) in any other jurisdiction.

19.21	Ranking of Security
Subject to the Legal Reservations, the security conferred by each Security Document constitutes a first priority security interest of the type described, over the assets referred to, in that Security Document and those assets are not subject to any prior or pari passu Security.

19.22	Ownership

(a)	Each Obligor's entire issued share capital is legally and beneficially owned and controlled by the relevant Shareholder.

(b)	The shares in the capital of each Obligor are fully paid and are not subject to any option to purchase or similar rights.

(c)
The constitutional documents of each Obligor do not and could not restrict or inhibit any transfer of the shares of that Obligor on creation or enforcement of the security conferred by the Security Documents.

19.23	Repetition
The Repeating Representations are deemed to be made by each Obligor by reference to the facts and circumstances then existing on the date of each Utilisation Request, on each Utilisation Date and the first day of each Interest Period (except that those contained in clauses 19.12(a) to 19.12(c) will cease to be so made once subsequent financial statements have been delivered under this Agreement).

20.	INFORMATION UNDERTAKINGS
The undertakings in this clause 20 remain in force from the date of this Agreement for so long as any amount is outstanding under the Finance Documents or any Commitment is in force.

20.1	Financial statements
The Company shall supply to the Agent in sufficient copies for all the Lenders:

(a)
as soon as they are available, but in any event within 180 days after the end of each financial year, the Financial Statements of each Obligor and the Parent (in each case prior to any audit requirement becoming effective) and (thereafter) audited for that financial year and accompanied by that review report (it being acknowledged that the first Financial Statements will cover the period from the date of acquisition of the Property to the end of the first financial year); and

(b)	as soon as they are available, but in any event within 90 days after the end of each half of each of its financial years:

(i)	the Parent's unaudited management accounts for that financial half year; and

(ii)	each other Obligor's unaudited management accounts for that financial half year;

(c)	not less than 30 days after the beginning of each calendar year, the Annual Budget for that calendar year.

20.2	Compliance Certificate

(a)
The Company shall supply to the Agent, with each quarterly report delivered pursuant to clause 20.4 (Monitoring of Property), a Compliance Certificate setting out (in reasonable detail) computations as to compliance with clause 21 (Financial covenants) as at the Test Date falling immediately before the date of delivery of that report.

(b)	Each Compliance Certificate shall be signed by two managers of the Company.

20.3	Requirements as to financial statements

(a)
Each set of financial statements delivered by the Company pursuant to clause 20.1 (Financial statements) shall be certified by a director of manager (as the case may be) of the relevant company (authorised to represent the relevant company) as giving a true and fair view (if audited) or fairly representing (if unaudited) its financial condition as at the date as at which those financial statements were drawn up.

(b)	The Company shall procure that each set of financial statements delivered pursuant to clause 20.1 (Financial statements) is prepared using Relevant GAAP.

(c)
The Company shall procure that each set of financial statements of an Obligor delivered pursuant to clause 20.1 (Financial statements) is prepared using Relevant GAAP, accounting practices and financial reference periods consistent with those applied in the preparation of the Original Financial Statements for that Obligor unless, in relation to any set of financial statements, it notifies the Agent that there has been a change in Relevant GAAP, the accounting practices or reference periods and its auditors (or, if appropriate, the auditors of the Obligor) deliver to the Agent:

(i)
a description of any change necessary for those financial statements to reflect the Relevant GAAP, accounting practices and reference periods upon which that Obligor's Original Financial Statements were prepared; and

(ii)
sufficient information, in form and substance as may be reasonably required by the Agent, to enable the Lenders to make an accurate comparison between the financial position indicated in those financial statements and that Obligor's Original Financial Statements.

Any reference in this Agreement to those financial statements shall be construed as a reference to those financial statements as adjusted to reflect the basis upon which the Original Financial Statements were prepared.

20.4	Monitoring of Property

(a)
Within twenty Business Days after each Test Date, the Company must supply to the Agent a report signed by a director or manager (as the case may be) of the relevant company (authorised to represent the relevant company) containing the following information, in form and substance satisfactory to the Agent, in respect of (except in the case of proposed or required capital expenditure or repairs under clauses 20.4(a)(viii) and 20.4(a)(ix)) the quarterly period ending on that Test Date:

(i)	a schedule of the existing occupational tenants of each Property, showing for each tenant the rent, service charge, value added tax and any other amounts payable in that period by that tenant;

(ii)	copies of any management accounts and management cashflows produced by, or for, any Obligor;

(iii)	details of:

(A)	any arrears of rents or service charges under any Lease Document; and

(B)	any other material breaches of covenant under any Lease Document, and any step being taken to recover or remedy them;

(iv)	details of any insolvency or similar proceedings affecting any occupational tenant of a Property or any guarantor of that occupational tenant;

(v)	details of any rent reviews with respect to any Lease Document in progress or agreed;

(vi)	details of any Lease Document which has expired or been determined or surrendered and any new letting proposed;

(vii)	copies of all material correspondence with insurance brokers handling the insurance of any Property;

(viii)	details of any actual or proposed capital expenditure with respect to each Property;

(ix)	details of any actual or required material repairs to each Property;

(x)
details of any notice it is entitled to serve on any former tenant of any Occupational Lease under section 17(2) of the Landlord and Tenant (Covenants) Act 1995 or on any guarantor of any such former tenant under section 17(3) of that Act; and

(xi)	any other information in relation to a Property reasonably requested by the Agent.

(b)	The Company must notify the Agent of:

(i)	any likely occupational tenant of any part of a Property; and

(ii)	any likely buyer of any part of a Property (including terms of reference).

20.5	Information: miscellaneous
The Company shall supply to the Agent (in sufficient copies for all the Lenders, if the Agent so requests):

(a)
at the same time as they are dispatched, copies of all documents dispatched by the Company to its shareholders generally (or any class of them) or its creditors generally (or any class of them) at the same time as they are dispatched;

(b)
promptly upon becoming aware of them, the details of any litigation, arbitration or administrative proceedings or investigations which are current, threatened or pending against any member of the Group, and which, if adversely determined, are reasonably likely to have a Material Adverse Effect;

(c)
promptly, such further information regarding the financial condition, business and operations of any member of the Group (in particular bank account statements for any Account) as any Finance Party (through the Agent) may reasonably request; and

(d)
promptly, such further information as may be required by applicable banking supervisory laws and regulations and/or in line with standard banking practice including any necessary documents or evidence in order for any Lender to carry out satisfactory "Statement Regarding Economic Beneficiary" or other similar checks under GwG or other applicable law in relation to the transactions contemplated in the Finance Documents as any Lender may request.

20.6	Notification of default

(a)
Each Obligor shall notify the Agent of any Default (and the steps, if any, being taken to remedy it) promptly upon becoming aware of its occurrence (unless that Obligor is aware that a notification has already been provided by another Obligor).

(b)
Promptly upon a request by the Agent, the Company shall supply to the Agent a certificate signed by two of its director or managers (as the case may be) or senior officers on its behalf certifying that no Default is continuing (or if a Default is continuing, specifying the Default and the steps, if any, being taken to remedy it).

20.7	"Know your customer" checks

(a)	If:

(i)	the introduction of or any change in (or in the interpretation, administration or application of) any law or regulation made after the date of this Agreement;

(ii)	any change in the status of an Obligor or the composition of the shareholders of an Obligor after the date of this Agreement; or

(iii)	a proposed assignment or transfer by a Lender of any of its rights and/or obligations under this Agreement to a party that is not a Lender prior to such assignment or transfer, obliges the Agent or any Lender (or, in the case of clause 20.7(a)(iii), any prospective new Lender) to comply with "know your customer" or similar identification procedures in circumstances where the necessary information is not already available to it, each Obligor shall promptly upon the request of the Agent or any Lender supply, or procure the supply of, such documentation and other evidence as is reasonably requested by the Agent (for itself or on behalf of any Lender) or any Lender (for itself or, in the case of the event described in clause 20.7(a)(iii), on behalf of any prospective new Lender) in order for the Agent, such Lender or, in the case of the event described in clause 20.7(a)(iii), any prospective new Lender to carry out and be satisfied it has complied with all necessary "know your customer" or other similar checks under all applicable laws and regulations pursuant to the transactions contemplated in the Finance Documents.

(b)
Each Lender shall promptly upon the request of the Agent supply, or procure the supply of, such documentation and other evidence as is reasonably requested by the Agent (for itself) in order for the Agent to carry out and be satisfied it has complied with all necessary "know your customer" or other similar checks under all applicable laws and regulations pursuant to the transactions contemplated in the Finance Documents.

20.8	Confirmation pursuant to the GwG

(a)
Each Borrower shall deliver to each Lender on or before the date of this Agreement any documents or evidence for the purpose of GwG or other law or regulation relating to money laundering which are applicable to a Lender that a Lender may require from a Borrower.

(b)
Each Borrower shall deliver to the Lenders any necessary documents or evidence in order for the Lenders to carry out satisfactory "know your customer" or other similar checks under GwG or other applicable law in relation to the transactions contemplated in the Finance Documents.

(c)
Each Borrower acknowledges that under the GwG a Lender may not establish or continue a business relationship or carry out any transactions with a Borrower if they are unable to fulfil the requirements of due diligence laid down in § 3 Section 6, paragraph 1 nos. 1 to 3 of GwG or other applicable law. If a business relationship already exists, the Lender is obliged to terminate this relationship regardless of any other legal or contractual provisions. Therefore, in accordance with § 4 Section 6 of GwG, each Borrower shall provide the Lender with all necessary information and documents so that the Lender can meet its due diligence requirements. The Borrower shall inform the Lender without delay of any changes to the information and documents provided.

21.	FINANCIAL COVENANTS

21.1	Interest Cover
The Company must ensure that Interest Cover is at all times at least 200 per cent.

21.2	Loan to Value
The Company must ensure that the Loan to Value is at all times equal to or less than 70 per cent.

21.3	Net Yield on Debt
The Company must ensure that the Net Yield on Debt is not at any time less than 7.00 per cent.

21.4	Covenant repair

(a)
If there is a breach of clause 21.1 (Interest Cover), clause 21.2 (Loan to Value) or clause 21.3 (Net Yield on Debt) then the Borrower may within 10 Business Days of receiving notice of such breach from the Agent either:

(i)	place the amount which would be required to prepay the Loans to make good any such breach into the Deposit Account; or

(ii)	prepay the Loans in such amount as is needed to make good any such breach.

(b)
If on any Test Date there is a breach of any of clause 21.1 (Interest Cover), clause 21.2 (Loan to Value) or clause 21.3 (Net Yield on Debt), a single cash deposit or prepayment can be made for the purposes of remedying the breaches pursuant to clause 21.1, clause 21.2 and 21.3, which payment shall be made to the Deposit Account in accordance pursuant to clause 17.6(b)(iv) and applied in accordance with 17.6(d).

(c)	The requirements of clause 7.6 (Voluntary prepayment of Loans) shall not apply to any prepayment under this clause 21.4.

(d)
The ability to remedy a breach of clause 21.1 (Interest Cover), clause 21.2 (Loan to Value) or clause 21.3 (Net Yield on Debt) pursuant to this clause 21.4 may not be exercised on more than five occasions during the term of the Facility and may not be exercised in more than two consecutive quarters.

22.	GENERAL UNDERTAKINGS
The undertakings in this clause 22 remain in force from the date of this Agreement for so long as any amount is outstanding under the Finance Documents or any Commitment is in force.

22.1	Authorisations
Each Obligor shall promptly:

(a)	obtain, comply with and do all that is necessary to maintain in full force and effect; and

(b)	supply certified copies to the Agent of,
any Authorisation required under any law or regulation of a Relevant Jurisdiction to:

(i)
enable it to perform its obligations under the Transaction Documents and to ensure, subject to the Legal Reservations, the legality, validity, enforceability or admissibility in evidence of any Transaction Document; or

(ii)	own its assets and carry on its business as it is being conducted.

22.2	Compliance with laws
Each Obligor shall comply in all respects with all laws to which it may be subject, if failure so to comply has or is reasonably likely to have a Material Adverse Effect.

22.3	Negative pledge
In this clause 22.3, "Quasi-Security" means an arrangement or transaction described in clause 22.3(b).

(a)	No Obligor shall create or permit to subsist any Security over any of its assets;

(b)	No Obligor shall:

(i)	sell, transfer or otherwise dispose of any of its assets on terms whereby they are or may be leased to or re-acquired by an Obligor;

(ii)	sell, transfer or otherwise dispose of any of its receivables on recourse terms;

(iii)	enter into any arrangement under which money or the benefit of a bank or other account may be applied, set-off or made subject to a combination of accounts; or

(iv)	enter into any other preferential arrangement having a similar effect, in circumstances where the arrangement or transaction is entered into primarily as a method of raising Financial Indebtedness or of financing the acquisition of an asset.

(c)	Clauses 22.3(a) and 22.3(b) do not apply to any Security or (as the case may be) Quasi-Security, listed below:

(i)	the Transaction Security;

(ii)	any German Property encumbrance of which cannot be restricted under section 1136 BGB;

(iii)
any lien arising by operation of law and in the ordinary course of trading and any lien arising under the general terms and conditions of any Account Bank or other banks or financial institution with whom any member of the Group maintains a banking relationship in the ordinary course of business; or

(iv)	any Security that is released prior to or at each relevant Utilisation; or

(v)	any landlord's pledge (Vermietungspfandrecht) arising by operation of law under a headlease in favour of the relevant third party landlord;

(vi)	any Security the granting of which cannot be prohibited pursuant to section 1136 BGB; or

(vii)	any Security granted pursuant to the French Intra-Group Debt Documents.

(d)
No Obligor shall (i) segregate assets for the purpose of Article 2447-bis of the Italian Civil Code ("Patrimoni Destinati ad uno Specifico Affare"), (ii) issue any class of stock or other financial instruments under Article 2447-ter of the Italian Civil Code; or (iii) enter, or take any action aimed at entering, into any destined financings ("Finanziamenti destinati ad uno specifico affare") pursuant to Article 2447-bis, letter b, and Article 2447-decies of the Italian civil code.

22.4	Disposals

(a)	No Obligor shall enter into a single transaction or a series of transactions (whether related or not and whether voluntary or involuntary) to dispose of all or any part of any asset.

(b)	Clause 22.4(a) does not apply to any disposal:

(i)	permitted under clause 23.2 (Occupational Leases);

(ii)	of any German Property if such disposal cannot be prohibited pursuant to section 1136 BGB;

(iii)	of a Property or the shares in an Obligor, Prime OPCI or a French Property Owner, in each case in accordance with clause 22.4(c);

(iv)	of cash by way of a payment out of an Account in accordance with this Agreement;

(v)	made in the ordinary course of trading of any asset subject to the floating charge created under a Security Document; or

(vi)	made under or in connection with the Belgian Reorganisation.

(c)	An Obligor may dispose of its Property or its shares in another Obligor or in Prime OPCI or allow the disposal by Prime OPCI of shares in a French Property Owner if:

(i)	no Default and no Cash Sweep Event is continuing at the time of such disposal and no Default or Cash Sweep Event would result from that disposal;

(ii)	that disposal is on arm's length terms to an unrelated third party;

(iii)	the net disposal proceeds are not less than the aggregate of:

(A)
Allocated Repayment Amount of that Property or the Property owned by that Obligor or all Subsidiaries of that Obligor or in case of disposal of the shares in Prime OPCI, the French Property Owners or in case if disposal of the shares in a French Property Owner, that French Property Owner; and

(B)
an amount determined by the Agent to provide for prepayment fees and any other amount that is or will become due and payable in accordance with clause 7.8(b) as a result of the application of the net disposal proceeds in prepayment of the Loans; and

(iv)	immediately following that disposal the amount of the Portfolio Loan will not be less than €300,000,000, or otherwise with the prior consent of the Agent.

(d)
The Obligors must ensure that the Disposal Proceeds are immediately applied in accordance with clause 7.4 (Application of mandatory prepayments) and if, for whatever reason, a relevant Obligor cannot arrange for all relevant Disposal Proceeds to be applied immediately in accordance with clause 7.4 (Application of mandatory prepayments), each other Obligor must ensure that such amount as is necessary be paid as to ensure that an amount equal to the relevant Disposal Proceeds is applied at the required time in accordance with clause 7.4 (Application of mandatory prepayments).

(e)
For the purposes of this clause 22.4 (Disposals), "net disposal proceeds" means the gross proceeds of any disposal permitted under clause 22.4(c) less the reasonable fees, costs and expenses and any tax associated with that disposal. In connection with any disposal of the shares in an Obligor or a Subsidiary of an Obligor the gross proceeds shall include the amount of the Borrower's indebtedness which is repaid as a condition of the disposal.

(f)
A Property disposed of, or a Property owned directly or indirectly by an Obligor or a Subsidiary of an Obligor the shares of which are disposed of, in accordance with clause 22.4(c) will cease to be a Property.

22.5	Financial Indebtedness

(a)	No Obligor may incur or permit to be outstanding any Financial Indebtedness.

(b)	Clause 22.5(a) does not apply to:

(i)	any Financial Indebtedness incurred under the Finance Documents;

(ii)	any Financial Indebtedness repaid prior to the relevant Utilisation;

(iii)	any Financial Indebtedness under the French Intra-Group Debt Documents; or

(iv)	any Subordinated Debt.

22.6	Lending and guarantees

(a)	No Obligor may be the creditor in respect of any loan or any form of credit to any person other than an Obligor or a French Obligor by way of Subordinated Debt or by way of French Intra-Group Loans.

(b)
No Obligor may give or allow to be outstanding any guarantee or indemnity to or for the benefit of any person in respect of any obligation of any other person or enter into any document under which that Obligor assumes any liability of any other person other than any guarantee or indemnity given under the Finance Documents.

22.7	Merger

(a)	No Obligor shall enter into any amalgamation, demerger, merger or corporate reconstruction.

(b)	Clause 22.7(a) does not apply to any disposal permitted pursuant to clause 22.4 (Disposals) or any merger in connection with the Belgian Reorganisation.

22.8	Change of business

(a)	No Obligor may carry on any business on or after the initial Utilisation Date other than:

(i)	in the case of the Company, the ownership of the relevant Luxembourg Obligors and in the case of the PPD Lender the ownership of the relevant French Obligor;

(ii)	in the case of each Shareholder, each of its subsidiaries;

(iii)	in the case of each Borrower (other than the PPD Lender), the ownership and management of its interests in the Property or Properties in which it has an interest.

(b)	The Company must not have any Subsidiary other than the Obligors (and the French Obligors) (excluding the Company).

(c)	No Borrower (other than the PPD Lender) may have any Subsidiary.

22.9	Acquisitions
Following the relevant Utilisation Date, no Obligor may make any acquisition or investment other than:

(a)	the acquisition of Belgian Targetco and the Swedish Targetco pursuant to the relevant Sale and Purchase Agreements; and

(b)	the acquisition contemplated by the Belgian Reorganisation,
and otherwise as permitted under this Agreement.

22.10	Other agreements
No Obligor may enter into any material agreement other than:

(a)	the Transaction Documents; and

(b)	any other agreement expressly allowed under any other term of this Agreement.

22.11	Shares, dividends and share redemption

(a)
No Obligor shall issue any further shares or amend any rights attaching to its issued shares except to other Obligors or to the Parent and provided always that any such shares or rights are issued or made subject to the Transaction Security.

(b)	Except as permitted under clause 22.11(c), no Obligor shall:

(i)
declare, make or pay any dividend, charge, fee or other distribution (or interest on any unpaid dividend, charge, fee or other distribution) (whether in cash or in kind) on or in respect of its share capital (or any class of its share capital);

(ii)	repay or distribute any dividend or share premium reserve;

(iii)	pay any management, advisory or other fee to or to the order of any of the shareholders of the Company; or

(iv)	redeem, repurchase, defease, retire or repay any of its share capital or resolve to do so.

(c)	Clause 22.11(b) does not apply to a Permitted Payment.

22.12	VAT group
No Obligor may be a member of a value added tax group other than a group made up solely of Obligors.

22.13	Taxes

(a)
Each Obligor must pay and discharge all Taxes due and payable by it within the time period allowed and prior to the accrual of any material fine or penalty for late payment, unless (and only to the extent that):

(i)	payment of those Taxes is being contested in good faith;

(ii)	adequate reserves are being maintained for those Taxes and the costs required to contest them;

(iii)	such payment can be lawfully withheld and failure to pay those Taxes is not reasonably likely to have a Material Adverse Effect; and

(iv)	a stay of payment (sursis) is effective as long as any litigation with tax administration is pending.

(b)	Each Obligor must ensure that its residence for Tax purposes is and remains in its Original Jurisdiction.

22.14	Ownership

(a)	Prime Pool VII -T S.à r.l. must ensure that at all times it legally and beneficially owns and controls the entire share capital of each of Prime UK Portman T- S.à r.l. and Prime UK Condor - T S.à r.l.

(b)
Prime Pool I - T S.à r.l. must ensure that at all times it legally and beneficially owns and controls the entire share capital of each of Prime GER Drehbahn - T S.à r.l., Prime GER Valentinskamp - T S.à r.l. and Prime GER Dammtorwall A-T S.à r.l.

(c)	The PPD Lender must ensure that at all times it legally and beneficially owns and controls the entire share capital of Prime OPCI.

(d)
Prime Pool V - T, S.à r.l. must ensure that at all times it legally and beneficially owns and controls the entire share capital of (i) the Belgian Borrower (being Belgian Propco prior to the Belgian Reorganisation and Belgian Targetco thereafter) and (ii) Belgian Targetco (after its acquisition).

(e)	Prime Pool VI - T, S.à r.l. must ensure that at all times it legally and beneficially owns and controls the entire share capital of each of the Dutch Borrowers.

(f)	Prime Pool IV B - T, S.à r.l. must ensure that at all times it legally and beneficially owns and controls the entire share capital of the Swedish Targetco (following its acquisition).

(g)	Prime Pool IV A - T, S.à r.l. must ensure that at all times it legally and beneficially owns and controls the entire share capital of Prime Pool IV B - T, S.à r.l.

(h)	The Company must ensure that at all times it legally and beneficially owns and controls the entire share capital of each other Luxembourg Obligor.

22.15	French Intra-Group Debt Documents
Until the Loan granted to the PPD Lender and all other liabilities of the PPD Lender to the Finance Parties have been paid or discharged in full, the PPD Lender:

(a)
shall procure that no French Obligor shall without the prior written consent of the Agent make any repayment or prepayment of any French Intra-Group Loan except in accordance with the terms of the Amended French Property Owner Loans Agreement;

(b)	shall not set-off any payment due from it against any sum due to it under any French Intra-Group Debt Document; and

(c)	shall:

(i)	at the written request of the Agent if an Event of Default is continuing or an Event of Default under the French Intra-Group Debt Document is continuing take all steps necessary to enforce any obligation owed to it under any French Intra-Group Debt Document;

(ii)	perform all of its obligations under each French Intra-Group Debt Document in accordance with its terms;

(iii)	not grant any waiver, release or consent under any French Intra-Group Debt Document without the prior written consent of the Agent; and

(iv)	not make any amendment to or vary any French Intra-Group Debt Document without the prior written consent of the Agent.

22.16	Further Assurance

(a)
Each Obligor shall promptly do all such acts or execute all such documents (including assignments, transfers, mortgages, charges, notices and instructions) as the Security Agent (or, in connection with the English Properties only, the English Security Agent) may reasonably specify (and in such form as the Security Agent (or English Security Agent, as appropriate) may reasonably require in favour of the Security Agent (or English Security Agent, as appropriate) or their respective nominee(s));

(i)
to create, perfect, protect and maintain the Security created or intended to be created under or evidenced by the Security Documents (which may include the execution of a mortgage, charge, assignment or other Security over all or any of the assets which are, or are intended to be, the subject of the Transaction Security) or for the exercise of any rights, powers and remedies of the Security Agent, the English Security Agent or the Finance Parties provided by or pursuant to the Finance Documents or by law;

(ii)
to confer on the Security Agent, English Security Agent or confer on the Finance Parties, Security over any property and assets of the Borrower located in any jurisdiction equivalent or similar to the Security intended to be conferred by or pursuant to the Security Documents; and/or

(iii)	(if an Event of Default is continuing) to facilitate the realisation of the assets which are, or are intended to be, the subject of the Transaction Security.

(b)
Each Obligor shall take all such action as is available to it (including making all filings and registrations) as may be necessary for the purpose of the creation, perfection, protection or maintenance of any Security conferred or intended to be conferred on the Security Agent, the English Security Agent or the Finance Parties by or pursuant to the Finance Documents.

(c)
Notwithstanding clauses 22.16(a) and 22.16(b) but without prejudice to clause 25.13(c), where a further mortgage is to be taken in respect of a Charged Property (or a French Property) over which a valid and properly perfected mortgage has already been created (and not being a further mortgage required in connection with the amendment, restatement, supplementing or otherwise of this Agreement or of the French Intra-Group Debt Documents) then any fees and expenses associated with such further mortgage shall be at the cost of the Lenders.

22.17	Assistance with the transfer and consent to division of Loans

(a)
Each Obligor shall provide assistance to, and at the reasonable request of, the Arranger in the preparation of any information memorandum and the initial assignment and transfer of any Loans made under the Facility (including, without limitation, by making management and its directors, managers or other relevant officers available for the purpose of making presentations to, or meeting, potential lending institutions) and will comply with all reasonable requests for information from potential transferees prior to completion of any such transfer.

(b)
Each Obligor acknowledges, agrees and hereby provides its consent to the division of all or any of the Loans in such amounts as may be required (at the Lenders' discretion) to effect a transfer of such Loans to a New Lender or otherwise.

23.	PROPERTY UNDERTAKINGS

23.1	Title

(a)
Each Property Owner must exercise its rights and comply in all respects with any covenant, stipulation or obligation (restrictive or otherwise) at any time affecting its Property where failure to do so would have a Material Adverse Effect.

(b)
Subject to the terms of clause 23.2 (Occupational Leases) and to the terms of any Lease Document, no Property Owner may agree to any amendment, supplement, waiver, surrender or release of any covenant, stipulation or obligation (restrictive or otherwise) at any time affecting its Property to the extent that the same would have a Material Adverse Effect.

(c)
Each Property Owner must promptly, upon the request of the Security Agent (or English Security Agent, as appropriate) take all such steps as may be necessary or desirable to enable the Security created by the Security Documents to be registered, where appropriate.

23.2	Occupational Leases

(a)
Subject to clause 23.2(b) below, no Property Owner may without the consent of the Agent (acting reasonably and which consent shall be provided to the Company by the Agent within 10 Business Days of such request provided that any such request is accompanied by all relevant information, which information is satisfactory to the Agent in all respects):

(i)	enter into any Agreement for Lease;

(ii)	other than under an Agreement for Lease, grant or agree to grant any new Occupational Lease;

(iii)	agree to any amendment, supplement, extension, waiver, surrender or release in respect of any Lease Document;

(iv)	exercise any right to break, determine or extend any Lease Document;

(v)	commence any forfeiture proceedings in respect of any Lease Document;

(vi)	grant any licence or right to use or occupy any part of a Property;

(vii)	consent to any sublease or assignment of any tenant's interest under any Lease Document (except where required to do so under the terms of the relevant Lease Document or by mandatory law);

(viii)	agree to any change of use under, or (except where required to do so under the terms of the relevant Lease Document or by mandatory law) rent review in respect of, any Lease Document; or

(ix)	serve any notice on any former tenant under any Lease Document (or on any guarantor of that former tenant) which would entitle it to a new lease or tenancy.

(b)	No consent will be required under clause 23.2(a) where the Lease Document is:

(i)	for the lower of 5,000 square metres (or its equivalent in square feet) or 30% of the net lettable area of any Property; and

(ii)	made on arms' length terms.

(c)	Each Property Owner must:

(i)	diligently collect or procure to be collected all Rental Income;

(ii)	exercise its rights and comply with its obligations under each Lease Document; and

(iii)	use its reasonable endeavours to ensure that each tenant complies with its obligations under each Lease Document, in a proper and timely manner.

(d)
Each Obligor must supply to the Agent each Lease Document, each amendment, supplement or extension to a Lease Document and each document recording any rent review in respect of a Lease Document promptly upon entering into the same.

(e)	The Obligors must use their reasonable endeavours to find tenants for any vacant lettable space in the Properties with a view to granting a Lease Document with respect to that space.

(f)
No Obligor may grant or agree to grant any Lease Document in respect of an English Property without including in the alienation covenant a provision for the proposed assignor on any assignment to guarantee the obligations of the proposed assignee until that assignee is released as tenant under the terms of the Landlord and Tenant (Covenants) Act 1995.

23.3	Headleases

(a)	Each Property Owner must:

(i)	exercise its rights and comply with its obligations under each Headlease;

(ii)	use its reasonable endeavours to ensure that each landlord complies with its obligations under each Headlease; and

(iii)	if so required by the Security Agent or the English Security Agent, apply for relief against forfeiture of any Headlease, in a proper and timely manner.

(b)	No Property Owner may:

(i)	agree to any amendment, supplement, waiver, surrender or release of any Headlease;

(ii)	exercise any right to break, determine or extend any Headlease;

(iii)	agree to any rent review in respect of any Headlease; or

(iv)	do or allow to be done any act as a result of which any Headlease may become liable to forfeiture or otherwise be terminated, without the prior written consent of, and on the terms approved by, the Agent (acting reasonably).

23.4	Maintenance
Each Property Owner must ensure that all buildings, plant, machinery, fixtures and fittings on its Property are in, and maintained in:

(a)	good and substantial repair and condition and, as appropriate, in good working order;

(b)
such repair, condition and order as to enable them to be let in accordance with all applicable laws and regulations; for this purpose, a law or regulation will be regarded as applicable if it is in force; or

(c)
where there is a legally enforceable obligation on a tenant to repair and maintain, the relevant Property Owner shall satisfy the requirements of this clause by taking all reasonable steps to enforce that obligation.

23.5	Development

(a)	No Property Owner may (save with the written consent of the Agent (acting reasonably):

(i)	make or allow to be made any application for planning permission in respect of any part of its Property; or

(ii)	carry out, or allow to be carried out, any demolition, construction, structural alterations or structural additions, development or other similar operations in respect of any part of its Property.

(b)	Clause 23.5(a) shall not apply to:

(i)	the maintenance of the buildings, plant, machinery, fixtures and fittings in accordance with the Transaction Documents; or

(ii)	the carrying out of non-structural improvements or alterations which affect only the interior of any building on a Property; or

(iii)	structural alterations and additions which are set out in the relevant Annual Budget; or

(iv)	any works undertaken by a tenant under the terms of its Lease Document or Agreement for Lease or any right under law.

(c)	Each Property Owner must comply in all material respects with all planning laws, permissions, agreements and conditions to which its Property may be subject.

(d)	Where there is a legally enforceable obligation on a tenant, the relevant Property Owner shall satisfy the requirements of this clause by taking all reasonable steps to enforce that obligation.

23.6	Notices
Each Property Owner must, within 14 days after the receipt by the Property Owner of any application, requirement, order or notice served or given by any public or local or any other authority or any landlord with respect to its Property (or any part of it):

(a)	deliver a copy to the Security Agent (or where any such notice is in connection with an English Property, the English Security Agent); and

(b)	inform the Security Agent (or English Security Agent as appropriate) of the steps taken or proposed to be taken to comply with the relevant requirement, order or notice.

23.7	Investigation of title
Each Property Owner must grant the Security Agent and in respect of the English Properties, the English Security Agent, or (in either case) its lawyers on request all facilities within the power of the Property Owner to enable the Security Agent (or the English Security Agent, as appropriate) or (in either case) its lawyers to:

(a)	carry out investigations of title to any Property; and

(b)	make such enquiries in relation to any part of any Property as a prudent mortgagee might carry out.

23.8	Power to remedy

(a)
If a Property Owner fails to perform any obligations under the Finance Documents affecting its Property, the Property Owner must allow the Security Agent and in respect of the English Properties, the English Security Agent, or their respective agents and contractors at a reasonable time and upon reasonable notice and subject to the terms of any Lease Document or applicable law:

(i)	to enter any part of its Property;

(ii)	to comply with or object to any notice served on the Property Owner in respect of its Property; and

(iii)	to take any action that the Security Agent may reasonably consider necessary or desirable to prevent or remedy any breach of any such term or to comply with or object to any such notice.

(b)
A Property Owner must immediately on request by the Security Agent (or English Security Agent, as appropriate) pay the reasonable costs and expenses of the Security Agent (or English Security Agent, as appropriate) or its agents and contractors incurred in connection with any reasonable action taken by it under this clause.

(c)	No Finance Party shall be obliged to account as mortgagee in possession as a result of any action taken under this clause.

23.9	Managing Agents, Asset Manager and Cash Manager

(a)	Subject to clause 23.9(b), no Obligor may:

(i)	appoint any Managing Agent, Asset Manager or Cash Manager;

(ii)	amend, supplement, extend or waive the terms of appointment of any Managing Agent, Asset Manager or Cash Manager; or

(iii)	terminate the appointment of any Managing Agent, Asset Manager or Cash Manager,
without the prior consent of, and on terms approved by, the Agent (acting reasonably).

(b)	The consent of the Agent to the appointment of a new Managing Agent or Asset Manager shall not be unreasonably withheld or delayed in circumstance where:

(i)	such appointment is made on materially similar or better terms to that of the existing Managing Agent or Asset Manager (as appropriate); and

(ii)
any new Managing Agent or Asset Manager is (in the opinion of the Agent, acting reasonably) recognised in the relevant market as being of a similar standing and quality to the existing Managing Agent or Asset Manager; and

(iii)	the new Managing Agent (or Asset Manager, as the case may be) complies with all conditions set out in clause 23.9(c).

(c)	Each Obligor must ensure that each Managing Agent of any Property, any Asset Manager and any Cash Manager

(i)	enters into a Duty of Care Agreement with the Security Agent in form and substance satisfactory to the Agent (acting reasonably);

(ii)	acknowledges to the Security Agent that it has notice of the Security created by the Finance Documents; and

(iii)	agrees to deal with Rental Income received by it in accordance with this Agreement and without any withholding, set-off or counterclaim.

(d)
If a Managing Agent, Asset Manager or Cash Manager is in default of its obligations under its management agreement, under the Asset Management Agreement or under the Cash Management Agreement (as appropriate) and, as a result, an Obligor is entitled to terminate that management agreement, Asset Management Agreement or Cash Management Agreement, then, if the Agent so requires, that Obligor must promptly use all reasonable endeavours to:

(i)	terminate the management agreement, Asset Management Agreement or Cash Management Agreement (as appropriate); and

(ii)	appoint a new Managing Agent, Asset Manager or Cash Manager (as the case may be) in accordance with this clause 23.9 (Managing Agents, Asset Manager and Cash Manager).

23.10	Insurances

(a)	The Company must ensure that, at all times from each Utilisation Date, Insurances are maintained in full force and effect, which:

(i)
insure each Property Owner in respect of its interests in each Property and the plant and machinery on each Property (including fixtures and improvements) for their full replacement value (being the total cost of entirely rebuilding, reinstating or replacing the relevant asset if it is completely destroyed, together with all related fees and demolition costs) and to:

(A)
provide cover against loss or damage by fire, smoke, storm, hail, tempest, flood, backwater, tap water, water extinguishing system leakage, earthquake, lightning, excess voltage due to lightning, explosion, land subsidence, landslip, snowslide, snow pressure, volcanic eruption, vehicle impact, aircraft and other aerial devices and articles dropped from them, burglary and vandalism in the course of burglary, riot, civil commotion and, strike and lock-out, malicious damage, bursting or overflowing of water tanks, apparatus or pipes and all other normally insurable risks of loss or damage;

(B)
provide cover for site clearance and clean-up work, for demolition work, decontamination, costs for mitigating and preventing damages, shoring or propping up, professional fees (including any fees for architects and other planning or (re-) construction costs, costs connected with official requirements and professional fees) and value added tax together with adequate allowance for inflation and increase in rebuilding, reinstating or replacing prices;

(C)	provide cover against acts of terrorism, including any third party liability arising from such acts;

(D)
provide cover for loss of rent (in respect of a period of not less than three years or, if longer, the minimum period required under the Lease Documents) including provision for any increases in rent during the period of insurance;

(E)
provide cover for costs and fees incurred in connection with the rebuilding, reinstating or replacing of the relevant asset, even if the rebuilding, reinstating or replacing of an asset of the same type and quality implies increased costs due to technical developments and changes in legal framework; and

(ii)	include property owners’ public liability and third party liability insurance;

(iii)	insure such other risks as a prudent company in the same business as the Property Owners would insure; and

(iv)	in each case are in an amount, and in form acceptable at all times to the Agent and with an Acceptable Insurance Company.

(b)
The Company must procure that the Security Agent (as agent and trustee for the Finance Parties) is named as co-insured under each of the Insurances (other than public liability and third party liability insurances) but without liability on the part of the Security Agent or any other Finance Party for any premium in relation to those Insurances.

(c)	The Company must procure that the Insurances comply with the following requirements:

(i)	each of the Insurances must contain:

(A)
a non-invalidation and non-vitiation clause under which the Insurances will not be vitiated or avoided as against any insured party as a result of any circumstances beyond the control of that insured party or any misrepresentation, non-disclosure, or breach of any policy term or condition, on the part of any insured party or any agent of any insured party;

(B)	a waiver of the rights of subrogation of the insurer as against each Property Owner, the Finance Parties and the tenants of each Property; and

(C)	a loss payee clause in such terms as the Security Agent may reasonably require in respect of insurance claim payments otherwise payable to any Property Owner;

(ii)
the insurers must give at least 30 days' notice to the Security Agent if any insurer proposes to repudiate, rescind or cancel any Insurance, to treat it as avoided in whole or in part, to treat it as expired due to non-payment of premium or otherwise decline any valid claim under it by or on behalf of any insured party and must give the opportunity to rectify any such non-payment of premium within the notice period; or

(iii)
in respect of any Insurance which is subject to German law, as an alternative to the requirements of paragraphs 23.10(c)(i) and 23.10(c)(ii) above, a certificate (Sicherungsschein/Sicherungsbestätigung) by the respective insurance company confirming that the legal provisions set out in section 94 and 142 to 149 of the German Insurance Contract Act (Verischerungsvertragsgesetz) apply to all kinds of property insurances; and

(iv)	the relevant Property Owner must be free to assign all amounts payable to it under each of its Insurances and all its rights in connection with those amounts in favour of the Security Agent;

(d)	The Company must ensure that the Agent receives:

(i)	copies of the Insurances;

(ii)	receipts for the payment of premiums for insurance; and

(iii)	any information in connection with the insurances and claims under them which the Agent may reasonably require.

(e)	The Company must promptly notify the Agent of:

(i)	the proposed terms of any future renewal of any of the Insurances;

(ii)	any amendment, supplement, extension, termination, avoidance or cancellation of any of the Insurances made or, to its knowledge, threatened or pending;

(iii)	any claim, and any actual or threatened refusal of any claim, under any of the Insurances; and

(iv)	any event or circumstance which has led or may lead to a breach by any Property Owner of any term of this clause.

(f)	Each Property Owner must:

(i)	comply with the terms of the Insurances;

(ii)	not do or permit anything to be done which may make void or voidable any of the Insurances; and

(iii)	comply with all reasonable risk improvement requirements of its insurers.

(g)	The Company must ensure that:

(i)	each premium for the Insurances is paid promptly and in any event prior to the commencement of the period of insurance for which that premium is payable;

(ii)
in case of renewal or cancellation of an insurance, the Agent is provided with copies of the documents evidencing an extension of the relevant insurance cover not less than 15 Business Days prior to such renewal or cancellation; and

(iii)	all other things necessary are done so as to keep each of the Insurances in force.

(h)
If a Property Owner fails to comply with any term of this clause 23.10, the Agent may, at the expense of the Obligors effect any insurance and generally do such things and take such other action as the Agent may reasonably consider necessary or desirable to prevent or remedy any breach of this clause 23.10.

(i)

(i)	Except as provided below, the proceeds of any Insurances must, if the Agent so requires, be paid into the Deposit Account for application in accordance with clause 17.5 (Cash Sweep Account).

(ii)
To the extent required by the basis of settlement under any Insurances or under any Lease Document, each Property Owner must apply moneys received under any Insurances in respect of a Property towards replacing, restoring or reinstating that Property.

(iii)
The proceeds of any loss of rent insurance will be treated as Rental Income and applied in such manner as the Agent (acting reasonably) requires to have effect as if it were Rental Income received over the period of the loss of rent.

(iv)
Moneys received under liability policies held by a Property Owner which are required by that Property Owner to satisfy established liabilities of that Property Owner to third parties must be used to satisfy these liabilities.

23.11	Environmental matters

(a)	Each Property Owner must:

(i)	comply, and use reasonable endeavours to procure that any relevant third party complies, with all Environmental Law;

(ii)	obtain, maintain and comply with all requisite Environmental Permits applicable to it or to a Property; and

(iii)	implement procedures to monitor compliance with and to prevent liability under any Environmental Law applicable to it or a Property, where failure to do so has or is reasonably likely to have a Material Adverse Effect or result in any liability for a Finance Party.

(b)	Each Property Owner must, promptly upon becoming aware, notify the Agent of:

(i)	a mateial Environmental Claim started, or to its knowledge, threatened;

(ii)	any circumstances reasonably likely to result in an Environmental Claim; or

(iii)	any suspension, revocation or notification of any Environmental Permit.

(c)	Each Property Owner must indemnify each Finance Party against any loss or liability which:

(i)	that Finance Party incurs as a result of any actual or alleged breach of any Environmental Law relating to a Property; and

(ii)	would not have arisen if a Finance Document had not been entered into, unless it is caused by that Finance Party's gross negligence or wilful misconduct.

23.12	Valentinskamp Property
The Company shall:

(a)
provide a confirmation regarding the Valentinskamp Property that there are no indications of any unexploded ordinance which have not been removed, such confirmation to be in a form similar to those received for the other German Properties (or such other form as the Agent and the Company may agree); or

(b)
in the event that the confirmation in 23.12(a) cannot be provided by 31 August 2015, by no later than 10 Business Days following that date, use reasonable endeavours to provide evidence satisfactory to the Agent that the insurance sub-limit for bomb risks in respect of the Valentinskamp Property has been increased from EUR 3,400,000 to EUR 51,300,000.

(c)	Independently from (a) and (b) above:

(i)
if the Agent reasonably determines that the risk of existence of unexploded ordinance on the Valentinskamp Property means that the allocated Loan pertaining to that Property can no longer be funded through issuance of Pfandbriefe, the Agent may propose an increase in the Margin to apply to the relevant Loan only which shall take fully into account the higher funding costs to any Lender refinancing its Loans via issuance of Pfandbriefe in funding the Loan secured on the Valentinskamp Property;

(ii)
if the Company does not notify the Agent that it disagrees with the proposed increased Margin within 20 Business Days of the date the increased Margin was notified to the Company, the increased Margin shall at the end of that period be binding on all Obligors; and

(iii)
if the Company does not agree to the proposed increased Margin it shall notify the Agent within 20 Business Days of the date the increased Margin was notified to the Company whereupon the Loan secured on the Valentinskamp Property (and not otherwise) shall become due and payable upon 10 Business Days' demand by the Agent; and

(iv)
the Company shall procure that the Loan secured on the Valentinskamp Property is prepaid in full upon 20 Business Days' demand by the Agent provided that any such prepayment shall be treated as a mandatory prepayment under this Agreement but shall not:

(A)	attract any prepayment fee under this Agreement; and

(B)	count towards reducing any amount that may be prepaid or cancelled without prepayment fee in accordance with clause 11.3(c)(i) (Prepayment and cancellation fee) of this Agreement.

(d)
The Parties acknowledge and agree that the side letter to this Agreement which was dated 1 April 2015 and entered into in connection with the matters set out in this clause 23.12 (Valentinskamp Property) shall cease to have effect on and from the Amendment Date.

24.	EVENTS OF DEFAULT
Each of the events or circumstances set out in this clause (c) is an Event of Default (save for clause 24.18 (Acceleration)).

24.1	Non-payment
An Obligor does not pay on the due date any amount payable pursuant to a Finance Document at the place and in the currency in which it is expressed to be payable unless:

(a)	its failure to pay is caused by:

(i)	administrative or technical error; or

(ii)	a Disruption Event; and

(b)	payment is made (in either case) within 3 Business Days of its due date.

24.2	Financial covenants
Any requirement of clause 21 (Financial covenants) is not satisfied and any grace period set out in clause 21.4 (Covenant repair) has expired.

24.3	Other obligations

(a)	An Obligor does not comply with any term of clause 23.2 (Occupational Leases), clause 23.3 (Headleases) or clause 23.10(a) to 23.10(d) and 23.10(g)(ii)(Insurances).

(b)	A Transaction Obligor does not comply with any provision of the Finance Documents (other than those referred to in clause 24.1 (Non-payment), clause 24.2 (Financial covenants) and clause 24.3(a)).

(c)
No Event of Default under clause 24.3(b) will occur if the failure to comply is capable of remedy and is remedied within 10 Business Days of the earlier of (i) the Agent giving notice to the Company and (ii) any Transaction Obligor becoming aware of the failure to comply.

(d)	No Event of Default will occur during the Clean-Up Period in respect of Swedish Targetco and Belgian Targetco in respect of clause 20.1 (Financial statements) and clause 22.10 (Other agreements).

24.4	Misrepresentation

(a)
Any representation or statement made or deemed to be made by a Transaction Obligor in the Finance Documents or any other document delivered by or on behalf of any Transaction Obligor under or in connection with any Finance Document is or proves to have been incorrect or misleading in any material respect when made or deemed to be made.

(b)
No Event of Default under clause 24.4(a) will occur if the circumstance in respect of which the misrepresentation was made is capable of remedy and is remedied within 10 Business Days of the earlier of (i) the Agent giving notice to the Company and (ii) any Transaction Obligor becoming aware of the misrepresentation.

(c)
No Event of Default will occur during the Clean-Up Period in respect of Swedish Targetco and Belgian Targetco in respect of clauses 19.5 (Validity and admissibility in evidence), 19.12 (Financial Statements) and clause 19.18 (No other business).

24.5	Cross default

(a)	Any Financial Indebtedness of any Obligor is not paid when due nor within any originally applicable grace period.

(b)	Any Financial Indebtedness of any Obligor is declared to be or otherwise becomes due and payable prior to its specified maturity as a result of an event of default (however described).

(c)	Any commitment for any Financial Indebtedness of any Obligor is cancelled or suspended by a creditor of any Obligor as a result of an event of default (however described).

(d)
Any creditor of any Obligor becomes entitled to declare any Financial Indebtedness of any Obligor due and payable prior to its specified maturity as a result of an event of default (however described).

(e)	An Event of Default (as therein defined) occurs under the Italian Facility Agreement.

(f)	An Event of Default (as therein defined) occurs under the Amended French Property Owner Loans Agreement.

(g)	No Event of Default shall occur under this clause 24.5 where the Financial Indebtedness:

(i)	is subordinated under a Subordination Agreement; or

(ii)	(without prejudice to (e) or (f) above) is in respect of Financial Indebtedness arising under the Transaction Documents.

24.6	Insolvency

(a)	A Transaction Obligor:

(i)	is unable or admits inability to pay its debts as they fall due (including for the purpose of Article 5 of Italian Insolvency Law); or

(ii)	is deemed to, or is declared to, be unable to pay its debts under applicable law; or

(iii)	suspends or threatens to suspend making payments on any of its debts; or

(iv)
by reason of actual or anticipated financial difficulties, commences negotiations with one or more of its creditors (excluding any Finance Party in its capacity as such) with a view to rescheduling any of its indebtedness; or

(v)	has its details entered on any national official default payment system or insolvency register (or such analogous system or register as may operate in any Relevant Jurisdiction).

(b)	The value of the assets of any Transaction Obligor is less than its liabilities (taking into account contingent and prospective liabilities).

(c)
The value of the assets of any Transaction Obligor incorporated in Sweden is less than 50 per cent of its nominal share capital, unless the relevant Transaction Obligor has taken the actions required in the Swedish Companies Act (Aktiebolagslagen 2005:551) in order to remedy such deficiencies within the times stipulated in the Swedish Companies Act.

(d)	A moratorium is declared in respect of any indebtedness of any Transaction Obligor. If a moratorium occurs, the ending of the moratorium will not remedy any Event of Default caused by that moratorium.

24.7	Insolvency proceedings

(a)	Any corporate action, legal proceedings or other procedure or step is taken in relation to:

(i)
the suspension of payments, a moratorium of any indebtedness, winding-up, dissolution, administration or reorganisation (by way of voluntary arrangement, scheme of arrangement or otherwise) of any Transaction Obligor;

(ii)	a composition, compromise, assignment or arrangement with any creditor of any Transaction Obligor;

(iii)	the appointment of a liquidator, receiver, administrative receiver, administrator, compulsory manager or other similar officer in respect of any Transaction Obligor or any of its assets; or

(iv)	enforcement of any Security over any assets of any Transaction Obligor, or any analogous procedure or step is taken in any jurisdiction.

(b)
Any of the circumstances set out in articles 2446, 2447, 2482bis and/or 2482ter of the Italian Civil Code, or any equivalent circumstances provided by applicable laws, arises in respect of an Italian Obligor.

(c)	An Italian Obligor is insolvent pursuant to Article 5 of the Italian Insolvency Law.

(d)	Clause 24.7(a) shall not apply to any winding-up petition which is frivolous or vexatious and is discharged, stayed or dismissed within 21 days of commencement.

24.8	Creditors' process
Any expropriation, attachment, sequestration, distress or execution or any analogous process in any jurisdiction for an amount of €100,000 (or its equivalent in any relevant currency) affects any asset or assets of a Transaction Obligor and is not discharged within 21 days or in the case of a saisie conservatoire/bewarend beslag relating to a Belgian Obligor, 45 days.

24.9	Cessation of business
An Obligor suspends or ceases to carry on (or threatens to suspend or cease to carry on) all or a material part of its business except as a result of any disposal allowed under this Agreement.

24.10	Unlawfulness and invalidity

(a)
It is or becomes unlawful for a Transaction Obligor to perform any of its obligations under the Finance Documents or any Transaction Security created or expressed to be created or evidenced by the Security Documents ceases to be effective or any subordination created under a Subordination Agreement is or becomes unlawful.

(b)
Any obligation or obligations of any Transaction Obligor under any Finance Documents are not (subject to the Legal Reservations) or cease to be legal, valid, binding or enforceable and the cessation individually or cumulatively materially and adversely affects the interests of the Finance Parties under the Finance Documents.

(c)
Any Finance Document ceases to be in full force and effect or any Transaction Security or any subordination created under a Subordination Agreement ceases to be legal, valid, binding, enforceable or effective or is alleged by a party to it (other than a Finance Party) to be ineffective.

24.11	Repudiation and rescission of agreements
A Transaction Obligor (or any other relevant party) rescinds or purports to rescind or repudiates or purports to repudiate a Finance Document or any of the Transaction Security or evidences an intention to rescind or repudiate a Finance Document or any Transaction Security.

24.12	Compulsory purchase

(a)	Any part of any Charged Property or French Property is compulsorily purchased or the applicable local authority makes an order for the compulsory purchase of all or any part of any Property; and

(b)	taking into account the amount and timing of any compensation payable, the compulsory purchase has a Material Adverse Effect.
24.13    Major damage

(a)	Any part of any Charged Property or French Property is destroyed or damaged; and

(b)
in the opinion of the Majority Lenders, taking into account the amount and timing of receipt of the proceeds of insurance effected in accordance with the terms of this Agreement, the destruction or damage has or will have a Material Adverse Effect.

24.14    Headlease
Forfeiture proceedings with respect to a Headlease are commenced or a Headlease is forfeited.
24.15    Ownership of the Obligors

(a)	The Company is not or ceases to be a legally and beneficially wholly owned Subsidiary of the Parent.

(b)	Save as permitted in this Agreement, any Obligor (other than the Company) is not or ceases to be a legally and beneficially wholly owned direct or indirect Subsidiary of the Company.

24.16	Encumbrance and Disposal of a German Property - Section 1136 BGB
Any Property Owner disposes of any Property or parts thereof or encumbers (in each case other than in accordance and where permitted under the Finance Documents) any Property or parts thereof where such disposal or encumbrance cannot be prohibited due to section 1136 BGB.

24.17	Material adverse change
Any event or circumstance occurs which has a Material Adverse Effect.

24.18	Acceleration

(a)
On and at any time after the occurrence of an Event of Default which is continuing the Agent may, and shall if so directed by the Majority Lenders or (where a notification has been made in accordance with clause 27.2(b) and the Negotiation Period has expired) the Notifying Lender, by notice to the Company:

(i)	cancel the Total Commitments whereupon they shall immediately be cancelled;

(ii)
declare that all or part of the Loans, together with accrued interest, and all other amounts accrued or outstanding under the Finance Documents be immediately due and payable, whereupon they shall become immediately due and payable;

(iii)	declare that all or part of the Loans be payable on demand, whereupon they shall immediately become payable on demand by the Agent on the instructions of the Majority Lenders;

(iv)	enforce the French Intra-Group Debt Documents; and/or

(v)	exercise or direct the Security Agent (or the English Security Agent, as appropriate) to exercise any or all of its rights, remedies, powers or discretions under the Finance Documents.

(b)
In addition, on and at any time after the occurrence of an event of default pursuant to clauses 24.1 (Non-payment), 24.6 (Insolvency), 24.7 (Insolvency proceedings) or 24.8 (Creditors' process) each Lender may by notice to the Obligors' Agent:

(i)	cancel its Commitment whereupon such Commitment shall immediately be cancelled;

(ii)	declare that all or part of the Loan of that Lender, together with accrued interest, if any, be immediately due and payable, whereupon they shall become immediately due and payable;

(iii)	declare that all or part of the Loan of that Lender be payable on demand, whereupon they shall immediately become payable on demand by that Lender; and/or;

(iv)	exercise or direct the Security Agent (or the English Security Agent, as appropriate) to exercise any or all of its rights, remedies, powers or discretions under the Finance Documents.

SECTION 10
CHANGES TO PARTIES

25.	CHANGES TO THE LENDERS

25.1	Assignments and transfers by the Lenders

(a)	Subject to this clause 25, a Lender (the "Existing Lender") may:

(i)	assign any of its rights; or

(ii)	transfer by novation any of its rights and obligations,
to any other person (including to any German Insurance Lender) other than an individual (the "New Lender").

(b)
Notwithstanding the foregoing, any Existing Lender and any New Lender which is an insurance company subject to German insurance supervisory law and which has a guarantee asset trustee (Treuhänder für das Sicherungsvermögen) (together the "German Insurance Lenders") may only assign and transfer and/or waive its rights and/or obligations with the consent of its guarantee asset trustee appointed pursuant to German insurance supervisory law and herewith irrevocably undertakes not to assign, transfer or otherwise dispose of any of its rights and claims under or in connection with this Agreement and any Security Document without the prior consent of such guarantee asset trustee.

25.2	Conditions of assignment or transfer

(a)	An assignment will only be effective on:

(i)
receipt by the Agent (whether in the Assignment Agreement or otherwise) of written confirmation from the New Lender (in form and substance satisfactory to the Agent) that the New Lender will assume the same obligations to the other Finance Parties as it would have been under if it was an Original Lender; and

(ii)
performance by the Agent of all necessary "know your customer" or other similar checks under all applicable laws and regulations in relation to such assignment to a New Lender, the completion of which the Agent shall promptly notify to the Existing Lender and the New Lender.

(b)	A transfer will only be effective if the procedure set out in clause 25.5 (Procedure for transfer) is complied with.

(c)	If:

(i)	a Lender assigns or transfers any of its rights or obligations under the Finance Documents or changes its Facility Office; and

(ii)
as a result of circumstances existing at the date the assignment, transfer or change occurs, an Obligor would be obliged to make a payment to the New Lender or Lender acting through its new Facility Office under clause 12 (Tax gross up and indemnities) or clause 13.1 (Increased Costs), then the New Lender or Lender acting through its new Facility Office is only entitled to receive payment under those clauses to the same extent as the Existing Lender or Lender acting through its previous Facility Office would have been if the assignment, transfer or change had not occurred.

(d)
Each New Lender, by executing the relevant Transfer Certificate or Assignment Agreement, confirms, for the avoidance of doubt, that the Agent has authority to execute on its behalf any amendment or waiver that has been approved by or on behalf of the requisite Lender or Lenders in accordance with this Agreement on or prior to the date on which the transfer or assignment becomes effective in accordance with this Agreement and that it is bound by that decision to the same extent as the Existing Lender would have been had it remained a Lender.

(e)	At the time of any transfer under this clause 25:

(i)
the Existing Lender must transfer or assign its Loan or a corresponding proportion of its Commitment under the Italian Facility Agreement to the same New Lender or to any wholly-owned Affiliate thereof (operating through the same or a different Facility Office); and

(ii)
that New Lender (or its wholly-owned Affiliate) must accede as a party to the Security Deed and to the English Security Deed as appropriate in its capacity as Lender under this Agreement and the Italian Facility Agreement.

25.3	Assignment or transfer fee
Other than in connection with the first transfer of any Loan, the New Lender shall, on the date upon which an assignment or transfer takes effect, pay to the Agent (for its own account) a fee of €5000.

25.4	Limitation of responsibility of Existing Lenders

(a)	Unless expressly agreed to the contrary, an Existing Lender makes no representation or warranty and assumes no responsibility to a New Lender for:

(i)	the legality, validity, effectiveness, adequacy or enforceability of the Finance Documents or any other documents;

(ii)	the financial condition of any Obligor;

(iii)	the performance and observance by any Obligor of its obligations under the Finance Documents or any other documents; or

(iv)	the accuracy of any statements (whether written or oral) made in or in connection with any Finance Document or any other document, and any representations or warranties implied by law are excluded.

(b)	Each New Lender confirms to the Existing Lender and the other Finance Parties that it:

(i)
has made (and shall continue to make) its own independent investigation and assessment of the financial condition and affairs of each Obligor and its related entities in connection with its participation in this Agreement and has not relied exclusively on any information provided to it by the Existing Lender in connection with any Finance Document; and

(ii)
will continue to make its own independent appraisal of the creditworthiness of each Obligor and its related entities whilst any amount is or may be outstanding under the Finance Documents or any Commitment is in force.

(c)	Nothing in any Finance Document obliges an Existing Lender to:

(i)	accept a re-transfer or re-assignment from a New Lender of any of the rights and obligations assigned or transferred under this clause 25; or

(ii)	support any losses directly or indirectly incurred by the New Lender by reason of the non-performance by any Obligor of its obligations under the Finance Documents or otherwise.

25.5	Procedure for transfer

(a)
Subject to the conditions set out in clause 25.2 (Conditions of assignment or transfer) a transfer is effected in accordance with clause 25.5(c) when the Agent executes an otherwise duly completed Transfer Certificate delivered to it by the Existing Lender and the New Lender. The Agent shall, subject to clause 25.5(b), as soon as reasonably practicable after receipt by it of a duly completed Transfer Certificate appearing on its face to comply with the terms of this Agreement (without independent verification save as to whether the New Lender meets the description set out in clause 25.1(a)) and delivered in accordance with the terms of this Agreement, execute that Transfer Certificate.

(b)
The Agent shall only be obliged to execute a Transfer Certificate delivered to it by the Existing Lender and the New Lender once it is satisfied it has complied with all necessary "know your customer" or other similar checks under all applicable laws and regulations in relation to the transfer to such New Lender.

(c)	Subject to clause 25.9 (Pro rata interest settlement), on the Transfer Date:

(i)
to the extent that in the Transfer Certificate the Existing Lender seeks to transfer by novation its rights and obligations under the Finance Documents each of the Obligors and the Existing Lender shall be released from further obligations towards one another under the Finance Documents and their respective rights against one another under the Finance Documents shall be cancelled (being the "Discharged Rights and Obligations");

(ii)
each of the Obligors and the New Lender shall assume obligations towards one another and/or acquire rights against one another which differ from the Discharged Rights and Obligations only insofar as that Obligor and the New Lender have assumed and/or acquired the same in place of that Obligor and the Existing Lender;

(iii)
the Agent, the Arranger, the New Lender and other Lenders shall acquire the same rights and assume the same obligations between themselves as they would have acquired and assumed had the New Lender been an Original Lender with the rights and/or obligations acquired or assumed by it as a result of the transfer and to that extent the Agent, the Arranger and the Existing Lender shall each be released from further obligations to each other under the Finance Documents; and

(iv)	the New Lender shall become a Party as a "Lender".

25.6	Procedure for assignment

(a)
Subject to the conditions set out in clause 25.2 (Conditions of assignment or transfer) an assignment may be effected in accordance with clause 25.6(c) when the Agent executes an otherwise duly completed Assignment Agreement delivered to it by the Existing Lender and the New Lender. The Agent shall, subject to clause 25.6(b), as soon as reasonably practicable after receipt by it of a duly completed Assignment Agreement appearing on its face to comply with the terms of this Agreement (without independent verification save as to whether the New Lender meets the description set out in clause 25.1(a)) and delivered in accordance with the terms of this Agreement, execute that Assignment Agreement.

(b)
The Agent shall only be obliged to execute an Assignment Agreement delivered to it by the Existing Lender and the New Lender once it is satisfied it has complied with all necessary "know your customer" or other similar checks under all applicable laws and regulations in relation to the assignment to such New Lender.

(c)	Subject to clause 25.9 (Pro rata interest settlement), on the Transfer Date:

(i)	the Existing Lender will assign absolutely to the New Lender the rights under the Finance Documents expressed to be the subject of the assignment in the Assignment Agreement;

(ii)
the Existing Lender will be released by each Obligor and the other Finance Parties from the obligations owed by it (the "Relevant Obligations") and expressed to be the subject of the release in the Assignment Agreement; and

(iii)	the New Lender shall become a Party as a "Lender" and will be bound by obligations equivalent to the Relevant Obligations.

(d)
Lenders may utilise procedures other than those set out in this clause 25.6 to assign their rights under the Finance Documents (but not, without the consent of the relevant Obligor or unless in accordance with clause 25.5 (Procedure for transfer), to obtain a release by that Obligor from the obligations owed to that Obligor by the Lenders nor the assumption of equivalent obligations by a New Lender) provided that they comply with the conditions set out in clause 25.2 (Conditions of assignment or transfer).

25.7	Copy of Transfer Certificate or Assignment Agreement to Company

(a)
The Agent shall, as soon as reasonably practicable after it has executed a Transfer Certificate or an Assignment Agreement, send to the Company a copy of that Transfer Certificate or Assignment Agreement.

(b)
For the avoidance of doubt and notwithstanding any other provision of the Finance Documents, no Obligor shall be responsible for any transfer or assignment costs or expenses incurred by any Finance Party or potential Finance Party.

25.8	Security over Lenders' rights
In addition to the other rights provided to Lenders under this clause 25, each Lender may without consulting with or obtaining consent from any Obligor, at any time charge, assign or otherwise create Security in or over (whether by way of collateral or otherwise) all or any of its rights under any Finance Document to secure obligations of that Lender including, without limitation:

(a)	any charge, pledge, assignment or other Security to secure obligations to a federal reserve or central bank; and

(b)
in the case of any Lender which is a fund, any charge, assignment or other Security granted to any holders (or trustee or representatives of holders) of obligations owed, or securities issued, by that Lender as security for those obligations or securities, except that no such charge, pledge, assignment or Security shall:

(i)
release a Lender from any of its obligations under the Finance Documents or substitute the beneficiary of the relevant charge, pledge, assignment or Security for the Lender as a party to any of the Finance Documents; or

(ii)
require any payments to be made by an Obligor other than or in excess of, or grant to any person any more extensive rights than, those required to be made or granted to the relevant Lender under the Finance Documents.

25.9	Pro rata interest settlement

(a)
If the Agent has notified the Lenders that it is able to distribute interest payments on a "pro rata basis" to Existing Lenders and New Lenders then (in respect of any transfer pursuant to clause 25.5 (Procedure for transfer) or any assignment pursuant to clause 25.6 (Procedure for assignment) the Transfer Date of which, in each case, is after the date of such notification and is not on the last day of an Interest Period):

(i)
any interest or fees in respect of the relevant Loan which are expressed to accrue by reference to the lapse of time shall continue to accrue in favour of the Existing Lender up to but excluding the Transfer Date ("Accrued Amounts") and shall become due and payable to the Existing Lender (without further interest accruing on them) on the last day of the current Interest Period (or, if the Interest Period is longer than six Months, on the next of the dates which falls at six Monthly intervals after the first day of that Interest Period); and

(ii)	the rights assigned or transferred by the Existing Lender will not include the right to the Accrued Amounts, so that, for the avoidance of doubt:

(A)	when the Accrued Amounts become payable, those Accrued Amounts will be payable to the Existing Lender; and

(B)
the amount payable to the New Lender on that date will be the amount which would, but for the application of this clause 25.9, have been payable to it on that date, but after deduction of the Accrued Amounts.

(b)	In this clause 25 references to "Interest Period" shall be construed to include a reference to any other period for accrual of fees.

25.10	Prohibition on Debt Purchase Transactions
The Company shall not, and shall procure that no other Obligor shall , enter into any Debt Purchase Transaction or beneficially own all or any part of the share capital of a company that is a Lender or a party to a Debt Purchase Transaction of the type referred to in paragraphs (b) or (c) of the definition of "Debt Purchase Transaction".

25.11	Disenfranchisement on Debt Purchase Transactions entered into by Sponsor Affiliates

(a)
For so long as a Sponsor Affiliate (i) beneficially owns a Commitment or (ii) has entered into a sub-participation agreement relating to a Commitment or other agreement or arrangement having a substantially similar economic effect and such agreement or arrangement has not been terminated:

(i)
in ascertaining the Majority Lenders or whether any given percentage (including, for the avoidance of doubt, unanimity) of the Total Commitments has been obtained to approve any request for a consent, waiver, amendment or other vote under the Finance Documents such Commitment shall be deemed to be zero; and

(ii)
for the purposes of clause 30.5 (Exceptions), such Sponsor Affiliate or the person with whom it has entered into such sub-participation, other agreement or arrangement shall be deemed not to be a Lender (unless in the case of a person not being a Sponsor Affiliate it is a Lender by virtue otherwise than by beneficially owning the relevant Commitment).

(b)
Each Lender shall, unless such Debt Purchase Transaction is an assignment or transfer, promptly notify the Agent in writing if it knowingly enters into a Debt Purchase Transaction with a Sponsor Affiliate, (a "Notifiable Debt Purchase Transaction"), such notification to be substantially in the form set out in part 1 of schedule 16 (Forms of Notifiable Debt Purchase Transaction Notice).

(c)	A Lender shall promptly notify the Agent if a Notifiable Debt Purchase Transaction to which it is a party:

(i)	is terminated; or

(ii)	ceases to be with a Sponsor Affiliate.

(d)	Such notification to be substantially in the form set out in part 2 of schedule 16 (Forms of Notifiable Debt Purchase Transaction Notice).

(e)	Each Sponsor Affiliate that is a Lender agrees that:

(i)
in relation to any meeting or conference call to which all the Lenders are invited to attend or participate, it shall not attend or participate in the same if so requested by the Agent or, unless the Agent otherwise agrees, be entitled to receive the agenda or any minutes of the same; and

(ii)
in its capacity as Lender, unless the Agent otherwise agrees, it shall not be entitled to receive any report or other document prepared at the behest of, or on the instructions of, the Agent or one or more of the Lenders.

25.12	New Counterparties
Each Borrower may, with the prior written consent of the Agent, appoint:

(a)	another Lender;

(b)	an Affiliate of a Lender; or

(c)	another bank or financial institution approved by the Agent (acting on behalf of all Lenders), to be a Counterparty.

25.13	Restriction note in favour of trustee

(a)
Each German Insurance Lender (if applicable) shall include their relevant full or partial claims under the Loans as well as the land charges and mortgages in each case to be created as security pursuant to schedule 2 paragraph 6 (Security and other Finance Documents) in their coverage assets within the meaning of § 66 VAG.

Such coverage assets shall be blocked for the benefit of the trustee to be appointed pursuant to § 70 VAG and its representative.

(b)
Therefore, any disposition of the relevant claims under the Loans of the German Insurance Lenders in particular any assignment and pledging, shall only be permissible with the prior written consent of the relevant trustee or its representative (§ 72 VAG). In the case of any assignment or pledging, the relevant German Insurance Lender will therefore deliver to the Obligors' Agent, together with the notification of the assignment or pledge, the approval of the trustee or its representative and (where required) copies of all trustee certifications and sample signatures (board of management and trustee).

(c)
Each Obligor agrees to co-operate, at the cost of the relevant German Insurance Lender, in relation to the execution, registration and/or transfer of the land charges and mortgages and other Security created or to be created as security in favour of the German Insurance Lender.

(d)
A restriction note will be registered in the land register under which the relevant German Insurance Lender may only dispose of its relevant land charge or mortgage with the prior written consent of the trustee or its representative.

26.	CHANGES TO THE TRANSACTION OBLIGORS

26.1	Assignments and transfer by Obligors
No Obligor may assign any of its rights or transfer any of its rights or obligations under the Finance Documents.

26.2	Additional Borrower

(a)	The Company may request that Swedish Targetco and Belgian Targetco each becomes an Additional Borrower. Swedish Targetco and Beligan Targetco shall become a Borrower if:

(i)	all the Lenders approve the addition of Swedish Targetco and Belgian Targetco;

(ii)	the Company and each of Swedish Targetco and Belgian Targetco deliver to the Agent a duly completed and executed Accession Deed;

(iii)	each of Swedish Targetco and Belgian Targetco is (or becomes) a Guarantor prior to or at the same time as becoming a Borrower;

(iv)	each of Swedish Targetco and Belgian Targetco is (or becomes) a Guarantor under and as defined in the Italian Facility Guarantee (as defined in the Italian Facility Agreement);

(v)	the Company confirms that no Default is continuing or would occur as a result of Swedish Targetco or Belgian Targetco becoming an Additional Borrower; and

(vi)
the Agent has received all of the documents and other evidence listed in schedule 2 (Conditions Precedent) in relation to Swedish Targetco and Belgian Targetco, each in form and substance satisfactory to the Agent.

(b)
The Agent shall notify the Company and the Lenders promptly upon being satisfied that it has received (in form and substance satisfactory to it) all the relevant documents and other evidence listed in schedule 2 (Conditions Precedent).

26.3	Additional Guarantors

(a)	The Company may request that Swedish Targetco and Belgian Targetco each becomes a Guarantor.

(b)	Swedish Targetco and Belgian Targetco shall each become an Additional Guarantor if:

(i)	the Company and each of Swedish Targetco and Belgian Targetco deliver to the Agent a duly completed and executed Accession Deed; and

(ii)
the Agent has received all of the documents and other evidence listed in schedule 2 (Conditions Precedent) in relation to Swedish Targetco and Belgian Targetco, each in form and substance satisfactory to the Agent.

(c)
The Agent shall notify the Company and the Lenders promptly upon being satisfied that it has received (in form and substance satisfactory to it) all the relevant documents and other evidence listed in schedule 2 (Conditions Precedent).

26.4	Resignation of a Borrower

(a)	The Company may request that a Borrower ceases to be a Borrower by delivering to the Agent a Resignation Letter.

(b)	The Agent shall accept a Resignation Letter and notify the Company and the Lenders of its acceptance if:

(i)	no Event of Default is continuing or would result from the acceptance of the Resignation Letter (and the Company has confirmed this is the case);

(ii)	the Borrower is under no actual or contingent obligations (other than under clause 18 (Guarantee and indemnity)) under any Finance Document;

(iii)	the Borrower also resigns as a Guarantor and as Guarantor under the Italian Facility Agreement;

(iv)	either:

(C)	the Borrower has ceased to have an interest in any Charged Property and all the Lenders have consented to the Company's request; or

(D)	the Company is disposing of its shares in the Borrower in accordance with clause 22.4 (Disposals).

(c)	On acceptance by the Agent of a Resignation Letter the relevant Borrower shall cease to be a Borrower and shall have no further rights or obligations under the Finance Documents.

26.5	Resignation of a Guarantor

(a)	The Company may request that a Guarantor (other than the Company) ceases to be a Guarantor by delivering to the Agent a Resignation Letter.

(b)	The Agent shall accept a Resignation Letter and notify the Company and the Lenders of its acceptance if:

(i)	no Event of Default is continuing or would result from the acceptance of the Resignation Letter (and the Company has confirmed this is the case);

(ii)	the Guarantor is under no actual or contingent obligations (other than under clause 18 (Guarantee and indemnity)) under any Finance Document;

(iii)	the Guarantor also resigns as a Borrower and as a Guarantor in each case under and as defined in the Italian Facility Agreement;

(iv)	either:

(E)	the Guarantor has ceased to have an interest in any Charged Property and all the Lenders have consented to the Company's request; or

(F)	the Company is disposing of its shares in the Guarantor in accordance with clause 22.4 (Disposals).

(c)	On acceptance by the Agent of a Resignation Letter the relevant Guarantor shall cease to be a Guarantor and shall have no further rights or obligations under the Finance Documents.

26.6	Release of security

(a)
If a Borrower has ceased to be a Borrower in a manner allowed by this Agreement and has no further rights or obligations under the Finance Documents, any security created by that Borrower over its assets under the Security Documents will be released.

(b)	If a disposal of any asset subject to security created by a Security Document is made in the following circumstances:

(i)	the disposal is permitted by the terms of this Agreement;

(ii)	all the Lenders agree to the disposal;

(iii)
the disposal is being made at the request of the Security Agent (or the English Security Agent, as appropriate) in circumstances where any security created by the Security Documents has become enforceable; or

(iv)	the disposal is being effected by enforcement of a Security Document, the Security Agent (or English Security Agent, as the case may be) may release the asset(s) being disposed of (and, in the case of a disposal of shares in a Borrower which results in it or any of its Subsidiaries ceasing to be a member of the Group, all the assets of that Borrower and those Subsidiaries) from any security over those assets created by a Security Document. However, the proceeds of any disposal (or an amount corresponding to them) must be applied in accordance with the requirements of the Finance Documents (if any).

(c)
Any release under this clause 26.6 (Release of security) will not become effective until the date of the relevant disposal (and in relation to a disposal permitted pursuant to clause 22.4 (Disposals) only after the Disposal Proceeds have been received by the Agent in cleared funds in accordance with clause 22.4(d) or otherwise in accordance with the consent of the Majority Lenders.

(d)
If the Security Agent (or English Security Agent, as the case may be) is satisfied that a release is allowed under this clause, (at the request and expense of the Company) each Finance Party must enter into any document and do all such other things which are reasonably required to achieve that release. Each other Finance Party irrevocably authorises the Security Agent and the English Security Agent (where appropriate) to enter into any such document. Any release will not affect the obligations of any other Obligor under the Finance Documents.

26.7	Additional Subordinated Creditors

(a)	The Company may request that any person becomes a Subordinated Creditor, with the prior approval of the Agent, by delivering to the Agent:

(i)	a duly executed Subordination Agreement;

(ii)	a duly executed Subordinated Creditor's Security Agreement; and

(iii)
such constitutional documents, corporate authorisations and other documents and matters as the Agent may reasonably require, in form and substance satisfactory to the Agent, to verify that the person's obligations are legally binding, valid and enforceable and to satisfy any applicable legal and regulatory requirements.

(b)
A person referred to in clause 26.7(a) will become a Subordinated Creditor on the date the Agent enters into the Subordination Agreement and the Subordinated Creditor's Security Agreement delivered under clause 26.7(a).

SECTION 11
THE FINANCE PARTIES

27.	ROLE OF THE AGENT, AND THE ARRANGER AND THE REFERENCE BANKS

27.1	The Agent

(a)	Each of the Arranger and the Lenders appoints the Agent to act as its agent under and in connection with the Finance Documents.

(b)
Each of the Finance Parties authorises the Agent to perform the duties, obligations and responsibilities and to exercise the rights, powers, authorities and discretions specifically given to the Agent under or in connection with the Finance Documents together with any other incidental rights, powers, authorities and discretions.

27.2	Enforcement through Security Agent only

(a)
Subject to paragraph (b) below the Finance Parties shall not have any independent power to enforce, or have recourse to, any of the Transaction Security or to exercise any right, power, authority or discretion arising under the Security Documents except through the Security Agent.

(b)
If a Lender intends to exercise any of its rights under clause 24.18 (Acceleration) as a result of the occurrence of any event of default pursuant to clauses 24.1 (Non-payment), 24.6 (Insolvency), 24.7 (Insolvency proceedings) or 24.8 (Creditors' process) (the "Notifying Lender"), it will immediately notify the other Finance Parties and the Company.

(c)
Following such notification, the Finance Parties and the Company shall, for a period of up to 1 month (the "Negotiation Period") use reasonable efforts to agree on a strategy for the payment and discharge of the Loan and the enforcement of any Transaction Security (a "Recovery Strategy").

(d)
If the Finance Parties and the Company are not able to agree on a Recovery Strategy within the Negotiation Period, the Notifying Lender shall be entitled to exercise or to direct the Agent to exercise its rights under clause 24.18 (Acceleration) and to direct the Security Agent to enforce the Transaction Security (with the exception of any Security over the Properties).

(e)
Notwithstanding 27.2(a) above, the Lenders hereby consent to the enforcement of the other Transaction Security by the Agent as described in 27.2(d). In addition, the Lenders hereby irrevocably authorise each other Lender separately on their behalf to take all relevant enforcement steps required in connection with any mortgage on any Property. Each Lender hereby undertakes vis-à-vis the other Lenders to provide such authorisation only in circumstances where no agreement for a Recovery Strategy has been reached within the Negotiation Period.

27.3	Right to acquire

(a)
Any Lender which intends to terminate its Loans (or parts thereof) in accordance with clause 27.2(b) (the "Terminating Lender") is obliged to transfer its relevant Loans (or parts thereof) and any other corresponding rights and claims under and in connection with the Finance Documents to the other Lenders for payment of the full consideration if

(i)	the other Lenders (or any of them) (each a "Purchasing Lender") request such transfer in writing within the Negotiating Period; and

(ii)	it is ensured that

(A)
the Purchasing Lenders acquire all relevant Loans (or parts thereof) of the Terminating Lender and any other corresponding rights and claims under and in connection with the Finance Documents for a consideration which corresponds to the rights and claims of the Terminating Lender under and in connection with the Finance Documents; and

(B)	the aforementioned consideration is paid in full by the Purchasing Lenders to the Terminating Lender within the Negotiating Period.

(b)
The transfer obligation in clause 27.3(a) shall not apply if within the Negotiating Period (i) the Terminating Lender and the other Lenders agree on a restructuring or enforcement concept, (ii) the Terminating Lender refrains from its intention to terminate the Loans or (iii) the other Lenders also decide to terminate their Loans.

27.4	Instructions

(a)	The Agent shall:

(i)
unless a contrary indication appears in a Finance Document, exercise or refrain from exercising any right, power, authority or discretion vested in it as Agent in accordance with any instructions given to it by:

(A)	all Lenders if the relevant Finance Document stipulates the matter is an all Lender decision; and

(B)	in all other cases, the Majority Lenders; and

(ii)
not be liable for any act (or omission) if it acts (or refrains from acting) in accordance with clause 27.4(a)(i) (or, if this Agreement stipulates the matter is a decision for any other Finance Party or group of Finance Parties, from that Finance Party or group of Finance Parties).

(b)
The Agent shall be entitled to request instructions, or clarification of any instruction, from the Majority Lenders (or, if the relevant Finance Document stipulates the matter is a decision for any other Finance Party or group of Finance Parties, from that Finance Party or group of Finance Parties) as to whether, and in what manner, it should exercise or refrain from exercising any right, power, authority or discretion and the Agent may refrain from acting unless and until it receives any such instructions or clarification that it has requested.

(c)
Save in the case of decisions stipulated to be a matter for any other Finance Party or group of Finance Parties under the relevant Finance Document and unless a contrary indication appears in a Finance Document, any instructions given to the Agent by the Majority Lenders shall override any conflicting instructions given by any other Parties and will be binding on all Finance Parties.

(d)	Clause 27.4(a) shall not apply:

(i)	where a contrary indication appears in a Finance Document;

(ii)	where a Finance Document requires the Agent to act in a specified manner or to take a specified action;

(iii)
in respect of any provision which protects the Agent's own position in its personal capacity as opposed to its role of Agent for the relevant Finance Parties including, without limitation, clause 27.7 (No fiduciary duties) to clause 27.12 (Exclusion of liability, clause 27.15 (Confidentiality) or Replacement of the Agent.

(e)
If giving effect to instructions given by the Majority Lenders would (in the Agent's opinion) have an effect equivalent to an amendment or waiver referred to in clause 37 (Amendments and waivers), the Agent shall not act in accordance with those instructions unless consent to it so acting is obtained from each Party (other than the Agent) whose consent would have been required in respect of that amendment or waiver.

(f)
In exercising any discretion to exercise a right, power or authority under the Finance Documents where it has not received any instructions as to the exercise of that discretion, the Agent shall do so having regard to the interests of all the Finance Parties.

(g)
The Agent may refrain from acting in accordance with any instructions of any Finance Party or group of Finance Parties until it has received any indemnification and/or security that it may in its discretion require (which may be greater in extent than that contained in the Finance Documents and which may include payment in advance) for any cost, loss or liability (together with any applicable VAT) which it may incur in complying with those instructions.

(h)
Without prejudice to the remainder of this clause 27.4 (Instructions), in the absence of instructions, the Agent may act (or refrain from acting) as it considers to be in the best interest of the Finance Parties.

(i)
The Agent is not authorised to act on behalf of a Finance Party (without first obtaining that Finance Party's consent) in any legal or arbitration proceedings relating to any Finance Document. This clause 27.4(i) shall not apply to any legal or arbitration proceeding relating to the perfection, preservation or protection of rights under the Transaction Security Documents or enforcement of the Transaction Security or Transaction Security Documents.

27.5	Duties of the Agent

(a)	The duties of the Agent under the Finance Documents are solely mechanical and administrative in nature.

(b)
Subject to clause 27.5(c), the Agent shall promptly forward to a Party the original or a copy of any document which is delivered to the Agent, Security Agent or English Security Agent (as applicable) for that Party by any other Party.

(c)	Without prejudice to clause 25.7 (Copy of Transfer Certificate or Assignment Agreement to Company), clause 27.5(b) shall not apply to any Transfer Certificate or any Assignment Agreement.

(d)	Except where a Finance Document specifically provides otherwise, the Agent is not obliged to review or check the adequacy, accuracy or completeness of any document it forwards to another Party.

(e)
If the Agent receives notice from a Party referring to any Finance Document, describing a Default and stating that the circumstance described is a Default, it shall promptly notify the other Finance Parties.

(f)
If the Agent is aware of the non-payment of any principal, interest, commitment fee or other fee payable to a Finance Party (other than the Agent, the Arranger, the Security Agent or the English Security Agent) under this Agreement it shall promptly notify the other Finance Parties.

(g)
The Agent shall provide to the Company, within 10 Business Days of a request by the Company (but no more frequently than once per calendar month), a list (which may be in electronic form) setting out the names of the Lenders as at the date of that request, their respective Commitments, the address and fax number (and the department or officer, if any, for whose attention any communication is to be made) of each Lender for any communication to be made or document to be delivered under or in connection with the Finance Documents, the electronic mail address and/or any other information required to enable the sending and receipt of information by electronic mail or other electronic means to and by each Lender to whom any communication under or in connection with the Finance Documents may be made by that means and the account details of each Lender for any payment to be distributed by the Agent to that Lender under the Finance Documents.

(h)	The Agent shall have only those duties, obligations and responsibilities expressly specified in the Finance Documents to which it is expressed to be a party (and no others shall be implied).

27.6	Role of the Arranger
Except as specifically provided in the Finance Documents, the Arranger has no obligations of any kind to any other Party under or in connection with any Finance Document.

27.7	No fiduciary duties

(a)	Nothing in any Finance Document constitutes the Agent or the Arranger as a trustee or fiduciary of any other person.

(b)	Neither the Agent nor the Arranger shall be bound to account to any other Finance Party for any sum or the profit element of any sum received by it for its own account.

27.8	Business with the Group
The Agent and the Arranger may accept deposits from, lend money to and generally engage in any kind of banking or other business with any Transaction Obligor or Affiliate of a Transaction Obligor.

27.9	Rights and discretions

(a)	The Agent may:

(i)	rely on any representation, communication, notice or document believed by it to be genuine, correct and appropriately authorised;

(ii)	assume that:

(A)	any instructions received by it from the Majority Lenders, any Finance Parties or any group of Finance Parties are duly given in accordance with the terms of the Finance Documents; and

(B)	unless it has received notice of revocation, that those instructions have not been revoked; and

(iii)	rely on a certificate from any person:

(A)	as to any matter of fact or circumstance which might reasonably be expected to be within the knowledge of that person; or

(B)	to the effect that such person approves of any particular dealing, transaction, step, action or thing, as sufficient evidence that that is the case and, in the case of clause 27.9(a)(ii)(A), may assume the truth and accuracy of that certificate.

(b)	The Agent may assume (unless it has received notice to the contrary in its capacity as agent for the Finance Parties ) that:

(i)	no Default has occurred (unless it has actual knowledge of a Default arising under clause 24.1 (Non-payment));

(ii)	any right, power, authority or discretion vested in any Party or any group of Finance Parties has not been exercised; and

(iii)	any notice or request made by the Company (other than a Utilisation Request) is made on behalf of and with the consent and knowledge of all the Transaction Obligors.

(c)	The Agent may engage and pay for the advice or services of any lawyers, accountants, tax advisers, surveyors or other professional advisers or experts.

(d)
Without prejudice to the generality of clause 27.9(c) or clause 27.9(e), the Agent may at any time engage and pay for the services of any lawyers to act as independent counsel to the Agent (and so separate from any lawyers instructed by the Lenders) if the Agent in its reasonable opinion deems this to be desirable.

(e)
The Agent may rely on the advice or services of any lawyers, accountants, tax advisers, surveyors or other professional advisers or experts (whether obtained by the Agent or by any other Party) and shall not be liable for any damages, costs or losses to any person, any diminution in value or any liability whatsoever arising as a result of its so relying.

(f)	The Agent may act in relation to the Finance Documents and the Security Property through its officers, employees and agents and shall not:

(i)	be liable for any error of judgment made by any such person; or

(ii)	be bound to supervise, or be in any way responsible for any loss incurred by reason of misconduct, omission or default on the part, of any such person, unless such error or such loss was directly caused by the Agent's gross negligence or wilful misconduct.

(g)
Unless a Finance Document expressly provides otherwise the Agent may disclose to any other Party any information it reasonably believes it has received as agent or security trustee under the Finance Documents.

(h)
Without prejudice to the generality of clause 27.10(g), the Agent may disclose the identity of a Defaulting Lender to the other Finance Parties and the Company and shall disclose the same upon the written request of the Company or the Majority Lenders.

(i)
Notwithstanding any other provision of any Finance Document to the contrary, neither the Agent, nor the Arranger is obliged to do or omit to do anything if it would, or might in its reasonable opinion, constitute a breach of any law or regulation or a breach of a fiduciary duty or duty of confidentiality.

(j)
Notwithstanding any provision of any Finance Document to the contrary, none of the Agent, the Security Agent or English Security Agent is obliged to expend or risk its own funds or otherwise incur any financial liability in the performance of its duties, obligations or responsibilities or the exercise of any right, power, authority or discretion if it has grounds for believing the repayment of such funds or adequate indemnity against, or security for, such risk or liability is not reasonably assured to it.

27.10	Responsibility for documentation
Neither the Agent nor the Arranger, is responsible or liable for:

(a)
the adequacy, accuracy or completeness of any information (whether oral or written) supplied by the Agent, the Arranger, a Transaction Obligor or any other person in or in connection with any Finance Document or the Property Reports or the transactions contemplated in the Finance Documents or any other agreement, arrangement or document entered into, made or executed in anticipation of, under or in connection with any Finance Document; or

(b)
the legality, validity, effectiveness, adequacy or enforceability of any Finance Document or any other agreement, arrangement or document entered into, made or executed in anticipation of, under or in connection with any Finance Document; or

(c)
any determination as to whether any information provided or to be provided to any Finance Party is non-public information the use of which may be regulated or prohibited by applicable law or regulation relating to insider dealing or otherwise.

27.11	No duty to monitor
The Agent shall not be bound to enquire:

(a)	whether or not any Default has occurred;

(b)	as to the performance, default or any breach by any Party of its obligations under any Finance Document; or

(c)	whether any other event specified in any Finance Document has occurred.

27.12	Exclusion of liability

(a)
Without limiting clause 27.12(b) (and without prejudice to any other provision of any Finance Document excluding or limiting the liability of the Agent), the Agent will not be liable (including, without limitation, for negligence or any other category of liability whatsoever) for:

(i)
any damages, costs or losses to any person, any diminution in value, or any liability whatsoever arising as a result of taking or not taking any action under or in connection with any Finance Document, unless directly caused by its gross negligence or wilful misconduct;

(ii)
exercising, or not exercising, any right, power, authority or discretion given to it by, or in connection with, any Finance Document, or any other agreement, arrangement or document entered into, made or executed in anticipation of, under or in connection with, any Finance Document;

(iii)	without prejudice to the generality of clauses 27.12(a)(i) and 27.12(a)(ii), any damages, costs or losses to any person, any diminution in value or any liability whatsoever arising as a result of:

(G)	any act, event or circumstance not reasonably within its control; or

(H)	the general risks of investment in, or the holding of assets in, any jurisdiction, including (in each case and without limitation) such damages, costs, losses, diminution in value or liability arising as a result of: nationalisation, expropriation or other governmental actions; any regulation, currency restriction, devaluation or fluctuation; market conditions affecting the execution or settlement of transactions or the value of assets (including any Disruption Event); breakdown, failure or malfunction of any third party transport, telecommunications, computer services or systems; natural disasters or acts of God; war, terrorism, insurrection or revolution; or strikes or industrial action.

(b)
No Party (other than the Agent) may take any proceedings against any officer, employee or agent of the Agent, in respect of any claim it might have against the Agent or in respect of any act or omission of any kind by that officer, employee or agent in relation to any Finance Document and any officer, employee or agent of the Agent may rely on this clause 27.12 subject to clause 1.4 and the provisions of the Third Parties Act.

(c)	The Agent will not be liable for any delay (or any related consequences) in crediting an account with an amount required under the Finance Documents to be paid by the Agent if the Agent has taken all necessary steps as soon as reasonably practicable to comply with the regulations or operating procedures of any recognised clearing or settlement system used by the Agent for that purpose.

(d)	Nothing in this Agreement shall oblige the Agent or the Arranger to carry out:

(i)	any "know your customer" or other checks in relation to any person; or

(ii)	any check on the extent to which any transaction contemplated by this Agreement might be unlawful for any Finance Party, on behalf of any Finance Party and each Finance Party confirms to the Agent and the Arranger that it is solely responsible for any such checks it is required to carry out and that it may not rely on any statement in relation to such checks made by the Agent or the Arranger.

(e)
Without prejudice to any provision of any Finance Document excluding or limiting the liability of the Agent shall be limited to the amount of actual loss which has been finally judicially determined to have been suffered (as determined by reference to the date of default of the Agent or, if later, the date on which the loss arises as a result of such default) but without reference to any special conditions or circumstances known to the Agent at any time which increase the amount of that loss. In no event shall the Agent be liable for any loss of profits, goodwill, reputation, business opportunity or anticipated saving, or for special, punitive, indirect or consequential damages, whether or not the Agent has been advised of the possibility of such loss or damages.

27.13	Lenders' indemnity to the Agent

(a)
Each Lender shall (in proportion to its share of the Total Commitments or, if the Total Commitments are then zero, to its share of the Total Commitments immediately prior to their reduction to zero) indemnify the Agent within 3 Business Days of demand, against any cost, loss or liability (including, without limitation, for negligence or any other category of liability whatsoever) incurred by any of them (otherwise than by reason of the Agent's gross negligence or wilful misconduct) (or, in the case of any cost, loss or liability pursuant to clause 31.10(b) notwithstanding the Agent's negligence, gross negligence or any other category of liability whatsoever but not including any claim based on the fraud of the Agent) in acting as Agent under the Finance Documents (unless the relevant Agent has been reimbursed by an Obligor pursuant to a Finance Document).

(b)	Subject to clause 27.13(c), the Company shall promptly within 3 Business Days of demand reimburse any Lender for any payment that Lender makes to the Agent.

(c)
Clause 27.13(b) shall not apply to the extent that the indemnity payment in respect of which the Lender claims reimbursement relates to a liability of the Agent to an Obligor or a cost, loss or liability which an Obligor would not otherwise be required to pay to the Agent under the Finance Document.

27.14	Resignation of the Agent

(a)	The Agent may resign and appoint one of its Affiliates as successor by giving notice to the other Finance Parties and the Company.

(b)
Alternatively the Agent may resign by giving 30 days' notice to the other Finance Parties and the Company, in which case the Majority Lenders (after consultation with the other Finance Parties and the Company) may appoint a successor Agent.

(c)
If the Majority Lenders have not appointed a successor Agent in accordance with clause 27.14(b) within 20 days after notice of resignation was given, the retiring Agent (after consultation with the other Finance Parties and Company) may appoint a successor Agent.

(d)
If the Agent wishes to resign because (acting reasonably) it has concluded that it is no longer appropriate for it to remain as agent and the Agent is entitled to appoint a successor Agent under clause 27.14(c), the Agent may (if it concludes (acting reasonably) that it is necessary to do so in order to persuade the proposed successor Agent to become a party to this Agreement as Agent) agree with the proposed successor Agent amendments to this clause 27 and any other term of this Agreement dealing with the rights or obligations of the Agent consistent with then current market practice for the appointment and protection of corporate trustees together with any reasonable amendments to the agency fee payable under this Agreement which are consistent with the successor Agent's normal fee rates and those amendments will bind the Parties.

(e)
The retiring Agent shall, make available to the successor Agent such documents and records and provide such assistance as the successor Agent may reasonably request for the purposes of performing its functions as Agent under the Finance Documents. The Company shall, within 3 Business Days of demand, reimburse the retiring Agent for the amount of all costs and expenses (including legal fees) properly incurred by it in making available such documents and records and providing such assistance.

(f)	The resignation notice of the Agent shall only take effect upon the appointment of a successor.

(g)
Upon the appointment of a successor, the retiring Agent shall be discharged from any further obligation in respect of the Finance Documents (other than its obligations under clause 27.14(e)ý above) but shall remain entitled to the benefit of clause 14.3 (Indemnity to the Agent), clause 14.4 (Indemnity to the Security Agent) and this clause 27 (and any fees for the account of the retiring Agent shall cease to accrue from (and shall be payable on) that date). Any successor and each of the other Parties shall have the same rights and obligations amongst themselves as they would have had if such successor had been an original Party.

(h)
After consultation with the Company, the Majority Lenders may, by giving 30 days' notice to the Agent, require it to resign in accordance with clause  27.14(b) In this event, the Agent shall resign in accordance with clause 27.14(b) but the cost referred to in clause 27.14(e) shall be for the account of the Company.

(i)
The Agent shall resign in accordance with clause 27.14(b) (and, to the extent applicable, shall use reasonable endeavours to appoint a successor Agent pursuant to clause 27.14(c)) if on or after the date which is three months before the earliest FATCA Application Date relating to any payment to the Agent under the Finance Documents, either:

(i)
the Agent fails to respond to a request under clause 12.8 (FATCA Information) and a Lender reasonably believes that the Agent will not be (or will have ceased to be) a FATCA Exempt Party on or after that FATCA Application Date;

(ii)
the information supplied by the Agent pursuant to clause 12.8 (FATCA Information) indicates that the Agent will not be (or will have ceased to be) a FATCA Exempt Party on or after that FATCA Application Date; or

(iii)	the Agent notifies the Company and the Lenders that the Agent will not be (or will have ceased to be) a FATCA Exempt Party on or after that FATCA Application Date, and (in each case) a Lender reasonably believes that a Party will be required to make a FATCA Deduction that would not be required if the Agent were a FATCA Exempt Party, and that Lender, by notice to the Agent, requires it to resign.

27.15	Replacement of the Agent

(a)
After consultation with the Company, the Majority Lenders may, by giving 30 days' notice to the Agent (or, at any time the Agent is an Impaired Agent, by giving any shorter notice determined by the Majority Lenders) replace the Agent by appointing a successor Agent.

(b)
The retiring Agent shall (at its own cost if it is an Impaired Agent and otherwise at the expense of the Lenders) make available to the successor Agent such documents and records and provide such assistance as the successor Agent may reasonably request for the purposes of performing its functions as Agent under the Finance Documents.

(c)
The appointment of the successor Agent shall take effect on the date specified in the notice from the Majority Lenders to the retiring Agent. As from this date, the retiring Agent shall be discharged from any further obligation in respect of the Finance Documents but shall remain entitled to the benefit of this clause 27 (and any agency fees for the account of the retiring Agent shall cease to accrue from (and shall be payable on) that date).

(d)	Any successor Agent and each of the other Parties shall have the same rights and obligations amongst themselves as they would have had if such successor had been an original Party.

27.16	Confidentiality

(a)
In acting as agent or trustee for the Finance Parties, the Agent shall be regarded as acting through its agency division which shall be treated as a separate entity from any other of its divisions or departments.

(b)	If information is received by another division or department of the Agent it may be treated as confidential to that division or department and the Agent shall not be deemed to have notice of it.

27.17	Relationship with the other Finance Parties

(a)
Subject to clause 25.9 (Pro rata interest settlement), the Agent may treat the person shown in its records as Lender at the opening of business (in the place of the Agent's principal office as notified to the Finance Parties from time to time) as the Lender acting through its Facility Office:

(i)	entitled to or liable for any payment due under any Finance Document on that day; and

(ii)	entitled to receive and act upon any notice, request, document or communication or make any decision or determination under any Finance Document made or delivered on that day, unless it has received not less than 5 Business Days' prior notice from that Lender to the contrary in accordance with the terms of this Agreement.

(b)
Any Lender may by notice to the Agent appoint a person to receive on its behalf all notices, communications, information and documents to be made or despatched to that Lender under the Finance Documents. Such notice shall contain the address, fax number and (where communication by electronic mail or other electronic means is permitted under clause 33.6 (Electronic communication)) electronic mail address and/or any other information required to enable the sending and receipt of information by that means (and, in each case, the department or officer, if any, for whose attention communication is to be made) and be treated as a notification of a substitute address, fax number, electronic mail address, department and officer by that Lender for the purposes of clause 33.2 (Addresses) and clause 33.6(a)(i) and the Agent shall be entitled to treat such person as the person entitled to receive all such notices, communications, information and documents as though that person were that Lender.

27.18	Credit appraisal by the Lenders
Without affecting the responsibility of any Obligor for information supplied by it or on its behalf in connection with any Finance Document, each Lender confirms to the Agent and the Arranger that it has been, and will continue to be, solely responsible for making its own independent appraisal and investigation of all risks arising under or in connection with any Finance Document including but not limited to:

(a)	the financial condition, status and nature of each member of the Group;

(b)
the legality, validity, effectiveness, adequacy or enforceability of any Finance Document, the Security Property and any other agreement, arrangement or document entered into, made or executed in anticipation of, under or in connection with any Finance Document or the Security Property;

(c)
whether that Finance Party has recourse, and the nature and extent of that recourse, against any Party or any of its respective assets under or in connection with any Finance Document, the Security Property, the transactions contemplated by the Finance Documents or any other agreement, arrangement or document entered into, made or executed in anticipation of, under or in connection with any Finance Document or the Security Property;

(d)
the adequacy, accuracy or completeness of the Property Reports and any other information provided by the Agent, the Security Agent, the English Security Agent, any Party or by any other person under or in connection with any Finance Document, the transactions contemplated by any Finance Document or any other agreement, arrangement or document entered into, made or executed in anticipation of, under or in connection with any Finance Document; and

(e)
the right or title of any person in or to, or the value or sufficiency of any part of the Security Assets, the priority of any of the Transaction Security or the existence of any Security affecting the Security Assets.

27.19	Reference Banks
The Agent shall (if so instructed by the Majority Lenders and in consultation with the Company) replace a Reference Bank with another bank or financial institution.

27.20	Deduction from amounts payable by the Agent
If any Party (other than a German Insurance Lender) owes an amount to the Agent under the Finance Documents the Agent may, after giving notice to that Party, deduct an amount not exceeding that amount from any payment to that Party which the Agent would otherwise be obliged to make under the Finance Documents and apply the amount deducted in or towards satisfaction of the amount owed. For the purposes of the Finance Documents that Party shall be regarded as having received any amount so deducted.

27.21	Reliance and engagement letters
Each Finance Party and Secured Party confirms that each of the Arranger and the Agent has authority to accept on its behalf (and ratifies the acceptance on its behalf of any letters or reports already accepted by the Arranger or the Agent) the terms of any reliance letter or engagement letters relating to the Property Reports or any reports or letters provided by accountants, auditors or providers of due diligence reports in connection with the Finance Documents or the transactions contemplated in the Finance Documents and to bind it in respect of those Property Reports, reports or letters and to sign such letters on its behalf and further confirms that it accepts the terms and qualifications set out in such letters.

28.	APPLICATION OF PROCEEDS

28.1	Order of application
Subject to clause 28.2 (Prospective liabilities), all amounts from time to time received or recovered by the Security Agent or the English Security Agent pursuant to the terms of any Finance Document or in connection with the realisation or enforcement of all or any part of the Transaction Security (for the purposes of this clause 28, the "Recoveries") shall be held by the Security Agent and the English Security Agent (as appropriate) on trust to apply them at any time as the Security Agent (in its discretion) sees fit, to the extent permitted by applicable law (and subject to the provisions of this clause 28), in the following order:

(a)	in discharging any sums owing to the Security Agent, the English Security Agent any Receiver or any Delegate;

(b)
in payment of all costs and expenses incurred by the Agent or any Secured Party in connection with any realisation or enforcement of the Transaction Security taken in accordance with the terms of this Agreement; and

(c)	in payment to the Agent for application in accordance with clause 31.6 (Partial payments).

28.2	Prospective liabilities
Following acceleration the Security Agent (or the English Security Agent, as appropriate) may, in its discretion, hold any amount of the Recoveries in an interest bearing suspense or impersonal account(s) in the name of the Security Agent (or the English Security Agent, as appropriate) with such financial institution (including itself) and for so long as the Security Agent (or English

Security Agent) shall think fit (the interest being credited to the relevant account) for later application under clause 28.1 (Order of application) in respect of:

(a)	any sum to the Security Agent, English Security Agent, any Receiver or any Delegate; and

(b)	any part of the Secured Liabilities,
that the Security Agent (or English Security Agent, where applicable) reasonably considers, in each case, might become due or owing at any time in the future.

28.3	Investment of proceeds
Prior to the application of the proceeds of the Recoveries in accordance with clause 28.1 (Order of application) the Security Agent (or the English Security Agent, as applicable) may, in its discretion, hold all or part of those proceeds in an interest bearing suspense or impersonal account(s) in the name of the Security Agent (or the English Security Agent, as applicable) with such financial institution (including itself) and for so long as the Security Agent (or the English Security Agent, as applicable) shall think fit (the interest being credited to the relevant account) pending the application from time to time of those moneys in the Security Agent's (or the English Security Agent's, as applicable) discretion in accordance with the provisions of this clause 28.3.

28.4	Currency Conversion

(a)
For the purpose of, or pending the discharge of, any of the Secured Liabilities the Security Agent (or the English Security Agent, as applicable) may convert any moneys received or recovered by the Security Agent (or the English Security Agent, as applicable) from one currency to another, at a market rate of exchange.

(b)	The obligations of any Transaction Obligor to pay in the due currency shall only be satisfied to the extent of the amount of the due currency purchased after deducting the costs of conversion.

28.5	Permitted Deductions
The Security Agent (or the English Security Agent, as applicable) shall be entitled, in its discretion:

(a)
to set aside by way of reserve amounts required to meet, and to make and pay, any deductions and withholdings (on account of taxes or otherwise) which it is or may be required by any applicable law to make from any distribution or payment made by it under this Agreement; and

(b)
to pay all Taxes which may be assessed against it in respect of any of the Security Assets, or as a consequence of performing its duties, or by virtue of its capacity as Security Agent (or as English Security Agent, as applicable) under any of the Finance Documents or otherwise (other than in connection with its remuneration for performing its duties under this Agreement).

28.6	Good Discharge

(a)
Any payment to be made in respect of the Secured Liabilities by the Security Agent (or by the English Security Agent, as applicable) may be made to the Agent on behalf of the Finance Parties and any payment made in that way shall be a good discharge, to the extent of that payment, by the Security Agent (or by the English Security Agent, as applicable).

(b)
The Security Agent (or the English Security Agent, as applicable) is under no obligation to make the payments to the Agent under clause 28.6(a) in the same currency as that in which the obligations and liabilities owing to the relevant Finance Party are denominated.

29.	CONDUCT OF BUSINESS BY THE FINANCE PARTIES
No provision of this Agreement will:

(a)	interfere with the right of any Finance Party to arrange its affairs (tax or otherwise) in whatever manner it thinks fit;

(b)	oblige any Finance Party to investigate or claim any credit, relief, remission or repayment available to it or the extent, order and manner of any claim; or

(c)	oblige any Finance Party to disclose any information relating to its affairs (tax or otherwise) or any computations in respect of Tax.

30.	SHARING AMONG THE FINANCE PARTIES

30.1	Payments to Finance Parties
If a Finance Party (a "Recovering Finance Party") receives or recovers any amount from an Obligor other than in accordance with clause 31 (Payment mechanics) (a "Recovered Amount") and applies that amount to a payment due under the Finance Documents then:

(a)	the Recovering Finance Party shall, within 3 Business Days, notify details of the receipt or recovery to the Agent;

(b)
the Agent shall determine whether the receipt or recovery is in excess of the amount the Recovering Finance Party would have been paid had the receipt or recovery been received or made by the Agent and distributed in accordance with clause 31 (Payment mechanics), without taking account of any Tax which would be imposed on the Agent in relation to the receipt, recovery or distribution; and

(c)
the Recovering Finance Party shall, within 3 Business Days of demand by the Agent, pay to the Agent an amount (the "Sharing Payment") equal to such receipt or recovery less any amount which the Agent determines may be retained by the Recovering Finance Party as its share of any payment to be made, in accordance with clause 31.6 (Partial payments).

30.2	Redistribution of payments
The Agent shall treat the Sharing Payment as if it had been paid by the relevant Obligor and distribute it between the Finance Parties (other than the Recovering Finance Party) in accordance with clause 31.6 (Partial payments).

30.3	Recovering Finance Party's rights
On a distribution by the Agent under clause 30.2 (Redistribution of payments) of a payment received by a Recovering Finance Party from an Obligor, as between the relevant Obligor and the Recovering Finance Party, an amount of the Recovered Amount equal to the Sharing Payment will be treated as not having been paid by that Obligor.

30.4	Reversal of redistribution
If any part of the Sharing Payment received or recovered by a Recovering Finance Party becomes repayable and is repaid by that Recovering Finance Party, then:

(a)
each Finance Party which has received a share of the relevant Sharing Payment pursuant to clause 30.2 (Redistribution of payments) shall, upon request of the Agent, pay to the Agent for the account of that Recovering Finance Party an amount equal to the appropriate part of its share of the Sharing Payment (together with an amount as is necessary to reimburse that Recovering Finance Party for its proportion of any interest on the Sharing Payment which that Recovering Finance Party is required to pay) (the "Redistributed Amount"); and

(b)	as between the relevant Obligor and each relevant Sharing Finance Party, an amount equal to the relevant Redistributed Amount will be treated as not having been paid by that Obligor.

30.5	Exceptions

(a)
This clause 30 shall not apply to the extent that the Recovering Finance Party would not, after making any payment pursuant to this clause, have a valid and enforceable claim against the relevant Obligor.

(b)
A Recovering Finance Party is not obliged to share with any other Finance Party any amount which the Recovering Finance Party has received or recovered as a result of taking legal or arbitration proceedings, if:

(i)	it notified that other Finance Party of the legal or arbitration proceedings; and

(ii)
that other Finance Party had an opportunity to participate in those legal or arbitration proceedings but did not do so as soon as reasonably practicable having received notice and did not take separate legal or arbitration proceedings.

SECTION 12
ADMINISTRATION

31.	PAYMENT MECHANICS

31.1	Payments to the Agent

(a)
On each date on which an Obligor or a Lender is required to make a payment under a Finance Document, that Obligor or Lender shall make the same available to the Agent (unless a contrary indication appears in a Finance Document) for value on the due date at the time and in such funds specified by the Agent as being customary at the time for settlement of transactions in the relevant currency in the place of payment.

(b)
Payment shall be made to such account in the principal financial centre of the country of that currency (or, in relation to euro, in a principal financial centre in such Participating Member State or London, as specified by the Agent) and with such bank as the Agent, in each case, specifies.

31.2	Distributions by the Agent
Each payment received by the Agent under the Finance Documents for another Party shall, subject to clause 31.3 (Distributions to an Obligor) and clause 31.4 (Clawback and pre-funding) be made available by the Agent as soon as practicable after receipt to the Party entitled to receive payment in accordance with this Agreement (in the case of a Lender, for the account of its Facility Office), to such account as that Party may notify to the Agent by not less than 5 Business Days' notice with a bank specified by that Party in the principal financial centre of the country of that currency (or, in relation to euro, in the principal financial centre of a Participating Member State or London, as specified by that Party).

31.3	Distributions to an Obligor
The Agent may (with the consent of the Obligor or in accordance with clause 32 (Set-off)) apply any amount received by it for that Obligor in or towards payment (on the date and in the currency and funds of receipt) of any amount due from that Obligor under the Finance Documents or in or towards purchase of any amount of any currency to be so applied.

31.4	Clawback and pre-funding

(a)
Where a sum is to be paid to the Agent under the Finance Documents for another Party, the Agent is not obliged to pay that sum to that other Party (or to enter into or perform any related exchange contract) until it has been able to establish to its satisfaction that it has actually received that sum.

(b)
Unless clause 31.4(c) applies, if the Agent pays an amount to another Party and it proves to be the case that the Agent had not actually received that amount, then the Party to whom that amount (or the proceeds of any related exchange contract) was paid by the Agent shall on demand refund the same to the Agent together with interest on that amount from the date of payment to the date of receipt by the Agent, calculated by the Agent to reflect its cost of funds.

(c)
If the Agent has notified the Lenders that it is willing to make available amounts for the account of a Borrower before receiving funds from the Lenders then if and to the extent that the Agent does so but it proves to be the case that it does not then receive funds from a Lender in respect of a sum which it paid to a Borrower:

(i)	the Agent shall notify the Company of that Lender's identity and the Borrower to whom that sum was made available shall on demand refund it to the Agent; and

(ii)
the Lender by whom those funds should have been made available or, if that Lender fails to do so, the Borrower to whom that sum was made available, shall on demand pay to the Agent the amount (as certified by the Agent) which will indemnify the Agent against any funding cost incurred by it as a result of paying out that sum before receiving those funds from that Lender.

31.5	Impaired Agent

(a)
If, at any time, the Agent becomes an Impaired Agent, an Obligor or a Lender which is required to make a payment under the Finance Documents to the Agent in accordance with clause 31.1(Payments to the Agent) may instead either pay that amount direct to the required recipient or pay that amount to an interest-bearing account held with another bank in the name of the Obligor or the Lender making the payment and designated as a trust account for the benefit of the Party or Parties beneficially entitled to that payment under the Finance Documents. In each case such payments must be made on the due date for payment under the Finance Documents.

(b)	All interest accrued on the amount standing to the credit of the trust account shall be for the benefit of the beneficiaries of that trust account pro rata to their respective entitlements.

(c)
A Party which has made a payment in accordance with this clause 31.5 shall be discharged of the relevant payment obligation under the Finance Documents and shall not take any credit risk with respect to the amounts standing to the credit of the trust account.

(d)
Promptly upon the appointment of a successor Agent in accordance with clause 27.16 (Replacement of the Agent) each Party which has made a payment to a trust account in accordance with this clause 31.5 shall give all requisite instructions to the bank with whom the trust account is held to transfer the amount (together with any accrued interest) to the successor Agent for distribution in accordance with clause 31.2 (Distributions by the Agent).

31.6	Partial payments

(a)
If the Agent receives a payment that is insufficient to discharge all the amounts then due and payable by an Obligor under the Finance Documents, the Agent shall apply that payment towards the obligations of that Obligor under the Finance Documents in the following order:

(i)	first, in or towards payment pro rata of any unpaid amount owing to the Agent, the Security Agent, the English Security Agent any Receiver or any Delegate under the Finance Documents;

(ii)	secondly, in or towards payment of any accrued interest and fees due but unpaid under this Agreement;

(iii)	thirdly, in or towards payment of any principal due but unpaid under this Agreement; and

(iv)	fourthly, in or towards payment pro rata of any other sum due but unpaid under the Finance Documents.

(b)
The Agent shall, if so directed by all the Lenders vary the order set out in clauses 31.6(a)(ii) to 31.6(a)(iv). Any such variation may include the re-ordering of obligations set out in any such clause.

(c)	Clauses 31.5(a) and 31.5(b) will override any appropriation made by an Obligor.

31.7	No set-off by Obligors
All payments to be made by an Obligor under the Finance Documents shall be calculated and be made without (and free and clear of any deduction for) set-off or counterclaim.

31.8	Business Days

(a)
Any payment under the Finance Documents which is due to be made on a day that is not a Business Day shall be made on the next Business Day in the same calendar month (if there is one) or the preceding Business Day (if there is not).

(b)	During any extension of the due date for payment of any principal or Unpaid Sum under this Agreement interest is payable on the principal or Unpaid Sum at the rate payable on the original due date.

31.9	Currency of account

(a)	Subject to clauses 31.9(b) and 31.9(c), euro, sterling or kronor (as appropriate) is the currency of account and payment for any sum due from an Obligor under any Finance Document.

(b)	Each payment in respect of costs, expenses or Taxes shall be made in the currency in which the costs, expenses or Taxes are incurred.

(c)	Any amount expressed to be payable in a currency other than euro, sterling or kronor (as appropriate) shall be paid in that other currency.

31.10	Change of currency

(a)	Unless otherwise prohibited by law, if more than one currency or currency unit are at the same time recognised by the central bank of any country as the lawful currency of that country, then:

(i)
any reference in the Finance Documents to, and any obligations arising under the Finance Documents in, the currency of that country shall be translated into, or paid in, the currency or currency unit of that country designated by the Agent (after consultation with the Company); and

(ii)
any translation from one currency or currency unit to another shall be at the official rate of exchange recognised by the central bank for the conversion of that currency or currency unit into the other, rounded up or down by the Agent (acting reasonably).

(b)
If a change in any currency of a country occurs, this Agreement will, to the extent the Agent (acting reasonably and after consultation with the Company) specifies to be necessary, be amended to comply with any generally accepted conventions and market practice in the Relevant Market and otherwise to reflect the change in currency.

31.11	Disruption to payment systems etc.
If either the Agent determines (in its discretion) that a Disruption Event has occurred or the Agent is notified by the Company that a Disruption Event has occurred:

(a)
the Agent may, and shall if requested to do so by the Company, consult with the Company with a view to agreeing with the Company such changes to the operation or administration of the Facilities as the Agent may deem necessary in the circumstances;

(b)
the Agent shall not be obliged to consult with the Company in relation to any changes mentioned in clause 31.11(a) if, in its opinion, it is not practicable to do so in the circumstances and, in any event, shall have no obligation to agree to such changes;

(c)
the Agent may consult with the Finance Parties in relation to any changes mentioned in clause 31.11(a) but shall not be obliged to do so if, in its opinion, it is not practicable to do so in the circumstances;

(d)
any such changes agreed upon by the Agent and the Company shall (whether or not it is finally determined that a Disruption Event has occurred) be binding upon the Parties as an amendment to (or, as the case may be, waiver of) the terms of the Finance Documents notwithstanding the provisions of clause 37 (Amendments and waivers);

(e)
the Agent shall not be liable for any damages, costs or losses to any person, any diminution in value or any liability whatsoever (including, without limitation for negligence, gross negligence or any other category of liability whatsoever but not including any claim based on the fraud of the Agent) arising as a result of its taking, or failing to take, any actions pursuant to or in connection with this clause 31.11; and

(f)	the Agent shall notify the Finance Parties of all changes agreed pursuant to clause 31.11(d).

32.	SET-OFF
A Finance Party (other than a German Insurance Lender) may set off any matured obligation due from an Obligor (but not due from any other Finance Party) under the Finance Documents (to the extent beneficially owned by that Finance Party) against any matured obligation owed by that Finance Party to that Obligor, regardless of the place of payment, booking branch or currency of either obligation. If the obligations are in different currencies, the Finance Party may convert either obligation at a market rate of exchange in its usual course of business for the purpose of the set-off.

33.	NOTICES

33.1	Communications in writing
Any communication to be made under or in connection with the Finance Documents shall be made in writing and, unless otherwise stated, may be made by fax or letter.

33.2	Addresses
The address and fax number (and the department or officer, if any, for whose attention the communication is to be made) of each Party for any communication or document to be made or delivered under or in connection with the Finance Documents is:

(a)	in the case of the Company, that identified with its name below;

(b)	in the case of each Lender or any other Obligor, that notified in writing to the Agent on or prior to the date on which it becomes a Party; and

(c)	in the case of the Agent, the Security Agent and the English Security Agent, that identified with its name below,

or any substitute address or fax number or department or officer as the Party may notify to the Agent (or the Agent may notify to the other Parties, if a change is made by the Agent) by not less than 5 Business Days' notice.

33.3	Delivery

(a)	Any communication or document made or delivered by one person to another under or in connection with the Finance Documents will only be effective:

(i)	if by way of fax, when received in legible form; or

(ii)	if by way of letter, when it has been left at the relevant address or 5 Business Days after being deposited in the post postage prepaid in an envelope addressed to it at that address;
and, if a particular department or officer is specified as part of its address details provided under clause 33.2 (Addresses), if addressed to that department or officer.

(b)
Any communication or document to be made or delivered to the Agent, the Security Agent or the English Security Agent will be effective only when actually received by the Agent, the Security Agent or the English Security Agent and then only if it is expressly marked for the attention of the department or officer identified with the Agent's, the Security Agent's or English Security Agent's signature below (or any substitute department or officer as the Agent, Security Agent or English Security Agent shall specify for this purpose).

(c)	All notices from or to an Obligor shall be sent through the Agent.

(d)	Any communication or document made or delivered to the Company in accordance with this clause will be deemed to have been made or delivered to each of the Obligors.

(e)
Any communication or document which becomes effective, in accordance with clauses 33.3(a) to 33.3(d), after 5.00pm in the place of receipt shall be deemed only to become effective on the following day.

33.4	Notification of address and fax number
Promptly upon changing its address or fax number, the Agent shall notify the other Parties.

33.5	Communication when Agent is Impaired Agent
If the Agent is an Impaired Agent the Parties may, instead of communicating with each other through the Agent, communicate with each other directly and (while the Agent is an Impaired Agent) all the provisions of the Finance Documents which require communications to be made or notices to be given to or by the Agent shall be varied so that communications may be made and notices given to or by the relevant Parties directly. This provision shall not operate after a replacement Agent has been appointed.

33.6	Electronic communication

(a)
Any communication to be made between any two Parties under or in connection with the Finance Documents may be made by electronic mail or other electronic means (including, without limitation, by way of posting to a secure website) if those two Parties:

(i)	notify each other in writing of their electronic mail address and/or any other information required to enable the transmission of information by that means; and

(ii)	notify each other of any change to their address or any other such information supplied by them by not less than 5 Business Days' notice.

(b)
Any such electronic communication as specified in clause 33.6(a) to be made between an Obligor and a Finance Party may only be made in that way to the extent that those two Parties agree that, unless and until notified to the contrary, this is to be an accepted form of communication.

(c)
Any such electronic communication as specified in clause 33.6(a) made between any two Parties will be effective only when actually received (or made available) in readable form and in the case of any electronic communication made by a Party to the Agent, the Security Agent or the English Security Agent only if it is addressed in such a manner as the Agent, the Security Agent or the English Security Agent shall specify for this purpose.

(d)
Any electronic communication which becomes effective, in accordance with clause 33.6(c) after 5.00pm in the place in which the Party to whom the relevant communication is sent or made available has its address for the purpose of this Agreement shall be deemed only to become effective on the following day.

(e)	Any reference in a Finance Document to a communication being sent or received shall be construed to include that communication being made available in accordance with this clause 33.6.

33.7	English language

(a)	Any notice given under or in connection with any Finance Document must be in English.

(b)	All other documents provided under or in connection with any Finance Document must be:

(i)	in English; or

(ii)
if not in English, and if so required by the Agent, accompanied by a certified English translation and, in this case, the English translation will prevail unless the document is a constitutional, statutory or other official document.

34.	CALCULATIONS AND CERTIFICATES

34.1	Accounts
In any litigation or arbitration proceedings arising out of or in connection with a Finance Document, the entries made in the accounts maintained by a Finance Party are prima facie evidence of the matters to which they relate.

34.2	Certificates and Determinations
Any certification or determination by a Finance Party of a rate or amount under any Finance Document is, in the absence of manifest error, conclusive evidence of the matters to which it relates.

34.3	Day count convention
Any interest, commission or fee accruing under a Finance Document will:

(a)	in respect of amounts accruing in euro or kronor, accrue from day to day and be calculated on the basis of the actual number of days elapsed and a year of 360 days; and

(b)	in respect of amounts accruing in sterling, accrue from day to day and be calculated on the basis of the actual number of days elapsed and a year of 365 days, or, in any case where the practice in the Relevant Market differs, in accordance with that market practice.

35.	PARTIAL INVALIDITY
If, at any time, any provision of a Finance Document is or becomes illegal, invalid or unenforceable in any respect under any law of any jurisdiction, neither the legality, validity or enforceability of the remaining provisions nor the legality, validity or enforceability of such provision under the law of any other jurisdiction will in any way be affected or impaired.

36.	REMEDIES AND WAIVERS
No failure to exercise, nor any delay in exercising, on the part of any Finance Party, any right or remedy under a Finance Document shall operate as a waiver of any such right or remedy or constitute an election to affirm any of the Finance Documents. No election to affirm any Finance Document on the part of any Finance Party shall be effective unless it is in writing. No single or partial exercise of any right or remedy shall prevent any further or other exercise or the exercise of any other right or remedy. The rights and remedies provided in each Finance Document are cumulative and not exclusive of any rights or remedies provided by law.

37.	AMENDMENTS AND WAIVERS

37.1	Required consents

(a)
Subject to clause 37.2 (All Lender matters) and clause 37.6 (Other exceptions) any term of the Finance Documents may be amended or waived only with the consent of the Majority Lenders and the Company and any such amendment or waiver will be binding on all Parties.

(b)	The Agent may effect, on behalf of any Finance Party, any amendment or waiver permitted by this clause 37.

(c)
Without prejudice to the generality of clauses 27.9(c), 27.9(d) and 27.9(e), the Agent may engage, pay for and rely on the services of lawyers in determining the consent level required for and effecting any amendment, waiver or consent under this Agreement.

(d)
Each Obligor agrees to any such amendment or waiver permitted by this clause 37 which is agreed to by the Company. This includes any amendment or waiver which would, but for this clause 37.1(d), require the consent of all of the Obligors.

37.2	All Lender matters
Subject to clause 37.7 (Replacement of Screen Rate) an amendment, waiver or (in the case of a Security Document) a consent of, or in relation to, any term of a Finance Document that has the effect of changing or which relates to:

(a)	the definition of "Majority Lenders" in clause 1.1 (Definitions);

(b)	an extension to the date of payment of any amount under the Finance Documents (other than in relation to clause 7.2 (Change of control) and clause 7.4 (Application of mandatory prepayments);

(c)	a reduction in the Margin or a reduction in the amount of any payment of principal, interest, fees or commission payable;

(d)	a change in currency of payment of any amount under the Finance Documents;

(e)
an increase in any Commitment or the Total Commitments, an extension of any Availability Period or any requirement that a cancellation of Commitments reduces the Commitments rateably under the Facility;

(f)	a change to the Company or the Borrowers other than in accordance with clause 26 (Changes to the Transaction Obligors);

(g)	any provision which expressly requires the consent of all the Lenders;

(h)
clause 2.2 (Finance Parties' rights and obligations), clause 7.2 (Change of control), clause 7.4 (Application of mandatory prepayments), clause 25 (Changes to the Lenders ), clause 30 (Sharing among the Finance Parties), this clause 37, clause 42 (Governing law) or clause 43.1 (Jurisdiction);

(i)	(other than as expressly permitted by the provisions of any Finance Document) the nature or scope of:

(i)	the guarantee and indemnity granted under clause 18 (Guarantee and indemnity);

(ii)	the Security Assets; or

(iii)	the manner in which the proceeds of enforcement of the Transaction Security are distributed,
(except in the case of clauses 37.2(i)(ii) and 37.2(i)(iii), insofar as it relates to a sale or disposal of an asset which is the subject of the Transaction Security where such sale or disposal is expressly permitted under this Agreement or any other Finance Document);

(j)
the release of any guarantee and indemnity granted under clause 18 (Guarantee and indemnity) or of any Transaction Security unless permitted under this Agreement or any other Finance Document or relating to a sale or disposal of an asset which is the subject of the Transaction Security where such sale or disposal is expressly permitted under this Agreement or any other Finance Document;

shall not be made, or given, without the prior consent of all the Lenders.

(k)
If any Lender fails to respond to a request for a consent, waiver, amendment of or in relation to any of the terms of any Finance Document or other vote of Lenders under the terms of this Agreement within 20 Business Days (unless the Company and the Agent agree to a longer time period in relation to any request) of that request being made, its Loans shall not be included for the purpose of calculating the Total Commitments when ascertaining whether any relevant percentage (including, for the avoidance of doubt, unanimity) of Total Commitments has been obtained to approve that request.

37.3	Replacement of Lender

(a)	If at any time:

(i)	any Lender becomes a Non-Consenting Lender (as defined in clause 37.3(c)); or

(ii)
an Obligor becomes obliged to repay any amount in accordance with clause 7.1 (Illegality) or to pay additional amounts pursuant to clause 13.1 (Increased costs) or clause 12.2 (Tax gross-up) to any Lender in excess of amounts payable to the other Lenders generally, then the Company may, on 14 Business Days' prior written notice to the Agent and such Lender, replace such Lender by requiring such Lender to (and such Lender shall) transfer pursuant to clause 25 (Changes to the lenders) all (and not part only) of its rights and obligations under this Agreement to a Lender or other bank, financial institution, trust, fund or other entity (a "Replacement Lender") selected by the Parent, and which is acceptable to the Agent (acting reasonably), which confirms its willingness to assume and does assume all the obligations of the transferring Lender (including the assumption of the transferring Lender's Loan(s) on the same basis as the transferring Lender) for a purchase price in cash payable at the time of transfer equal to the outstanding principal amount of such Lender's Loan(s) and all accrued interest and/or fees, Break Costs and other amounts payable in relation thereto under the Finance Documents.

(b)	The replacement of a Lender pursuant to this clause 37.3 shall be subject to the following conditions:

(i)	the Company shall have no right to replace the Agent, the Security Agent or the English Security Agent;

(ii)	neither the Agent nor the Lender shall have any obligation to the Company to find a Replacement Lender;

(iii)
in the event of a replacement of a Non-Consenting Lender such replacement must take place no later than 14 days after the date the Non-Consenting Lender notifies the Company and the Agent of its failure or refusal to give a consent in relation to, or agree to any, waiver or amendment to the Finance Documents requested by the Company; and

(iv)	in no event shall the Lender replaced under this clause 37.3(b) be required to pay or surrender to such Replacement Lender any of the fees received by such Lender pursuant to the Finance Documents.

(c)	In the event that:

(i)	the Company or the Agent (at the request of the Company) has requested the Lenders to give a consent in relation to, or to agree to a waiver or amendment of any provisions of the Finance Documents;

(ii)	the consent, waiver or amendment in question requires the approval of all the Lenders; and

(iii)
Lenders whose Commitments aggregate more than 85 per cent of the Total Commitments (or, if the Total Commitments have been reduced to zero, aggregated more than 85 per cent of the Total Commitments prior to that reduction) have consented or agreed to such waiver or amendment, then any Lender who does not and continues not to consent or agree to such waiver or amendment shall be deemed a "Non-Consenting Lender".

37.4	Disenfranchisement of Defaulting Lenders

(a)	For the purposes of this clause 37.4, the Agent may assume that the following Lenders are Defaulting Lenders:

(i)	any Lender which has notified the Agent that it has become a Defaulting Lender;

(ii)	any Lender in relation to which it is aware that any of the events or circumstances referred to in paragraphs (a), (b) or (c) of the definition of "Defaulting Lender" has occurred, unless it has received notice to the contrary from the Lender concerned (together with any supporting evidence reasonably requested by the Agent) or the Agent is otherwise aware that the Lender has ceased to be a Defaulting Lender.

37.5	Replacement of a Defaulting Lender

(a)
The Company may, at any time a Lender has become and continues to be a Defaulting Lender, by giving 15 Business Days' prior written notice to the Agent and such Lender replace such Lender by requiring such Lender to (and such Lender shall) transfer pursuant to clause 25 (Changes to the lenders) all (and not part only) of its rights and obligations under this Agreement to a Lender or other bank, financial institution, trust, fund or other entity (a "Replacement Lender") selected by the Company, and which (unless the Agent is an Impaired Agent) is acceptable to the Agent (acting reasonably) which confirms its willingness to assume and does assume all the obligations or all the relevant obligations of the transferring Lender (including the assumption of the transferring Lender's Loans on the same basis as the transferring Lender) for a purchase price in cash payable at the time of transfer equal to the outstanding principal amount of such Lender's Loans and all accrued interest, and/or fees, Break Costs and other amounts payable in relation thereto under the Finance Documents.

(b)	Any transfer of rights and obligations of a Defaulting Lender pursuant to this clause 37.5 shall be subject to the following conditions:

(i)	the Company shall have no right to replace the Agent, Security Agent or English Security Agent;

(ii)	neither the Agent nor the Defaulting Lender shall have any obligation to the Company to find a Replacement Lender;

(iii)	the transfer must take place no later than 30 days after the notice referred to in clause 37.5(a); and

(iv)	in no event shall the Defaulting Lender be required to pay or surrender to the Replacement Lender any of the fees received by the Defaulting Lender pursuant to the Finance Documents.

37.6	Other exceptions
An amendment or waiver which relates to the rights or obligations of the Agent, the Security Agent, the English Security Agent or the Arranger or a Reference Bank (each in their capacity as such) may not be effected without the consent of the Agent, the Security Agent, the English Security Agent or the Arranger or that Reference Bank, as the case may be.

37.7	Replacement of Screen Rate

(a)
Subject to clause 37.6 (Other exceptions), if the Screen Rate is not available for sterling, euro or kronor any amendment or waiver which relates to providing for another benchmark rate to apply in relation to sterling, euro or kronor in place of that Screen Rate (or which relates to aligning any provision of a Finance Document to the use of that benchmark rate) may be made with the consent of the Majority Lenders and the Obligors.

(b)
If any Lender fails to respond to a request for an amendment or waiver described in clause 37.7(a) within 10 Business Days (unless the Company and the Agent agree to a longer time period in relation to any request) of that request being made:

(i)
its Commitment shall not be included for the purpose of calculating the Total Commitments when ascertaining whether any relevant percentage of Total Commitments has been obtained to approve that request; and

(ii)	its status as a Lender shall be disregarded for the purpose of ascertaining whether the agreement of any specified group of Lenders has been obtained to approve that request.
38.    CONFIDENTIAL INFORMATION

38.1	Confidentiality
Each Finance Party agrees to keep all Confidential Information confidential and not to disclose it to anyone, save to the extent permitted by clause 38.2 (Disclosure of Confidential Information) and clause 38.3 (Disclosure to numbering service providers), and to ensure that all Confidential Information is protected with security measures and a degree of care that would apply to its own confidential information.

38.2	Disclosure of Confidential Information
Any Finance Party may disclose:

(a)
to any of its Affiliates and Related Funds and any of its or their officers, directors, managers, employees, professional advisers, auditors, partners and Representatives such Confidential Information as that Finance Party shall consider appropriate if any person to whom the Confidential Information is to be given pursuant to this clause 38.2(a) is informed in writing of its confidential nature and that some or all of such Confidential Information may be price-sensitive information except that there shall be no such requirement to so inform if the recipient is subject to professional obligations to maintain the confidentiality of the information or is otherwise bound by requirements of confidentiality in relation to the Confidential Information;

(b)	to any person:

(i)
to (or through) whom it assigns or transfers (or may potentially assign or transfer) all or any of its rights and/or obligations under one or more Finance Documents or which succeeds (or which may potentially succeed) it as Agent, Security Agent or English Security Agent and, in each case, to any of that person's Affiliates, Related Funds, Representatives and professional advisers;

(ii)
with (or through) whom it enters into (or may potentially enter into), whether directly or indirectly, any sub-participation in relation to, or any other transaction under which payments are to be made or may be made by reference to, one or more Finance Documents and/or one or more Obligors and to any of that person's Affiliates, Related Funds, Representatives and professional advisers;

(iii)
appointed by any Finance Party or by a person to whom clause 38.2(b)(i) or 38.2(b)(ii) applies to receive communications, notices, information or documents delivered pursuant to the Finance Documents on its behalf (including, without limitation, any person appointed under clause 27.17(b));

(iv)	who invests in or otherwise finances (or may potentially invest in or otherwise finance), directly or indirectly, any transaction referred to in clause 38.2(b)(i) or 38.2(b)(ii);

(v)
to whom information is required or requested to be disclosed by any court of competent jurisdiction or any governmental, banking, taxation or other regulatory authority or similar body, the rules of any relevant stock exchange or pursuant to any applicable law or regulation;

(vi)	to whom information is required to be disclosed in connection with, and for the purposes of, any litigation, arbitration, administrative or other investigations, proceedings or disputes;

(vii)	to whom or for whose benefit that Finance Party charges, assigns or otherwise creates Security (or may do so) pursuant to clause 25.8 (Security over Lenders' rights);

(viii)	who is a Party, a member of the Group or any related entity of an Obligor; or

(ix)	with the consent of the Company;

in each case, such Confidential Information as that Finance Party shall consider appropriate if:

(A)
in relation to clauses 38.2(b)(i), 38.2(b)(ii) and 38.2(b)(iii), the person to whom the Confidential Information is to be given has entered into a Confidentiality Undertaking except that there shall be no requirement for a Confidentiality Undertaking if the recipient is a professional adviser and is subject to professional obligations to maintain the confidentiality of the Confidential Information;

(B)
in relation to clause 38.2(b)(iv), the person to whom the Confidential Information is to be given has entered into a Confidentiality Undertaking or is otherwise bound by requirements of confidentiality in relation to the Confidential Information they receive and is informed that some or all of such Confidential Information may be price-sensitive information;

(C)
in relation to clauses 38.2(b)(v), 38.2(b)(vi) and 38.2(b)(vii) the person to whom the Confidential Information is to be given is informed of its confidential nature and that some or all of such Confidential Information may be price-sensitive information except that there shall be no requirement to so inform if, in the opinion of that Finance Party, it is not practicable so to do in the circumstances; and

(c)
to any person appointed by that Finance Party or by a person to whom clause 38.2(b)(i) or 38.2(b)(ii) applies to provide administration or settlement services in respect of one or more of the Finance Documents including without limitation, in relation to the trading of Loans in respect of the Finance Documents, such Confidential Information as may be required to be disclosed to enable such service provider to provide any of the services referred to in this clause 38.2(c) if the service provider to whom the Confidential Information is to be given has entered into a confidentiality agreement substantially in the form of the LMA Master Confidentiality Undertaking for Use With Administration/Settlement Service Providers or such other form of confidentiality undertaking agreed between the Company and the relevant Finance Party; and

(d)
to any rating agency (including its professional advisers) such Confidential Information as may be required to be disclosed to enable such rating agency to carry out its normal rating activities in relation to the Finance Documents and/or the Obligors if the rating agency to whom the Confidential Information is to be given is informed of its confidential nature and that some or all of such Confidential Information may be price-sensitive information.

38.3	Disclosure to numbering service providers

(a)
Any Finance Party may disclose to any national or international numbering service provider appointed by that Finance Party to provide identification numbering services in respect of this Agreement, the Facility and/or one or more Obligors the following information:

(i)	names of Obligors;

(ii)	country of domicile of Obligors;

(iii)	place of incorporation of Obligors;

(iv)	date of this Agreement;

(v)	clause 42 (Governing law);

(vi)	the names of the Agent and the Arranger;

(vii)	date of each amendment of this Agreement;

(viii)	amount of Total Commitments;

(ix)	currency of the Facility;

(x)	type of Facility;

(xi)	ranking of Facility;

(xii)	Termination Date for Facility;

(xiii)	changes to any of the information previously supplied pursuant to clauses 38.3(a)(i) to 38.3(a)(xii); and

(xiv)	such other information agreed between such Finance Party and the Company, to enable such numbering service provider to provide its usual syndicated loan numbering identification services.

(b)
The Parties acknowledge and agree that each identification number assigned to this Agreement, the Facility and/or one or more Obligors by a numbering service provider and the information associated with each such number may be disclosed to users of its services in accordance with the standard terms and conditions of that numbering service provider.

(c)	Each Obligor represents that none of the information set out in clauses 38.3(a)(i) to 38.3(a)(xiv) is, nor will at any time be, unpublished price-sensitive information.

(d)	The Agent shall notify the Company and the other Finance Parties of:

(i)	the name of any numbering service provider appointed by the Agent in respect of this Agreement, the Facility and/or one or more Obligors; and

(ii)	the number or, as the case may be, numbers assigned to this Agreement, the Facility and/or one or more Obligors by such numbering service provider.

38.4	Entire agreement
This clause 38 constitutes the entire agreement between the Parties in relation to the obligations of the Finance Parties under the Finance Documents regarding Confidential Information and supersedes any previous agreement, whether express or implied, regarding Confidential Information.

38.5	Inside information
Each of the Finance Parties acknowledges that some or all of the Confidential Information is or may be price-sensitive information and that the use of such information may be regulated or prohibited by applicable legislation including securities law relating to insider dealing and market abuse and each of the Finance Parties undertakes not to use any Confidential Information for any unlawful purpose.

38.6	Notification of disclosure
Each of the Finance Parties agrees (to the extent permitted by law and regulation) to inform the Company:

(a)
of the circumstances of any disclosure of Confidential Information made pursuant to clause 38.2(b)(v) except where such disclosure is made to any of the persons referred to in that clause during the ordinary course of its supervisory or regulatory function; and

(b)	upon becoming aware that Confidential Information has been disclosed in breach of this clause 38.

38.7	Continuing obligations
The obligations in this clause 38 are continuing and, in particular, shall survive and remain binding on each Finance Party for a period of twelve months from the earlier of:

(a)
the date on which all amounts payable by the Obligors under or in connection with the Finance Documents have been paid in full and all Commitments have been cancelled or otherwise cease to be available; and

(b)	the date on which such Finance Party otherwise ceases to be a Finance Party.

39.	CONFIDENTIALITY OF FUNDING RATES AND REFERENCE BANK QUOTATIONS

39.1	Confidentiality and disclosure

(a)
The Agent and each Obligor agree to keep each Funding Rate (and, in the case of the Agent, each Reference Bank Quotation) confidential and not to disclose it to anyone, save to the extent permitted by clauses 39.1(b), 39.1(c) and 39.1(d).

(b)	The Agent may disclose:

(i)	any Funding Rate (but not, for the avoidance of doubt, any Reference Bank Quotation) to the relevant Borrower pursuant to clause 8.5 (Notification of rates of interest); and

(ii)
any Funding Rate or any Reference Bank Quotation to any person appointed by it to provide administration services in respect of one or more of the Finance Documents to the extent necessary to enable such service provider to provide those services if the service provider to whom that information is to be given has entered into a confidentiality agreement substantially in the form of the LMA Master Confidentiality Undertaking for Use With Administration/Settlement Service Providers or such other form of confidentiality undertaking agreed between the Agent and the relevant Lender or Reference Bank, as the case may be.

(c)	The Agent may disclose any Funding Rate or any Reference Bank Quotation, and each Obligor may disclose any Funding Rate, to:

(i)
any of its Affiliates and any of its or their officers, directors, managers, employees, professional advisers, auditors, partners and Representatives if any person to whom that Funding Rate or Reference Bank Quotation is to be given pursuant to this clause 39.1(c)(i) is informed in writing of its confidential nature and that it may be price sensitive information except that there shall be no such requirement to so inform if the recipient is subject to professional obligations to maintain the confidentiality of that Funding Rate or Reference Bank Quotation or is otherwise bound by requirements of confidentiality in relation to it;

(ii)
any person to whom information is required or requested to be disclosed by any court of competent jurisdiction or any governmental, banking, taxation or other regulatory authority or similar body, the rules of any relevant stock exchange or pursuant to any applicable law or regulation if the person to whom that Funding Rate or Reference Bank Quotation is to be given is informed in writing of its confidential nature and that it may be price sensitive information except that there shall be no requirement to so inform if, in the opinion of the Agent or the relevant Obligor, as the case may be, it is not practicable to do so in the circumstances;

(iii)
any person to whom information is required to be disclosed in connection with, and for the purposes of, any litigation, arbitration, administrative or other investigations, proceedings or disputes if the person to whom that Funding Rate or Reference Bank Quotation is to be given is informed in writing of its confidential nature and that it may be price sensitive information except that there shall be no requirement to so inform if, in the opinion of the Agent or the relevant Obligor, as the case may be, it is not practicable to do so in the circumstances; and

(iv)	any person with the consent of the relevant Lender or Reference Bank, as the case may be.

(d)	The Agent's obligations in this clause 39 relating to Reference Bank Quotations are without prejudice to its obligations to make notifications under clause 8.5 (Notification of rates of interest).
provided that (other than pursuant to clause 39.1(b)(i)) the Agent shall not include the details of any individual Reference Bank Quotation as part of any such notification.

39.2	Related obligations

(a)
The Agent and each Obligor acknowledge that each Funding Rate (and, in the case of the Agent, each Reference Bank Quotation) is or may be price sensitive information and that its use may be regulated or prohibited by applicable legislation including securities law relating to insider dealing and market abuse and the Agent and each Obligor undertake not to use any Funding Rate or, in the case of the Agent, any Reference Bank Quotation for any unlawful purpose.

(b)	The Agent and each Obligor agree (to the extent permitted by law and regulation) to inform the relevant Lender or Reference Bank, as the case may be:

(i)
of the circumstances of any disclosure made pursuant to clause 39.1(c)(ii) except where such disclosure is made to any of the persons referred to in that clause during the ordinary course of its supervisory or regulatory function; and

(ii)	upon becoming aware that any information has been disclosed in breach of this clause 39.

39.3	No Event of Default
No Event of Default will occur under clause 24.3 (Other obligations) by reason only of an Obligor's failure to comply with this clause 39.

40.	COUNTERPARTS
Each Finance Document may be executed in any number of counterparts, and this has the same effect as if the signatures on the counterparts were on a single copy of the Finance Document.

41.	TAX NUMBERS
The HMRC DT Treaty Passport scheme number of Aareal Bank AG is 7/A/268251/DTTP, the jurisdiction of tax residence of Aareal Bank AG is Germany, the tax number (Steuernummer) of Aareal Bank AG is 26 40 220 0516 5 and the VAT identification number (Umsatzsteuer-Identifikationsnummer) is DE 114103598. In case no VAT is shown when invoicing financial services, these are exempt from VAT in accordance with section 4 no. 8a Value Added Tax Act (Umsatzsteuergesetz (UStG)).
SECTION 13
GOVERNING LAW AND ENFORCEMENT

42.	GOVERNING LAW
This Agreement and any non-contractual obligations arising out of or in connection with it are governed by English law.

43.	ENFORCEMENT

43.1	Jurisdiction

(a)
The courts of England have exclusive jurisdiction to settle any dispute arising out of or in connection with this Agreement (including a dispute relating to the existence, validity or termination of this Agreement or any non-contractual obligation arising out of or in connection with this Agreement) (a "Dispute").

(b)	The Parties agree that the courts of England are the most appropriate and convenient courts to settle Disputes and accordingly no Party will argue to the contrary.

(c)
This clause 43.1 is for the benefit of the Finance Parties only. As a result, no Finance Party shall be prevented from taking proceedings relating to a Dispute in any other courts with jurisdiction. To the extent allowed by law, the Finance Parties may take concurrent proceedings in any number of jurisdictions.

43.2	Service of process

(a)	Without prejudice to any other mode of service allowed under any relevant law, each Obligor (other than an Obligor incorporated in England and Wales):

(i)
irrevocably appoints NorthStar Asset Management UK Ltd of 25-28 Old Burlington Street, London W1S 3AN as its agent for service of process in relation to any proceedings before the English courts in connection with any Finance Document; and

(ii)	agrees that failure by a process agent to notify the relevant Obligor of the process will not invalidate the proceedings concerned.

(b)
If any person appointed as an agent for service of process is unable for any reason to act as agent for service of process, the Company (on behalf of all the Obligors) must immediately (and in any event within 10 days of such event taking place) appoint another agent on terms acceptable to the Agent. Failing this, the Agent may appoint another agent for this purpose.

(c)	Each Obligor expressly agrees and consents to the provisions of this clause 43 and clause 42 (Governing law).

44.	TRANSPARENCY PROVISIONS
For the purposes of the transparency provisions set forth in the Italian CICR Resolution of 4 March 2003, as amended from time to time, and in the "Disposizioni sulla trasparenza delle operazioni e dei servizi bancari e finanziari. Correttezza delle relazioni tra intermediari e client" issued by the Bank of Italy and as amended from time to time, each Party hereby acknowledges and confirms that:

(a)	it has appointed and has been assisted by its respective legal counsel in connection with the negotiation, preparation and execution of the Finance Documents; and

(b)
this Agreement and any Finance Document, and all of its terms and conditions, including the schedules thereto, have been specifically negotiated ("oggetto di trattativa individuale") between the Parties.

This Agreement has been entered into on the date stated at the beginning of this Agreement.

EXECUTION PAGES

THE COMPANY

Signed by Steven Kauff for
and on behalf of PRIME HOLDCO C-T,
S.à r.l.

Address: 6A route de Trèves
    6th Floor,
    L-2633 Senningerberg
    Grand Duchy of Luxembourg

Attention: Jon Farkas

Email: jfarkas@nsamgroup.eu

) ) ) Signature /s/ Steven Kauff Title: Manager

THE BORROWERS

Signed by Steven Kauff for
and on behalf of PRIME UK PORTMAN
- T S.à r.l.

Address: 6A route de Trèves
    6th Floor,
    L-2633 Senningerberg
    Grand Duchy of Luxembourg

Attention: Jon Farkas

Email: jfarkas@nsamgroup.eu

) ) ) Signature /s/ Steven Kauff Title: Manager

Signed by Steven Kauff for
and on behalf of PRIME UK CONDOR - T S.à r.l.

Address: 6A route de Trèves
    6th Floor,
    L-2633 Senningerberg
    Grand Duchy of Luxembourg

Attention: Jon Farkas

Email: jfarkas@nsamgroup.eu

) ) ) Signature /s/ Steven Kauff Title: Manager

Signed by Steven Kauff for
and on behalf of PRIME GER DREHBAHN
- T S.à r.l.

Address: 6A route de Trèves
    6th Floor,
    L-2633 Senningerberg
    Grand Duchy of Luxembourg

Attention: Jon Farkas

Email: jfarkas@nsamgroup.eu

) ) ) Signature /s/ Steven Kauff Title: Manager

Signed by Steven Kauff for
and on behalf of PRIME GER
VALETINSKAMP - T S.à r.l.

Address: 6A route de Trèves
    6th Floor,
    L-2633 Senningerberg
    Grand Duchy of Luxembourg

Attention: Jon Farkas

Email: jfarkas@nsamgroup.eu

) ) ) Signature /s/ Steven Kauff Title: Manager

Signed by Steven Kauff for
and on behalf of PRIME GER
DAMMTORWALL - T S.à r.l.

Address: 6A route de Trèves
    6th Floor,
    L-2633 Senningerberg
    Grand Duchy of Luxembourg

Attention: Jon Farkas

Email:jfarkas@nsamgroup.eu
) ) ) Signature /s/ Steven Kauff Title: Manager

Signed by Steven Kauff for
and on behalf of PRIME POOL II - T S.à
r.l.

Address: 6A route de Trèves
    6th Floor,
    L-2633 Senningerberg
    Grand Duchy of Luxembourg

Attention: Jon Farkas

Email: jfarkas@nsamgroup.eu

) ) ) Signature /s/ Steven Kauff Title: Manager

Signed by Steven Kauff for and on behalf of PRIME BEL RUE DE LA LOI - T SPRL (formerly known as Chrysalis Invest NV) Address: Attention: Jon Farkas Email: jfarkas@nsamgroup.eu	) ) ) Signature /s/ Steven Kauff Title: Manager

Signed by Steven Kauff for and on behalf of PRIME NLD ROTTERDAM - T B.V. Address: Zuidplein 156 1077 XV Amsterdam the Netherlands Attention: Jon Farkas Email: jfarkas@nsamgroup.eu	) ) ) Signature /s/ Steven Kauff Title: Manager

Signed by Steven Kauff for and on behalf of PRIME NLD AMSTERDAM - T B.V. Address: Zuidplein 156 1077 XV Amsterdam the Netherlands Attention: Jon Farkas Email: jfarkas@nsamgroup.eu	) ) ) Signature /s/ Steven Kauff Title:

Signed by Steven Kauff for and on behalf of PRIME SWE GOTHENBURG - T AB Address: Attention: Jon Farkas Email:jfarkas@nsamgroup.eu	) ) ) Signature /s/ Steven Kauff Title:

THE GUARANTORS

Signed by Steven Kauff for
and on behalf of PRIME UK Portman -
T, S.à r.l.

Address: 6A route de Trèves
    6th Floor,
    L-2633 Senningerberg
    Grand Duchy of Luxembourg

Attention: Jon Farkas

Email: jfarkas@nsamgroup.eu

) ) ) Signature /s/ Steven Kauff Title: Manager

Signed by Steven Kauff for
and on behalf of PRIME UK CONDOR - T
S.à r.l.

Address: 6A route de Trèves
    6th Floor,
    L-2633 Senningerberg
    Grand Duchy of Luxembourg

Attention: Jon Farkas

Email: jfarkas@nsamgroup.eu

) ) ) Signature /s/ Steven Kauff Title: Manager

Signed by Steven Kauff for
and on behalf of PRIME GER DREHBAHN
- T S.à r.l.

Address: 6A route de Trèves
    6th Floor,
    L-2633 Senningerberg
    Grand Duchy of Luxembourg

Attention: Jon Farkas

Email: jfarkas@nsamgroup.eu

) ) ) Signature /s/ Steven Kauff Title: Manager

Signed by Steven Kauff for
and on behalf of PRIME GER
VALETINSKAMP - T S.à r.l.

Address: 6A route de Trèves
    6th Floor,
    L-2633 Senningerberg
    Grand Duchy of Luxembourg

Attention: Jon Farkas

Email: jfarkas@nsamgroup.eu

) ) ) Signature /s/ Steven Kauff Title: Manager

Signed by Steven Kauff for
and on behalf of PRIME GER
DAMMTORWALL - T S.à r.l.

Address: 6A route de Trèves
    6th Floor,
    L-2633 Senningerberg
    Grand Duchy of Luxembourg

Attention: Jon Farkas

Email: jfarkas@nsamgroup.eu

) ) ) Signature /s/ Steven Kauff Title: Manager

Signed by Steven Kauff for
and on behalf of PRIME POOL II - T S.à
r.l.

Address: 6A route de Trèves
    6th Floor,
    L-2633 Senningerberg
    Grand Duchy of Luxembourg

Attention: Jon Farkas

Email: jfarkas@nsamgroup.eu

) ) ) Signature /s/ Steven Kauff Title: Manager

Signed by Steven Kauff for and on behalf of PRIME BEL RUE DE LA LOI - T SPRL (formerly known as Chrysalis Invest NV) Address: Attention: Jon Farkas Email:jfarkas@nsamgroup.eu	) ) ) Signature /s/ Steven Kauff Title:

Signed by Steven Kauff for and on behalf of PRIME NLD ROTTERDAM - T B.V. Address: Zuidplein 156 1077 XV Amsterdam, the Netherlands Attention:Jon Farkas Email: jfarkas@nsamgroup.eu	) ) ) Signature /s/ Steven Kauff Title:

Signed by Steven Kauff for and on behalf of PRIME NLD AMSTERDAM - T B.V. Address: Zuidplein 156 1077 XV Amsterdam the Netherlands Attention: Jon Farkas Email: jfarkas@nsamgroup.eu	) ) ) Signature /s/ Steven Kauff Title:

Signed by Steven Kauff for
and on behalf of PRIME POOL I -T,
S.à r.l.

Address: 6A route de Trèves
    6th Floor,
    L-2633 Senningerberg
    Grand Duchy of Luxembourg

Attention: Jon Farkas

Email: jfarkas@nsamgroup.eu

) ) ) Signature /s/ Steven Kauff Title:

Signed by Steven Kauff for
and on behalf of PRIME POOL VII -T,
S.à r.l.

Address: 6A route de Trèves
    6th Floor,
    L-2633 Senningerberg
    Grand Duchy of Luxembourg

Attention: Jon Farkas

Email: jfarkas@nsamgroup.eu

) ) ) Signature /s/ Steven Kauff Title: Manager

Signed by Steven Kauff for
and on behalf of PRIME POOL III A - T,
S.à r.l.

Address: 6A route de Trèves
    6th Floor,
    L-2633 Senningerberg
    Grand Duchy of Luxembourg

Attention: Jon Farkas

Email: jfarkas@nsamgroup.eu

) ) ) Signature /s/ Steven Kauff Title: Manager

Signed by Steven Kauff for
and on behalf of PRIME POOL III B -T,
S.à r.l.

Address: 6A route de Trèves
    6th Floor,
    L-2633 Senningerberg
    Grand Duchy of Luxembourg

Attention: Jon Farkas

Email: jfarkas@nsamgroup.eu
) ) ) Signature /s/ Steven Kauff Title: Manager

Signed by Steven Kauff for
and on behalf of PRIME POOL III C -T,
S.à r.l.

Address: 6A route de Trèves
    6th Floor,
    L-2633 Senningerberg
    Grand Duchy of Luxembourg

Attention: Jon Farkas

Email: jfarkas@nsamgroup.eu

) ) ) Signature /s/ Steven Kauff Title: Manager

Signed by Steven Kauff for
and on behalf of PRIME POOL V - T,
S.à r.l.

Address: 6A route de Trèves
    6th Floor,
    L-2633 Senningerberg
    Grand Duchy of Luxembourg

Attention: Jon Farkas

Email: jfarkas@nsamgroup.eu

) ) ) Signature /s/ Steven Kauff Title: Manager

Signed by Steven Kauff for
and on behalf of PRIME POOL VI - T,
S.à r.l.

Address: 6A route de Trèves
    6th Floor,
    L-2633 Senningerberg
    Grand Duchy of Luxembourg

Attention: Jon Farkas

Email: jfarkas@nsamgroup.eu

) ) ) Signature /s/ Steven Kauff Title: Manager

Signed by Steven Kauff for and on behalf of PRIME ITA MILAN - T, S.R.L. Address: Via Tortona 25 20144, Milan Italy Attention: Jon Farkas Email: jfarkas@nsamgroup.eu	) ) ) Signature /s/ Steven Kauff Title:

Signed by Steven Kauff for
and on behalf of PRIME POOL IV A - T,
S.à r.l.

Address: 6A route de Trèves
    6th Floor,
    L-2633 Senningerberg
    Grand Duchy of Luxembourg

Attention: Jon Farkas

Email: jfarkas@nsamgroup.eu

) ) ) Signature /s/ Steven Kauff Title: Manager

Signed by Steven Kauff for
and on behalf of PRIME POOL IV B -T,
S.à r.l.

Address: 6A route de Trèves
    6th Floor,
    L-2633 Senningerberg
    Grand Duchy of Luxembourg

Attention: Jon Farkas

Email: jfarkas@nsamgroup.eu

) ) ) Signature /s/ Steven Kauff Title: Manager

Signed by Steven Kauff for and on behalf of PRIME SWE GOTHENBURG - T AB Address: Attention: Jon Farkas Email:jfarkas@nsamgroup.eu	) ) ) Signature /s/ Steven Kauff Title:

THE ITALIAN FACILITY GUARANTORS

Signed by Steven Kauff for
and on behalf of PRIME UK PORTMAN -
T, S.à r.l.

Address: 6A route de Trèves
    6th Floor,
    L-2633 Senningerberg
    Grand Duchy of Luxembourg

Attention: Jon Farkas

Email: jfarkas@nsamgroup.eu

) ) ) Signature /s/ Steven Kauff Title: Manager

Signed by Steven Kauff for
and on behalf of PRIME UK CONDOR - T
S.à r.l.

Address: 6A route de Trèves
    6th Floor,
    L-2633 Senningerberg
    Grand Duchy of Luxembourg

Attention: Jon Farkas

Email: jfarkas@nsamgroup.eu

) ) ) Signature /s/ Steven Kauff Title: Manager

Signed by Steven Kauff for
and on behalf of PRIME GER DREHBAHN
- T S.à r.l.

Address: 6A route de Trèves
    6th Floor,
    L-2633 Senningerberg
    Grand Duchy of Luxembourg

Attention: Jon Farkas

Email: jfarkas@nsamgroup.eu

) ) ) Signature /s/ Steven Kauff Title: Manager

Signed by Steven Kauff for
and on behalf of PRIME GER
VALETINSKAMP - T S.à r.l.

Address: 6A route de Trèves
    6th Floor,
    L-2633 Senningerberg
    Grand Duchy of Luxembourg

Attention: Jon Farkas

Email: jfarkas@nsamgroup.eu

) ) ) Signature /s/ Steven Kauff Title: Manager

Signed by Steven Kauff for
and on behalf of PRIME GER
Dammtorwall - T S.à r.l.

Address: 6A route de Trèves
    6th Floor,
    L-2633 Senningerberg
    Grand Duchy of Luxembourg

Attention: Jon Farkas

Email: jfarkas@nsamgroup.eu

) ) ) Signature /s/ Steven Kauff Title: Manager

Signed by Steven Kauff for
and on behalf of PRIME POOL II - T S.à
r.l.

Address: 6A route de Trèves
    6th Floor,
    L-2633 Senningerberg
    Grand Duchy of Luxembourg

Attention: Jon Farkas

Email: jfarkas@nsamgroup.eu

) ) ) Signature /s/ Steven Kauff Title: Manager

Signed by Steven Kauff for
and on behalf of PRIME NLD
ROTTERDAM - T, B.V.

Address: 6A route de Trèves
    6th Floor,
    L-2633 Senningerberg
    Grand Duchy of Luxembourg

Attention: Jon Farkas

Email: jfarkas@nsamgroup.eu

) ) ) Signature /s/ Steven Kauff Title:

Signed by Steven Kauff for
and on behalf of PRIME NLD
AMSTERDAM - T B.V.

Address: 6A route de Trèves
    6th Floor,
    L-2633 Senningerberg
    Grand Duchy of Luxembourg

Attention: Jon Farkas

Email: jfarkas@nsamgroup.eu
) ) ) Signature /s/ Steven Kauff Title: Manager

Signed by Steven Kauff for
and on behalf of PRIME POOL VII -T,
S.à r.l.

Address: 6A route de Trèves
    6th Floor,
    L-2633 Senningerberg
    Grand Duchy of Luxembourg

Attention: Jon Farkas

Email: jfarkas@nsamgroup.eu
) ) ) Signature /s/ Steven Kauff Title: Manager

Signed by Steven Kauff for
and on behalf of PRIME POOL I -T,
S.à r.l.

Address: 6A route de Trèves
    6th Floor,
    L-2633 Senningerberg
    Grand Duchy of Luxembourg

Attention: Jon Farkas

Email: jfarkas@nsamgroup.eu

) ) ) Signature /s/ Steven Kauff Title: Manager

Signed by Steven Kauff for
and on behalf of PRIME POOL V - T,
S.à r.l.

Address: 6A route de Trèves
    6th Floor,
    L-2633 Senningerberg
    Grand Duchy of Luxembourg

Attention: Jon Farkas

Email: jfarkas@nsamgroup.eu

) ) ) Signature /s/ Steven Kauff Title: Manager

Signed by Steven Kauff for
and on behalf of PRIME POOL VI - T,
S.à r.l.

Address: 6A route de Trèves
    6th Floor,
    L-2633 Senningerberg
    Grand Duchy of Luxembourg

Attention: Jon Farkas

Email: jfarkas@nsamgroup.eu

) ) ) Signature /s/ Steven Kauff Title: Manager

Signed by Steven Kauff for
and on behalf of PRIME POOL IV A - T,
S.à r.l.

Address: 6A route de Trèves
    6th Floor,
    L-2633 Senningerberg
    Grand Duchy of Luxembourg

Attention: Jon Farkas

Email: jfarkas@nsamgroup.eu

) ) ) Signature /s/ Steven Kauff Title: Manager

Signed by Steven Kauff for
and on behalf of PRIME POOL IV B -T,
S.à r.l.

Address: 6A route de Trèves
    6th Floor,
    L-2633 Senningerberg
    Grand Duchy of Luxembourg

Attention: Jon Farkas

Email: jfarkas@nsamgroup.eu

) ) ) ) Signature /s/ Steven Kauff Title: Manager
Signed by Steven Kauff for and on behalf of PRIME SWE GOTHENBURG - T AB Address: Attention: Jon Farkas Email: jfarkas@nsamgroup.eu	) ) ) Signature /s/ Steven Kauff Title:
Signed by Steven Kauff for and on behalf of PRIME BEL RUE DE LA LOI - T SPRL (formerly known as Chrysalis Invest NV) Address: Attention: Jon Farkas Email: jfarkas@nsamgroup.eu	) ) ) Signature /s/ Steven Kauff Title:

THE ARRANGER

Signed by Martin Wilmsen Rechtsanwalt for and on behalf of AAREAL BANK AG Address:Paulinenstrasse 15, 65189 Wiesbaden Germany Facsimile No:+49 611 348 3108 Attention: CM-2 Transaction Management	) ) Signature /s/ Martin Wilmsen Rechtsanwalt

THE ORIGINAL LENDERS

Signed by Martin Wilmsen Rechtsanwalt for and on behalf of AAREAL BANK AG Address: Paulinenstrasse 15, 65189 Wiesbaden Germany Facsimile No:+49 611 348 3108 Attention: CM-2 Transaction Management	) ) Signature /s/ Martin Wilmsen Rechtsanwalt

THE AGENT

Signed by Martin Wilmsen Rechtsanwalt for and on behalf of AAREAL BANK AG Address: Paulinenstrasse 15, 65189 Wiesbaden Germany Facsimile No:+49 611 348 3108 Attention: CM-2 Transaction Management	) ) Signature /s/ Martin Wilmsen Rechtsanwalt

THE SECURITY AGENT

Signed by Martin Wilmsen Rechtsanwalt for and on behalf of AAREAL BANK AG Address: Paulinenstrasse 15, 65189 Wiesbaden Germany Facsimile No:+49 611 348 3108 Attention: CM-2 Transaction Management	) ) Signature /s/ Martin Wilmsen Rechtsanwalt

THE ENGLISH SECURITY AGENT

Signed by Helena Anne Jane Giles for and on behalf of CAPITA TRUST COMPANY LIMITED Address: 4th Floor 40 Dukes Place London EC3A 7NH Facsimile No:+44(0)20 3170 0246 Attention:Manager - Corporate Trusts	) ) ) Signature /s/ Helena Anne Jane Giles

THE IFA SECURITY AGENT

Signed by Martin Wilmsen Rechtsanwalt for and on behalf of AAREAL BANK AG Address: Paulinenstrasse 15, 65189 Wiesbaden Germany Facsimile No:+49 611 348 3108 Attention: CM-2 Transaction Management	) ) Signature /s/ Martin Wilmsen Rechtsanwalt